Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2012	Jan. 31, 2013	Jun. 30, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	SHERWIN WILLIAMS CO
Entity Central Index Key	0000089800
Document Type	10-K
Document Period End Date	Dec 31, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 13,474,108,672
Entity Common Stock, Shares Outstanding		103,402,093

Statements of Consolidated Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income Statement [Abstract]
Net sales	$ 9,534,462		$ 8,765,699		$ 7,776,424
Cost of goods sold	5,328,236		5,021,137		4,295,346
Gross profit (1)	4,206,226		3,744,562		3,481,078
Percent to net sales	44.10%		42.70%		44.80%
Selling, general and administrative expenses (1)	3,259,648		2,960,814		2,728,122
Percent to net sales	34.20%		33.80%		35.10%
Other general expense - net	5,248		2,731		3,803
Impairment of trademarks	4,086		5,492		4,484
Interest expense	42,788		42,497		70,595
Interest and net investment income	(2,913)		(3,711)		(2,929)
Other income - net	(9,940)		(4,809)		(781)
Income before income taxes	907,309		741,548		677,784
Income taxes (1), (2)	276,275	[1]	299,688	[1]	215,299	[1]
Net income	$ 631,034		$ 441,860		$ 462,485
Net income per common share:
Basic (in dollars per share)	$ 6.15		$ 4.22		$ 4.28
Diluted (in dollars per share)	$ 6.02		$ 4.14		$ 4.21

[1]	ncludes IRS Settlement of $74,982, or approximately $.70 per share, in the Year ended December 31, 2011. See Note 14 for more information on the IRS Settlement.

Statements of Consolidated Income Statements of Consolidated Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Statement of Other Comprehensive Income [Abstract]
Net income	$ 631,034		$ 441,860		$ 462,485
Foreign currency translation adjustments	(7,403)		(65,632)		25,131
Net actuarial losses and prior service costs arising during period	(6,192)	[1]	(36,415)	[1]	(1,335)	[1]
Less: amortization of net actuarial losses and prior service costs included in Net pension costs	10,973	[2]	13,045	[2]	14,862	[2]
Employee benefit plans	4,781		(23,370)		13,527
Unrealized holding gains (losses) arising during period	123	[3]	(623)	[3]	476	[3]
Less: reclassification adjustments for (gains) losses included in net income	(12)	[4]	68	[4]		[4]
Unrealized net gains (losses) on avaialable-for-sale securities	111		(555)		476
Other comprehensive (loss) income	(2,511)		(89,557)		39,134
Comprehensive income	$ 628,523		$ 352,303		$ 501,619

[1]	Net of taxes of $2,846, $25,504 and $369, in 2012, 2011 and 2010, respectively.
[2]	Net of taxes of $(13,350), $(8,183) and $(9,317), in 2012, 2011 and 2010, respectively.
[3]	Net of taxes of $(77), $256 and $(183), in 2012, 2011 and 2010, respectively.
[4]	Net of taxes of $7 and $(42) in 2012 and 2011, respectively.

Statements of Consolidated Income (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Statement [Abstract]
IRS Settlement		$ 74,982
Per share impact IRS Settlement (in dollars per share)		$ 0.7
Statement of Other Comprehensive Income [Abstract]
Net actuarial losses and prior service costs arising during period, tax	2,846	25,504	369
Amortization of net actuarial losses and prior service costs included in Net pension costs, tax	(13,350)	(8,183)	(9,317)
Unrealized holding gains (losses) arising during period, tax	(77)	256	(183)
Reclassification adjustments for (gains) losses included in net income, tax	$ 7	$ (42)

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 862,590	$ 32,696	$ 58,585
Accounts receivable, less allowance	1,032,508	989,873	916,661
Inventories:
Finished goods	732,359	730,727	743,953
Work in process and raw materials	187,965	196,082	173,748
Total inventory	920,324	926,809	917,701
Deferred income taxes	126,730	149,207	127,348
Other current assets	207,086	163,008	193,427
Total current assets	3,149,238	2,261,593	2,213,722
Goodwill	1,156,005	1,108,008	1,102,458
Intangible assets	347,553	305,873	320,504
Deferred pension assets	249,911	228,350	248,333
Other assets	366,134	368,898	332,100
Property, plant and equipment:
Land	102,336	105,010	106,101
Buildings	677,944	668,802	668,506
Machinery and equipment	1,750,729	1,657,874	1,617,530
Construction in progress	56,582	41,264	34,038
Total gross property, plant and equipment	2,587,591	2,472,950	2,426,175
Less allowances for depreciation	1,621,695	1,516,420	1,474,057
Total net property, plant and equipment	965,896	956,530	952,118
Total Assets	6,234,737	5,229,252	5,169,235
Current liabilities:
Short-term borrowings	69,035	346,313	388,592
Accounts payable	922,999	965,149	909,649
Compensation and taxes withheld	314,892	251,060	253,247
Accrued taxes	52,104	120,555	62,547
Current portion of long-term debt	3,689	7,823	7,875
Other accruals	513,717	471,761	442,030
Total current liabilities	1,876,436	2,162,661	2,063,940
Long-term debt	1,632,165	639,231	648,326
Postretirement benefits other than pensions	320,223	297,528	295,896
Other long-term liabilities	614,109	612,913	551,633
Shareholders’ equity:
Common stock - $1.00 par value: 103,270,067, 103,854,234 and 107,020,728 shares outstanding at December 31, 2012, 2011 and 2010, respectively	111,623	107,454	231,346
Preferred stock - convertible, no par value: 101,086, 160,273 and 216,753 shares outstanding at December 31, 2012, 2011 and 2010, respectively	101,086	160,273	216,753
Unearned ESOP compensation	(101,086)	(160,273)	(216,753)
Other capital	1,673,788	1,297,625	1,222,909
Retained earnings	1,226,467	756,372	4,824,489
Treasury stock, at cost	(849,685)	(276,654)	(4,390,983)
Cumulative other comprehensive loss	(370,389)	(367,878)	(278,321)
Total shareholders’ equity	1,791,804	1,516,919	1,609,440
Total Liabilities and Shareholders’ Equity	$ 6,234,737	$ 5,229,252	$ 5,169,235

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statement of Financial Position [Abstract]
Common stock, par value	$ 1	$ 1	$ 1
Common stock, shares outstanding	103,270,067	103,854,234	107,020,728
Preferred stock, par value	$ 0	$ 0	$ 0
Preferred stock, shares outstanding	101,086	160,273	216,753

Statements of Consolidated Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
OPERATING ACTIVITIES
Net income	$ 631,034	$ 441,860	$ 462,485
Adjustments to reconcile net income to net operating cash:
Depreciation	152,217	151,212	140,347
Amortization of intangible assets	26,985	29,692	34,964
Impairment of trademarks and goodwill	4,086	5,492	4,484
Provisions for environmental-related matters	6,736	9,100	7,089
Provisions for (net credit from) qualified exit costs	2,734	534	(3,811)
Deferred income taxes	(10,422)	16,913	20,070
Defined benefit pension plans net cost	20,309	12,326	18,104
Income tax effect of ESOP on other capital		(3,211)	(7,515)
Stock-based compensation expense	54,348	48,176	42,276
Net increase in postretirement liability	3,666	6,793	4,627
Decrease in non-traded investments	72,861	62,540	53,407
Loss (gain) on disposition of assets	3,454	(5,469)	2,720
Other	(18,349)	3,137	3,330
Change in working capital accounts:
(Increase) in accounts receivable	(33,578)	(93,697)	(111,113)
Decrease (increase) in inventories	19,929	(19,222)	(82,060)
(Decrease) increase in accounts payable	(51,124)	64,053	155,116
(Decrease) increase in accrued taxes	(70,264)	5,435	(19,410)
Increase (decrease) in accrued compensation and taxes withheld	63,697	(538)	75,210
(Decrease) increase in refundable income taxes	(32,967)	(572)	16,059
DOL settlement accrual	80,000
Other	11,000	36,249	(78,910)
Costs incurred for environmental-related matters	(31,689)	(30,451)	(30,880)
Costs incurred for qualified exit costs	(4,577)	(6,181)	(11,275)
Other	(12,200)	1,641	11,276
Net operating cash	887,886	735,812	706,590
INVESTING ACTIVITIES
Capital expenditures	(157,112)	(153,801)	(125,162)
Acquisitions of businesses, net of cash acquired	(99,242)	(44,436)	(298,161)
Proceeds from sale of assets	9,677	12,842	8,335
Increase in other investments	(95,778)	(92,374)	(74,961)
Net investing cash	(342,455)	(277,769)	(489,949)
FINANCING ACTIVITIES
Net (decrease) increase in short-term borrowings	(284,839)	(43,346)	357,835
Proceeds from long-term debt	999,697	40,777	14,798
Payments of long-term debt	(14,000)	(49,881)	(159,422)
Costs associated with repurchase of long-term debt			(22,192)
Payments of cash dividends	(160,939)	(153,512)	(156,424)
Proceeds from stock options exercised	221,126	69,536	102,209
Income tax effect of stock-based compensation exercises and vesting	104,858	12,958	19,676
Treasury stock purchased	(557,766)	(367,372)	(375,677)
Other	(21,559)	15,631	(4,371)
Net financing cash	286,578	(475,209)	(223,568)
Effect of exchange rate changes on cash	(2,115)	(8,723)	(3,817)
Net increase (decrease) in cash and cash equivalents	829,894	(25,889)	(10,744)
Cash and cash equivalents at beginning of year	32,696	58,585	69,329
Cash and cash equivalents at end of year	862,590	32,696	58,585
Taxes paid on income	223,329	196,147	137,872
Interest paid on debt	$ 41,551	$ 42,897	$ 78,747

Statements of Consolidated Shareholders' Equity (USD $) In Thousands, unless otherwise specified	Total	Common Stock	Preferred Stock	Unearned ESOP Compen-sation	Other Capital		Retained Earnings	Treasury Stock	Cumulative Other Comprehensive Loss
Beginning Balance at Dec. 31, 2009	$ 1,490,950	$ 228,647	$ 216,753	$ (216,753)	$ 1,068,963		$ 4,518,428	$ (4,007,633)	$ (317,455)
Shareholders' Equity [Roll Forward]
Net income	462,485						462,485
Other comprehensive (loss) income	39,134								39,134
Treasury stock purchased	(375,677)							(375,677)
Income tax effect of ESOP	(7,515)				(7,515)
Stock options exercised	94,535	2,351			99,857			(7,673)
Income tax effect of stock options exercised	19,676				19,676
Restricted stock and stock option grants (net activity)	42,276	348			41,928
Cash dividends -- $1.56, $1.46 and $1.44 per common share in December 31, 2012, 2011 and 2010, respectively	(156,424)						(156,424)
Ending Balance at Dec. 31, 2010	1,609,440	231,346	216,753	(216,753)	1,222,909		4,824,489	(4,390,983)	(278,321)
Shareholders' Equity [Roll Forward]
Net income	441,860						441,860
Other comprehensive (loss) income	(89,557)								(89,557)
Treasury stock purchased	(367,372)							(367,372)
Treasury stock retired		(125,426)					(4,356,465)	4,481,891
Redemption of preferred stock			(56,480)	56,480
Income tax effect of ESOP	(54,420)				(54,420)	[1]
Stock options exercised	69,346	1,234			68,302			(190)
Income tax effect of stock options exercised	12,958				12,958
Restricted stock and stock option grants (net activity)	48,176	300			47,876
Cash dividends -- $1.56, $1.46 and $1.44 per common share in December 31, 2012, 2011 and 2010, respectively	(153,512)						(153,512)
Ending Balance at Dec. 31, 2011	1,516,919	107,454	160,273	(160,273)	1,297,625		756,372	(276,654)	(367,878)
Shareholders' Equity [Roll Forward]
Net income	631,034						631,034
Other comprehensive (loss) income	(2,511)								(2,511)
Treasury stock purchased	(557,766)							(557,766)
Redemption of preferred stock			(59,187)	59,187
Stock options exercised	205,861	3,867			217,259			(15,265)
Income tax effect of stock options exercised	104,858				104,858
Restricted stock and stock option grants (net activity)	54,348	302			54,046
Cash dividends -- $1.56, $1.46 and $1.44 per common share in December 31, 2012, 2011 and 2010, respectively	(160,939)						(160,939)
Ending Balance at Dec. 31, 2012	$ 1,791,804	$ 111,623	$ 101,086	$ (101,086)	$ 1,673,788		$ 1,226,467	$ (849,685)	$ (370,389)

[1]	Includes $51,209 reduction in Other capital related to IRS Settlement. See Note 14 for more information on the IRS Settlement.

Statements of Consolidated Shareholders' Equity (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash dividend	$ 1.56	$ 1.46	$ 1.44
Other Capital
Reduction in Equity related to IRS Settlement		$ 51,209

Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
SIGNIFICANT ACCOUNTING POLICIES
Consolidation. The consolidated financial statements include the accounts of The Sherwin-Williams Company and its wholly owned subsidiaries (collectively, “the Company.”) Inter-company accounts and transactions have been eliminated.
Use of estimates. The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates, judgments and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those amounts.
Nature of operations. The Company is engaged in the development, manufacture, distribution and sale of paint, coatings and related products to professional, industrial, commercial and retail customers primarily in North and South America, with additional operations in the Caribbean region, Europe and Asia.
Reportable segments. See Note 18 for further details.
Cash flows. Management considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.
Fair value of financial instruments. The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash and cash equivalents: The carrying amounts reported for Cash and cash equivalents approximate fair value.
Short-term investments: The carrying amounts reported for Short-term investments approximate fair value.
Investments in securities: Investments classified as available-for-sale are carried at market value. See the recurring fair value measurement table on page 49.
Non-traded investments: The Company has invested in the U.S. affordable housing and historic renovation real estate markets. These non-traded investments have been identified as variable interest entities. However, because the Company does not have the power to direct the day-to-day operations of the investments and the risk of loss is limited to the amount of contributed capital, the Company is not considered the primary beneficiary. In accordance with the Consolidation Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC), the investments are not consolidated. The Company uses the effective yield method to determine the carrying value of the investments. Under the effective yield method, the initial cost of the investments is amortized over the period that the tax credits are recognized. The carrying amounts of the investments, included in Other assets, were $223,701, $232,366 and $198,023 at December 31, 2012, 2011 and 2010, respectively. The liabilities recorded on the balance sheets for estimated future capital contributions to the investments were $218,688, $235,355 and $194,807 at December 31, 2012, 2011 and 2010, respectively.
Short-term borrowings: The carrying amounts reported for Short-term borrowings approximate fair value.
Long-term debt (including current portion): The fair values of the Company’s publicly traded debt, shown below, are based on quoted market prices. The fair values of the Company’s non-traded debt, also shown below, are estimated using discounted cash flow analyses, based on the Company’s current incremental borrowing rates for similar types of borrowing arrangements. The Company's publicly traded debt and non-traded debt are classified as level 1 and level 2, respectively, in the fair value hierarchy. See Note 7.

	December 31,
	2012		2011		2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Publicly traded debt	$1,630,056	$1,706,487	$632,423	$703,238	$632,375	$662,193
Non-traded debt	5,798	5,600	14,631	14,070	23,826	22,454

Derivative instruments: The Company utilizes derivative instruments as part of its overall financial risk management policy. The Company entered into foreign currency option and forward currency exchange contracts with maturity dates of less than twelve months in 2012, 2011 and 2010, primarily to hedge against value changes in foreign currency. See Note 13. There were no derivative contracts outstanding at December 31, 2012, 2011 and 2010.
Fair value measurements. The following tables summarize the Company’s assets and liabilities measured on a recurring and non-recurring basis in accordance with the Fair Value Measurements and Disclosures Topic of the ASC:

Assets and Liabilities Reported at Fair Value on a Recurring Basis

	Fair Value at December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Deferred compensation plan asset (a)	$19,995	$13,893	$6,102
Liabilities:
Deferred compensation plan liability (b)	$28,627	$28,627

(a)
The deferred compensation plan asset consists of the investment funds maintained for the future payments under the Company’s executive deferred compensation plan, which is structured as a rabbi trust. The investments are marketable securities accounted for under the Debt and Equity Securities Topic of the ASC. The level 1 investments are valued using quoted market prices multiplied by the number of shares. The level 2 investments are valued based on vendor or broker models. The cost basis of the investment funds is $19,764.

(b)	The deferred compensation plan liability represents the value of the Company’s liability under its deferred compensation plan based on quoted market prices in active markets for identical assets.
Assets and Liabilities Reported at Fair Value on a Nonrecurring Basis

	Fair Value at December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Trademarks	$8,928			$8,928
As a result of the 2012 annual impairment test performed in accordance with the Intangibles Topic of the ASC, trademarks with a carrying value of $13,014 were written down to their calculated fair value of $8,928.

Accounts receivable and allowance for doubtful accounts. Accounts receivable were recorded at the time of credit sales net of provisions for sales returns and allowances. The Company recorded an allowance for doubtful accounts of $47,667, $51,747 and $59,310 at December 31, 2012, 2011 and 2010, respectively, to reduce Accounts receivable to their estimated net realizable value. The allowance was based on an analysis of historical bad debts, a review of the aging of Accounts receivable and the current creditworthiness of customers. All provisions for allowances for doubtful collection of accounts are related to the creditworthiness of accounts and are included in Selling, general and administrative expenses.
Reserve for obsolescence. The Company recorded a reserve for obsolescence of $88,356, $82,671 and $74,372 at December 31, 2012, 2011 and 2010, respectively, to reduce Inventories to their estimated net realizable value.
Goodwill. Goodwill represents the cost in excess of fair value of net assets acquired in business combinations accounted for by the purchase method. In accordance with the Impairments Topic of the ASC, goodwill is tested for impairment on an annual basis and in between annual tests if events or circumstances indicate potential impairment. See Note 4.
Intangible assets. Intangible assets include trademarks, non-compete covenants and certain intangible property rights. As required by the Goodwill and Other Intangibles Topic of the ASC, indefinite-lived trademarks are not amortized, but instead are tested annually for impairment, and between annual tests whenever an event occurs or circumstances indicate potential impairment. See Note 4. The cost of finite-lived trademarks, non-compete covenants and certain intangible property rights are amortized on a straight-line basis over the expected period of benefit as follows:

Useful Life
Finite-lived trademarks	5 years
Non-compete covenants	3 – 5 years
Certain intangible property rights	3 – 20 years

Accumulated amortization of finite-lived intangible assets was $260,065, $237,736 and $228,633 at December 31, 2012, 2011 and 2010, respectively. See Note 4.
Impairment of long-lived assets. In accordance with the Property, Plant and Equipment Topic of the ASC, management evaluates the recoverability and estimated remaining lives of long-lived assets whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or the useful life has changed. See Notes 4 and 5.
Property, plant and equipment. Property, plant and equipment is stated on the basis of cost. Depreciation is provided by the straight-line method. Depreciation and amortization are included in the appropriate Cost of goods sold or Selling, general and administrative expense caption on the Statements of Consolidated Income. Included in Property, plant and equipment are leasehold improvements. The major classes of assets and ranges of annual depreciation rates are:

Buildings	2.5% – 20.0%
Machinery and equipment	5.0% – 20.0%
Furniture and fixtures	10.0% – 33.3%
Automobiles and trucks	10.0% – 33.3%

Standby letters of credit. The Company occasionally enters into standby letter of credit agreements to guarantee various operating activities. These agreements provide credit availability to the various beneficiaries if certain contractual events occur. Amounts outstanding under these agreements totaled $22,845, $18,819 and $22,300 at December 31, 2012, 2011 and 2010, respectively.
Product warranties. The Company offers product warranties for certain products. The specific terms and conditions of such warranties vary depending on the product or customer contract requirements. Management estimated the costs of unsettled product warranty claims based on historical results and experience and included an amount in Other accruals. Management periodically assesses the adequacy of the accrual for product warranty claims and adjusts the accrual as necessary. Changes in the Company’s accrual for product warranty claims during 2012, 2011 and 2010, including customer satisfaction settlements during the year, were as follows:

	2012	2011	2010
Balance at January 1	$22,071	$23,103	$22,214
Charges to expense	28,590	29,957	23,092
Settlements	(27,951)	(30,989)	(22,203)
Balance at December 31	$22,710	$22,071	$23,103

Environmental matters. Capital expenditures for ongoing environmental compliance measures were recorded in Property, plant and equipment, and related expenses were included in the normal operating expenses of conducting business. The Company is involved with environmental investigation and remediation activities at some of its currently and formerly owned sites and at a number of third-party sites. The Company accrued for environmental-related activities for which commitments or clean-up plans have been developed and when such costs could be reasonably estimated based on industry standards and professional judgment. All accrued amounts were recorded on an undiscounted basis. Environmental-related expenses included direct costs of investigation and remediation and indirect costs such as compensation and benefits for employees directly involved in the investigation and remediation activities and fees paid to outside engineering, consulting and law firms. See Notes 8 and 13.
Employee Stock Purchase and Savings Plan and preferred stock. The Company accounts for the Employee Stock Purchase and Savings Plan (ESOP) in accordance with the Employee Stock Ownership Plans Subtopic of the Compensation – Stock Ownership Topic of the ASC. The Company recognized compensation expense for amounts contributed to the ESOP, and the ESOP used dividends on unallocated preferred shares to service debt. Unallocated preferred shares held by the ESOP were not considered outstanding in calculating earnings per share of the Company. See Note 11.
Defined benefit pension and other postretirement benefit plans. The Company accounts for its defined benefit pension and other postretirement benefit plans in accordance with the Retirement Benefits Topic of the ASC, which requires the recognition of a plan’s funded status as an asset for overfunded plans and as a liability for unfunded or underfunded plans. See Note 6.
Stock-based compensation. The cost of the Company’s stock-based compensation is recorded in accordance with the Stock Compensation Topic of the ASC. See Note 12.
Foreign currency translation. All consolidated non-highly inflationary foreign operations use the local currency of the country of operation as the functional currency and translated the local currency asset and liability accounts at year-end exchange rates while income and expense accounts were translated at average exchange rates. The resulting translation adjustments were included in Cumulative other comprehensive loss, a component of Shareholders’ equity.
Cumulative other comprehensive loss. At December 31, 2012, the ending balance of Cumulative other comprehensive loss included adjustments for foreign currency translation of $204,195, net prior service costs and net actuarial losses related to pension and other postretirement benefit plans of $166,595 and unrealized net gains on marketable equity securities of $401. At December 31, 2011 and 2010, the ending balance of Cumulative other comprehensive loss included adjustments for foreign currency translation of $196,792 and $131,160, respectively, net prior service costs and net actuarial losses related to pension and other postretirement benefit plans of $171,376 and $148,006, respectively, and unrealized gains on marketable equity securities and derivative instruments used in cash flow hedges of $290 and $845, respectively.
Revenue recognition. All revenues were recognized when products were shipped and title had passed to unaffiliated customers. Collectibility of amounts recorded as revenue was reasonably assured at the time of recognition.
Customer and vendor consideration. The Company offered certain customers rebate and sales incentive programs which were classified as reductions in Net sales. Such programs were in the form of volume rebates, rebates that constituted a percentage of sales or rebates for attaining certain sales goals. The Company received consideration from certain suppliers of raw materials in the form of volume rebates or rebates that constituted a percentage of purchases. These rebates were recognized on an accrual basis by the Company as a reduction of the purchase price of the raw materials and a subsequent reduction of Cost of goods sold when the related product was sold.
Costs of goods sold. Included in Costs of goods sold were costs for materials, manufacturing, distribution and related support. Distribution costs included all expenses related to the distribution of products including inbound freight charges, purchase and receiving costs, warehousing costs, internal transfer costs and all costs incurred to ship products. Also included in Costs of goods sold were total technical expenditures, which included research and development costs, quality control, product formulation expenditures and other similar items. Research and development costs included in technical expenditures were $44,648, $41,719 and $39,883 for 2012, 2011 and 2010, respectively.
Selling, general and administrative expenses. Selling costs included advertising expenses, marketing costs, employee and store costs and sales commissions. The cost of advertising was expensed as incurred. The Company incurred $247,469, $227,303 and $217,637 in advertising costs during 2012, 2011 and 2010, respectively. General and administrative expenses included human resources, legal, finance and other support and administrative functions.
Earnings per share. Shares of preferred stock held in an unallocated account of the ESOP (see Note 11) and common stock held in a revocable trust (see Note 10) were not considered outstanding shares for basic or diluted income per common share calculations. All references to “shares” or “per share” information throughout this report relate to common shares and are stated on a diluted per common share basis, unless otherwise indicated. Basic and diluted net income per common share were calculated using the two-class method in accordance with the Earnings Per Common Share Topic of the ASC. Basic net income per common share amounts were computed based on the weighted-average number of common shares outstanding during the year. Diluted net income per common share amounts were computed based on the weighted-average number of common shares outstanding plus all dilutive securities potentially outstanding during the year. See Note 15.
Impact of recently issued accounting standards. Effective January 1, 2012, the Company adopted Accounting Standards Update (ASU) No. 2011-5 and 2011-12, which amend the Comprehensive Income Topic of the ASC. The updated guidance requires the components of income and other comprehensive income to be presented in a single continuous statement or two consecutive statements in annual periods. The change in presentation did not have an impact on the Company's results of operations, financial condition or liquidity.
In July 2012, the FASB issued ASU No. 2012-2, which amends the Intangibles - Goodwill and Other Topic of the ASC. The updated standard gives companies the option to perform a qualitative assessment to determine whether indefinite-lived intangible assets are impaired. If the qualitative analysis shows that it is unlikely that an indefinite-lived intangible asset is impaired, then the annual fair value calculation does not need to be performed. However, if it is not unlikely that an indefinite-lived intangible asset is impaired, then the annual fair value calculation must still be performed. ASU No. 2012-2 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted. The Company will consider performing the qualitative assessment as part of its future annual impairment tests for indefinite-lived intangible assets. ASU No. 2012-2 is similar to ASU No. 2011-8, which was adopted by the Company in 2012, and amends the Intangibles - Goodwill and Other Topic of the ASC to give companies the option to perform a qualitative assessment that can potentially alleviate the need to perform the quantitative two-step test. These standards may affect the Company's disclosures, but they will not affect its results of operations, financial condition or liquidity.

Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
ACQUISITIONS
ACQUISITIONS
On November 9, 2012, the Company entered into a definitive Stock Purchase Agreement to purchase all of the issued and outstanding shares of Consorcio Comex, S.A. de C.V. (Comex) for an aggregate purchase price of approximately $2.34 billion, including assumed debt. Comex is a leader in the paint and coatings market in Mexico with headquarters in Mexico City. Completion of the transaction is subject to certain conditions and regulatory approvals.
All completed acquisitions below have been accounted for as purchases and their results of operations have been included in the consolidated financial statements since the date of acquisition.
Effective December 18, 2012, the Company acquired Jiangsu Pulanna Coating Co., Ltd. (Pulanna). Headquartered in Changzhou, China, Pulanna is a leading automotive refinishes coatings manufacturer in China. The acquisition strengthens the Global Finishes Group's established presence in China and its ability to serve automotive customers around the world.
Effective June 1, 2012, the Company acquired Geocel Holdings Corporation. Geocel manufactures innovative caulks, sealants, and adhesives specially designed for tough construction and repair applications in commercial, residential, industrial and transport non-automotive markets. Geocel has operations in both the United States and United Kingdom. The acquisition strengthens the Consumer Group’s sealant and adhesive market position.
The aggregate consideration paid for Pulanna and Geocel was $99,242, net of cash acquired. Both acquisitions resulted in the recognition of goodwill and intangible assets. See Note 4.
The Company acquired a controlling interest in Leighs Paints in July 2011, and the remaining interest in December 2011. Headquartered in Bolton, United Kingdom, Leighs Paints is one of the leading industrial fire protection coatings manufacturers in the world, with a growing global platform driven by technology innovation and quality products. Leighs Paints strengthens the Global Finishes Group’s growing global platform. The aggregate consideration paid for Leighs Paints was $41,824, net of cash acquired. The acquisition resulted in the recognition of goodwill and intangible assets. See Note 4.
The following unaudited pro-forma summary presents consolidated financial information as if Pulanna, Geocel and Leighs Paints had been acquired at the beginning of 2011. The unaudited pro-forma consolidated financial information does not necessarily reflect the actual results that would have occurred had the acquisitions taken place on January 1, 2011 or the future results of operations of the combined companies under ownership and operation of the Company.

	2012	2011
Net sales	$9,589,229	$8,888,661
Net income	641,090	448,751
Net income per common share:
Basic	6.25	4.29
Diluted	6.12	4.20

Inventories	12 Months Ended
Dec. 31, 2012
Inventory Disclosure [Abstract]
INVENTORIES
INVENTORIES
Inventories were stated at the lower of cost or market with cost determined principally on the last-in, first-out (LIFO) method. The following presents the effect on inventories, net income and net income per common share had the Company used the first-in, first-out (FIFO) inventory valuation method adjusted for income taxes at the statutory rate and assuming no other adjustments. Management believes that the use of LIFO results in a better matching of costs and revenues. This information is presented to enable the reader to make comparisons with companies using the FIFO method of inventory valuation. During 2012 and 2011, certain inventories accounted for on the LIFO method were reduced, resulting in the liquidation of certain quantities carried at costs prevailing in prior years. The 2012 liquidations reduced net income by $160 and the 2011 liquidations increased net income by $1,067.

	2012	2011	2010
Percentage of total inventories on LIFO	75%	77%	76%
Excess of FIFO over LIFO	$357,303	$378,986	$277,164
Increase (decrease) in net income due to LIFO	13,365	(62,636)	(16,394)
Increase (decrease) in net income per common share due to LIFO	.13	(.59)	(.15)

Goodwill, Intangible and Long-Lived Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL, INTANGIBLE AND LONG-LIVED ASSETS
GOODWILL, INTANGIBLE AND LONG-LIVED ASSETS
During 2012, the Company recognized $42,064 of goodwill and $15,899 of indefinite-lived trademarks in the acquisitions of Geocel and Pulanna. Acquired customer relationships, finite-lived trademarks and covenants not to compete recognized in these acquisitions valued at $27,487, $13,000 and $9,720, respectively, are being amortized over periods ranging from 6 to 15 years from the date of acquisition.
During 2011, the Company recognized $5,039 of goodwill in the acquisition of Leighs Paints. Acquired technology, trademarks and customer relationships recognized in this acquisition valued at $4,794, $2,125 and $1,918, respectively, are being amortized over periods ranging from 5 to 10 years from the date of acquisition.
During 2010, the Company recognized $79,909 of goodwill and $18,007 of trademarks in the acquisitions of Sayerlack Industrial Coatings (Sayerlack), Becker Industrial Products AB (Acroma) and Pinturas Condor S.A. (Pinturas Condor). Customer relationships valued at $35,886 recognized in the acquisitions of Acroma and Pinturas Condor are being amortized over periods of 15 and 19 years, respectively, from the date of acquisition.
In accordance with the Property, Plant and Equipment Topic of the ASC, whenever events or changes in circumstances indicate that the carrying value of long-lived assets may not be recoverable or the useful life may have changed, impairment tests are to be performed. Undiscounted cash flows are to be used to calculate the recoverable value of long-lived assets to determine if such assets are impaired. Where impairment is identified, a discounted cash flow valuation model, incorporating discount rates commensurate with the risks involved for each group of assets, is to be used to determine the fair value for the assets to measure any potential impairment.
In 2011, a reduction in the carrying value of property, plant and equipment associated with a facility closed during 2008 was recorded (see Note 5).
During 2010, a reduction in the carrying value of property, plant and equipment associated with one manufacturing facility closed during 2009 was recorded (see Note 5). In addition, finite-lived intangible assets and property, plant and equipment in the Global Finishes Group had reductions in carrying value of $4,364 and $2,177, respectively, due to undiscounted cash flow projections below carrying values.
In accordance with the Goodwill and Other Intangibles Topic of the ASC, goodwill and indefinite-lived intangible assets are tested for impairment annually, and interim impairment tests are performed whenever an event occurs or circumstances change that indicate an impairment has more likely than not occurred. October 1 has been established for the annual impairment review. At the time of impairment testing, values are estimated separately for goodwill and trademarks with indefinite lives using a discounted cash flow valuation model, incorporating discount rates commensurate with the risks involved for each group of assets. An optional qualitative assessment may alleviate the need to perform the quantitative goodwill impairment test when impairment is unlikely. The Company used the qualitative assessment for each of its reporting units in 2012. Impairments of trademarks with indefinite lives have been reported as a separate line in the Statements of Consolidated Income.
The annual impairment review performed as of October 1, 2012 resulted in trademark impairments in the Paint Stores Group and Global Finishes Group of $3,400 and $686, respectively, and no goodwill impairment. The trademark impairments related primarily to the planned conversion of various acquired brands.
The annual impairment review performed as of October 1, 2011 resulted in trademark impairments in the Paint Stores Group and Global Finishes Group of $4,669 and $823, respectively, and no goodwill impairment. The trademark impairments related primarily to lower-than-anticipated sales of acquired brands.
The annual impairment review performed as of October 1, 2010 resulted in trademark impairment in the Paint Stores Group of $120 and no goodwill impairment. The trademark impairment related primarily to lower-than-anticipated sales of an acquired brand.
Amortization of finite-lived intangible assets is as follows for the next five years: $33,279 in 2013, $29,840 in 2014, $25,866 in 2015 and $22,145 in 2016 and $18,003 in 2017.
A summary of changes in the Company’s carrying value of goodwill by reportable segment is as follows:

Goodwill	Paint Stores Group	Consumer Group	Global Finishes Group	Latin America Coatings Group	Consolidated Totals
Balance at January 1, 2010 (a)	$285,445	$686,612	$42,397	$371	$1,014,825
Acquisitions			70,594	9,315	79,909
Currency and other adjustments	1,299	2,776	2,728	921	7,724
Balance at December 31, 2010 (a)	286,744	689,388	115,719	10,607	1,102,458
Acquisitions			5,039		5,039
Currency and other adjustments	254	(109)	(408)	774	511
Balance at December 31, 2011 (a)	286,998	689,279	120,350	11,381	1,108,008
Acquisitions		17,357	24,707		42,064
Currency and other adjustments	(214)	(344)	7,230	(739)	5,933
Balance at December 31, 2012 (a)	$286,784	$706,292	$152,287	$10,642	$1,156,005

(a)	Net of accumulated impairment losses of $8,904 ($8,113 in the Consumer Group and $791 in the Global Finishes Group).
A summary of the Company’s carrying value of intangible assets is as follows:

	Finite-lived intangible assets			Trademarks with indefinite lives	Total intangible assets
	Software	All other	Subtotal
December 31, 2012
Weighted-average amortization period	8 years	12 years	11 years
Gross	$107,779	$337,089	$444,868
Accumulated amortization	(66,106)	(193,959)	(260,065)
Net value	$41,673	$143,130	$184,803	$162,750	$347,553
December 31, 2011
Weighted-average amortization period	7 years	13 years	11 years
Gross	$109,401	$274,086	$383,487
Accumulated amortization	(60,030)	(177,706)	(237,736)
Net value	$49,371	$96,380	$145,751	$160,122	$305,873
December 31, 2010
Weighted-average amortization period	8 years	13 years	11 years
Gross	$107,141	$254,462	$361,603
Accumulated amortization	(57,480)	(171,153)	(228,633)
Net value	$49,661	$83,309	$132,970	$187,534	$320,504

Exit or Disposal Activities	12 Months Ended
Dec. 31, 2012
Restructuring and Related Activities [Abstract]
EXIT OR DISPOSAL ACTIVITIES
EXIT OR DISPOSAL ACTIVITIES
Management is continually re-evaluating the Company’s operating facilities, including acquired operating facilities, against its long-term strategic goals. Liabilities associated with exit or disposal activities are recognized as incurred in accordance with the Exit or Disposal Cost Obligations Topic of the ASC. Provisions for qualified exit costs are made at the time a facility is no longer operational. Qualified exit costs primarily include post-closure rent expenses or costs to terminate the contract before the end of its term and costs of employee terminations. Adjustments may be made to liabilities accrued for qualified exit costs if information becomes available upon which more accurate amounts can be reasonably estimated. Concurrently, property, plant and equipment is tested for impairment in accordance with the Property, Plant and Equipment Topic of the ASC, and if impairment exists, the carrying value of the related assets is reduced to estimated fair value. Additional impairment may be recorded for subsequent revisions in estimated fair value. Adjustments to prior provisions and additional impairment charges for property, plant and equipment of closed sites being held for disposal are recorded in Other general expense – net.
During 2012, 19 stores and branches were closed due to lower demand or redundancy. Provisions for severance and other qualified exit cost of $7,363 and $313 were charged to the Global Finishes Group and Paint Stores Group, respectively. There were no provisions for severance and other qualified exit costs charged to the Consumer Group or Latin America Coatings Group. Adjustments to prior provisions related to manufacturing facilities, distribution facilities, stores and branches closed prior to 2012 of $(4,942) were recorded.
During 2011, 22 stores and branches were closed due to lower demand or redundancy. Provisions for severance and other qualified exit costs of $913, $339 and $182 were charged to the Global Finishes Group, Consumer Group and Paint Stores Group, respectively. There were no provisions for severance and other qualified exit costs charged to the Latin America Coatings Group. Adjustments to prior provisions related to manufacturing facilities, distribution facilities, stores and branches closed prior to 2011 of $(900) were recorded. In 2011, a reduction of $3,263 in the carrying value of property, plant and equipment associated with a facility closed in 2008 was recorded in the Paint Stores Group.
During 2010, 23 stores and branches were closed due to lower demand or redundancy. Provisions for severance and other qualified exit costs of $1,314, $457 and $182 were charged to the Global Finishes Group, Consumer Group and Paint Stores Group, respectively. Adjustments to prior provisions related to manufacturing facilities, distribution facilities, stores and branches closed prior to 2010 of $(5,764) were recorded. In 2010, a reduction of $1,164 in the carrying value of the property, plant and equipment associated with a manufacturing facility closed in 2009 was recorded.
At December 31, 2012, a portion of the remaining accrual for qualified exit costs relating to facilities shutdown prior to 2010 is expected to be incurred by the end of 2013. The remaining portion of the ending accrual for facilities shutdown prior to 2010 primarily represented post-closure contractual expenses related to certain owned facilities which are closed and being held for disposal or involved in ongoing environmental-related activities. The Company cannot reasonably estimate when such matters will be concluded to permit disposition.
The tables on the following pages summarize the activity and remaining liabilities associated with qualified exit costs:

Exit Plan	Balance at December 31, 2011	Provisions in Cost of goods sold or SG&A	Actual expenditures charged to accrual	Adjustments to prior provisions in Other general expense - net	Balance at December 31, 2012
Paint Stores Group stores shutdown in 2012:
Other qualified exit costs		$313			$313
Global Finishes Group facility shutdown in 2012:
Severance and related costs		3,933	$(1,697)		2,236
Other qualified exit costs		3,430			3,430
Consumer Group manufacturing facilities shutdown in 2011:
Severance and related costs	$197		(133)	$(64)
Paint Stores Group stores shutdown in 2011:
Other qualified exit costs	156		(144)	(12)
Global Finishes Group branches shutdown in 2011:
Severance and related costs	129		(134)	5
Other qualified exit costs	470		(180)		290
Global Finishes Group branches shutdown in 2010:
Other qualified exit costs	955		(133)		822
Other qualified exit costs for facilities shutdown prior to 2010	8,493		(2,156)	(4,871)	1,466
Totals	$10,400	$7,676	$(4,577)	$(4,942)	$8,557

Exit Plan	Balance at December 31, 2010	Provisions in Cost of goods sold or SG&A	Actual expenditures charged to accrual	Adjustments to prior provisions in Other general expense - net	Balance at December 31, 2011
Consumer Group manufacturing facilities shutdown in 2011:
Severance and related costs		$339	$(142)		$197
Paint Stores Group stores shutdown in 2011:
Other qualified exit costs		182	(26)		156
Global Finishes Group branches shutdown in 2011:
Severance and related costs		316	(187)		129
Other qualified exit costs		597	(127)		470
Global Finishes Group branches shutdown in 2010:
Other qualified exit costs	$1,114		(159)		955
Paint Stores Group stores shutdown in 2010:
Other qualified exit costs	4			$(4)
Paint Stores Group stores shutdown in 2009:
Other qualified exit costs	2,022		(805)	3	1,220
Global Finishes Group manufacturing facility and branches shutdown in 2009:
Other qualified exit costs	1,820		(918)	262	1,164
Consumer Group manufacturing facilities shutdown in 2009:
Other qualified exit costs	721		(245)	(74)	402
Other qualified exit costs for facilities shutdown prior to 2009	10,366		(3,572)	(1,087)	5,707
Totals	$16,047	$1,434	$(6,181)	$(900)	$10,400

Exit Plan	Balance at January 1, 2010	Provisions in Cost of goods sold or SG&A	Actual expenditures charged to accrual	Adjustments to prior provisions in Other general expense - net	Balance at December 31, 2010
Global Finishes Group branches shutdown in 2010:
Severance and related costs		$31	$(31)
Other qualified exit costs		1,283	(169)		$1,114
Paint Stores Group stores shutdown in 2010:
Other qualified exit costs		182	(178)		4
Paint Stores Group stores shutdown in 2009:
Other qualified exit costs	$3,213		(1,213)	$22	2,022
Consumer Group manufacturing facilities shutdown in 2009:
Severance and related costs	4,532	457	(3,534)	(1,455)
Other qualified exit costs	2,258		(612)	(925)	721
Global Finishes Group manufacturing facility and branches shutdown in 2009:
Severance and related costs	204		(78)	(126)
Other qualified exit costs	3,703		(1,288)	(595)	1,820
Paint Stores Group manufacturing and distribution facilities, administrative offices and stores shutdown in 2008:
Severance and related costs	70		(66)	(4)
Other qualified exit costs	5,426		(1,864)	(504)	3,058
Consumer Group manufacturing and distribution facilities shutdown in 2008:
Severance and related costs	311			(311)
Other qualified exit costs	83		(60)	219	242
Global Finishes Group administrative offices and branches shutdown in 2008:
Other qualified exit costs	88		(88)
Other qualified exit costs for facilities shutdown prior to 2008	11,245		(2,094)	(2,085)	7,066
Totals	$31,133	$1,953	$(11,275)	$(5,764)	$16,047

Pension, Health Care and Postretirement Benefits Other Than Pensions	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
PENSION, HEALTH CARE AND POSTRETIREMENT BENEFITS OTHER THAN PENSIONS
PENSION, HEALTH CARE AND POSTRETIREMENT BENEFITS OTHER THAN PENSIONS
The Company provides pension benefits to substantially all employees through primarily noncontributory defined contribution or defined benefit plans and certain health care and life insurance benefits to domestic active employees and eligible retirees. In accordance with the Retirement Benefits Topic of the ASC, the Company recognizes an asset for overfunded defined benefit pension or other postretirement benefit plans and a liability for unfunded or underfunded plans. In addition, actuarial gains and losses and prior service costs of such plans are recorded in Cumulative other compre- hensive loss, a component of Shareholders’ equity. The amounts recorded in Cumulative other comprehensive loss will continue to be modified as actuarial assumptions and service costs change, and all such amounts will be amortized to expense over a period of years through the net pension cost (credit) and net periodic benefit cost.
Health care plans. The Company provides certain domestic health care plans that are contributory and contain cost-sharing features such as deductibles and coinsurance. There were 18,609, 18,189 and 17,841 active employees entitled to receive benefits under these plans at December 31, 2012, 2011 and 2010, respectively. The cost of these benefits for active employees, which includes claims incurred and claims incurred but not reported, amounted to $163,011, $155,501 and $144,927 for 2012, 2011 and 2010, respectively.
Defined contribution pension plans. The Company’s annual contribution for its domestic defined contribution pension plan was $25,147, $23,344 and $22,512 for 2012, 2011 and 2010, respectively. The contribution percentage ranges from two percent to seven percent of compensation for covered employees based on an age and service formula. Assets in employee accounts of the domestic defined contribution pension plan are invested in various investment funds as directed by the participants. These investment funds did not own a significant number of shares of the Company’s common stock for any year presented.
The Company’s annual contribution for its foreign defined contribution pension plans, which is based on various percentages of compensation for covered employees up to certain limits, was $4,621, $3,807 and $3,968 for 2012, 2011 and 2010, respectively. Assets in employee accounts of the foreign defined contribution pension plans are invested in various investment funds. These investment funds did not own a significant number of shares of the Company’s common stock for any year presented.
Defined benefit pension plans. The Company has one salaried and one hourly domestic defined benefit pension plan, and fifteen foreign defined benefit pension plans, including two European plans acquired in connection with the 2011 and 2010 acquisitions of Leighs Paints and Acroma. All participants in the domestic salaried defined benefit pension plan prior to January 1, 2002 retain the previous defined benefit formula for computing benefits with certain modifications for active employees. Eligible domestic salaried employees hired or re-hired between January 1, 2002 and September 30, 2011 became participants in the revised domestic salaried defined benefit pension plan upon completion of six months of service. All employees who became participants on or after January 1, 2002 and before January 1, 2005 were credited with certain contribution credits equivalent to six percent of their salary. All employees who became participants on or after January 1, 2005 were credited with certain contribution credits that range from two percent to seven percent of compensation based on an age and service formula. Effective July 1, 2009, the domestic salaried defined benefit pension plan was revised, and all employees who become participants on or after January 1, 2002 were credited with certain contribution credits that range from two percent to seven percent of compensation based on an age and service formula. Contribution credits are converted into units to account for each participant’s benefits. Participants will receive a variable annuity benefit upon retirement or a lump sum distribution upon termination (if vested). The variable annuity benefit is subject to the hypothetical returns achieved on each participant’s allocation of units from investments in various investment funds as directed by the participant. Contribution credits to the revised domestic salaried defined benefit pension plan are being funded through existing plan assets. Effective October 1, 2011, the domestic salaried defined benefit pension plan was frozen for new hires, and all newly hired U.S. non-collectively bargained employees are eligible to participate in the Company’s domestic defined contribution plan.
At December 31, 2012, the domestic salaried defined benefit pension plan was overfunded, with a projected benefit obligation of $313,964, fair value of plan assets of $559,552 and excess plan assets of $245,588. The domestic hourly defined benefit pension plan was underfunded, with a projected benefit obligation of $152,863, fair value of plan assets of $144,011 and a deficiency of plan assets of $8,852. The plans are funded in accordance with all applicable regulations at December 31, 2012 and no funding will be required in 2013. At December 31, 2011, the domestic salaried defined benefit pension plan was overfunded, with a projected benefit obligation of $269,314, fair value of plan assets of $487,990 and excess plan assets of $218,676, and the domestic hourly defined benefit pension plan was underfunded, with a projected benefit obligation of $140,715, fair value of plan assets of $126,473 and a deficiency of plan assets of $14,242. At December 31, 2010, the domestic salaried defined benefit pension plan was overfunded, with a projected benefit obligation of $261,996, fair value of plan assets of $502,707 and excess plan assets of $240,711, and the domestic hourly defined benefit pension plan was overfunded, with a projected benefit obligation of $128,261, fair value of plan assets of $132,018 and excess plan assets of $3,757.
At December 31, 2012, twelve of the Company’s foreign defined benefit pension plans were unfunded or underfunded, with combined projected benefit obligations, fair values of net assets and deficiencies of plan assets of $105,045, $65,026 and $40,019, respectively. An increase of $27,294 from 2011 in the combined projected benefit obligations of all foreign defined benefit pension plans was primarily due to changes in plan assumptions.
The Company expects to make the following benefit payments for all domestic and foreign defined benefit pension plans: $41,784 in 2013; $42,435 in 2014; $43,457 in 2015; $43,631 in 2016; $43,992 in 2017; and $225,564 in 2018 through 2022.
The estimated net actuarial losses and prior service (credits) for the defined benefit pension plans that are expected to be amortized from Cumulative other comprehensive loss into the net pension costs in 2013 are $15,111 and $(310), respectively.
The following table summarizes the components of the net pension costs and Cumulative other comprehen-sive loss related to the defined benefit pension plans:

	Domestic Defined Benefit Pension Plans			Foreign Defined Benefit Pension Plans
	2012	2011	2010	2012	2011	2010
Net pension costs:
Service costs	$19,061	$17,933	$16,906	$3,654	$3,055	$2,061
Interest costs	17,442	18,602	18,028	6,927	5,954	4,266
Expected returns on plan assets	(44,841)	(46,441)	(42,311)	(6,799)	(5,535)	(2,842)
Amortization of prior service costs	1,591	1,635	1,661			29
Amortization of actuarial losses	22,205	16,865	18,943	1,022	493	1,363
Ongoing pension costs	15,458	8,594	13,227	4,804	3,967	4,877
Settlement costs (credits)				47	(235)
Net pension costs	15,458	8,594	13,227	4,851	3,732	4,877
Other changes in plan assets and projected benefit obligation recognized in Cumulative other comprehensive loss (before taxes):
Net actuarial (gains) losses arising during the year	(26,459)	48,745	681	14,131	15,944	(10,043)
Prior service costs during the year	2,495	1,195
Amortization of prior service costs	(1,591)	(1,635)	(1,661)			(29)
Amortization of actuarial losses	(22,205)	(16,865)	(18,943)	(1,022)	(493)	(1,363)
Exchange rate gain (loss) recognized during the year				1,464	(387)	(1,536)
Total recognized in Cumulative other comprehensive loss	(47,760)	31,440	(19,923)	14,573	15,064	(12,971)
Total recognized in net pension costs and Cumulative other comprehensive loss	$(32,302)	$40,034	$(6,696)	$19,424	$18,796	$(8,094)

The Company employs a total return investment approach for the domestic and foreign defined benefit pension plan assets. A mix of equities and fixed income investments are used to maximize the long-term return of assets for a prudent level of risk. In determining the expected long-term rate of return on defined benefit pension plan assets, management considers the historical rates of return, the nature of investments and an expectation of future investment strategies. The target allocations for plan assets are 45 – 65 percent equity securities and 30 – 40 percent fixed income securities.
The following tables summarize the fair value of the defined benefit pension plan assets at December 31, 2012, 2011 and 2010:

	Fair Value at December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments at fair value:
Short-term investments (a)	$68,795		$68,795
Equity investments (b)	490,993	$243,553	247,440
Fixed income investments (c)	239,558	131,276	108,282
Other assets (d)	37,230		18,380	$18,850
	$836,576	$374,829	$442,897	$18,850

	Fair Value at December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments at fair value:
Short-term investments (a)	$9,408		$9,408
Equity investments (b)	482,694	$268,307	214,387
Fixed income investments (c)	202,939	103,485	99,454
Other assets (d)	37,482		16,582	$20,900
	$732,523	$371,792	$339,831	$20,900

	Fair Value at December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments at fair value:
Short-term investments (a)	$33,050		$33,050
Equity investments (b)	463,108	$257,616	205,492
Fixed income investments (c)	185,163	101,227	78,401	$5,535
Other assets (d)	19,152			19,152
	$700,473	$358,843	$316,943	$24,687

(a)	This category includes a full range of high quality, short-term money market securities.

(b)	This category includes actively managed equity assets that track primarily to the S&P 500.

(c)	This category includes government and corporate bonds that track primarily to the Barclays Capital Aggregate Bond Index.

(d)	This category consists of venture capital funds.
The following tables summarize the changes in the fair value of the defined benefit pension plan assets classified as level 3 at December 31, 2012, 2011 and 2010:

	Balance at December 31, 2011	Dispositions	Realized and Unrealized Gains	Balance at December 31, 2012
Other assets	$20,900	$(3,827)	$1,777	$18,850

	Balance at December 31, 2010	Dispositions	Realized and Unrealized Gains	Balance at December 31, 2011
Fixed income investments	$5,535	$(5,717)	$182
Other assets	19,152	(1,389)	3,137	$20,900
	$24,687	$(7,106)	$3,319	$20,900

	Balance at January 1, 2010	Dispositions	Realized and Unrealized Gains	Balance at December 31, 2010
Fixed income investments	$5,265	$(269)	$539	$5,535
Other assets	17,728	(695)	2,119	19,152
	$22,993	$(964)	$2,658	$24,687

Included as equity investments in the domestic defined benefit pension plan assets at December 31, 2012 were 300,000 shares of the Company’s common stock with a market value of $46,146, representing 6.6 percent of total domestic plan assets. Dividends received on the Company’s common stock during 2012 totaled $1,334.
The following table summarizes the obligations, plan assets and assumptions used for the defined benefit pension plans, which are all measured as of December 31:

	Domestic Defined Benefit Pension Plans			Foreign Defined Benefit Pension Plans
	2012	2011	2010	2012	2011	2010
Accumulated benefit obligations at end of year	$460,591	$415,163	$371,195	$142,769	$121,137	$67,964
Projected benefit obligations:
Balances at beginning of year	$410,029	$390,257	$339,275	$141,465	$85,936	$75,175
Service costs	19,061	17,933	16,906	3,654	3,055	2,061
Interest costs	17,442	18,602	18,028	6,927	5,954	4,266
Actuarial losses (gains)	48,346	8,428	41,739	17,532	11,395	(6,950)
Acquisitions of businesses and other	2,496	1,194		(975)	42,131	14,378
Effect of foreign exchange				6,633	(3,760)	(1,063)
Benefits paid	(30,547)	(26,385)	(25,691)	(6,478)	(3,246)	(1,931)
Balances at end of year	466,827	410,029	390,257	168,758	141,465	85,936
Plan assets:
Balances at beginning of year	614,463	634,725	577,047	118,060	65,748	55,870
Actual returns on plan assets	119,647	6,123	83,369	10,201	987	5,935
Acquisitions of businesses and other				6,205	57,761	7,085
Effect of foreign exchange				5,025	(3,190)	(1,211)
Benefits paid	(30,547)	(26,385)	(25,691)	(6,478)	(3,246)	(1,931)
Balances at end of year	703,563	614,463	634,725	133,013	118,060	65,748
Excess (deficient) plan assets over projected benefit obligations	$236,736	$204,434	$244,468	$(35,745)	$(23,405)	$(20,188)
Assets and liabilities recognized in the Consolidated Balance Sheets:
Deferred pension assets	$245,588	$218,676	$244,468	$4,323	$9,674	$3,865
Other accruals				(869)	(829)	(272)
Other long-term liabilities	(8,852)	(14,242)		(39,199)	(32,250)	(23,781)
	$236,736	$204,434	$244,468	$(35,745)	$(23,405)	$(20,188)
Amounts recognized in Cumulative other comprehensive loss:
Net actuarial losses	$(163,088)	$(211,752)	$(179,871)	$(41,567)	$(26,994)	$(11,930)
Prior service costs	(6,110)	(5,206)	(5,647)
	$(169,198)	$(216,958)	$(185,518)	$(41,567)	$(26,994)	$(11,930)
Weighted-average assumptions used to determine projected benefit obligations:
Discount rate	3.73%	4.40%	4.97%	4.58%	4.94%	5.45%
Rate of compensation increase	4.00%	4.00%	4.00%	4.08%	4.05%	4.06%
Weighted-average assumptions used to determine net pension costs:
Discount rate	4.40%	4.97%	5.50%	4.94%	5.48%	5.57%
Expected long-term rate of return on assets	7.50%	7.50%	7.50%	6.04%	6.12%	5.46%
Rate of compensation increase	4.00%	4.00%	4.00%	4.04%	4.06%	3.74%

Postretirement Benefits Other Than Pensions. Employees of the Company hired in the United States prior to January 1, 1993 who are not members of a collective bargaining unit, and certain groups of employees added through acquisitions, are eligible for health care and life insurance benefits upon retirement, subject to the terms of the unfunded plans. There were 4,402, 4,436 and 4,768 retired employees entitled to receive such postretirement benefits at December 31, 2012, 2011 and 2010, respectively.

The following table summarizes the obligation and the assumptions used for postretirement benefits other than pensions:

	Postretirement Benefits Other than Pensions
	2012	2011	2010
Benefit obligation:
Balance at beginning of year - unfunded	$316,795	$315,572	$300,526
Service cost	2,943	3,495	3,532
Interest cost	13,520	15,580	16,066
Actuarial loss (gain)	18,961	(3,965)	11,067
Benefits paid	(14,085)	(13,887)	(15,619)
Balance at end of year - unfunded	$338,134	$316,795	$315,572
Liabilities recognized in the Consolidated Balance Sheets:
Postretirement benefits other than pensions	$(320,223)	$(297,528)	$(295,896)
Other accruals	(17,911)	(19,267)	(19,676)
	$(338,134)	$(316,795)	$(315,572)
Amounts recognized in Cumulative other comprehensive loss:
Net actuarial losses	$(62,814)	$(45,567)	$(52,037)
Prior service costs	328	983	1,640
	$(62,486)	$(44,584)	$(50,397)
Weighted-average assumptions used to determine benefit obligation:
Discount rate	3.70%	4.40%	5.10%
Health care cost trend rate - pre-65	8.00%	8.00%	7.50%
Health care cost trend rate - post-65	8.00%	8.00%	7.50%
Prescription drug cost increases	8.00%	8.00%	8.00%
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate	4.40%	5.10%	5.50%
Health care cost trend rate - pre-65	8.00%	7.50%	8.00%
Health care cost trend rate - post-65	8.00%	7.50%	8.00%
Prescription drug cost increases	8.00%	8.00%	9.00%

The following table summarizes the components of the net periodic benefit cost and cumulative other comprehensive loss related to postretirement benefits other than pensions:

	Postretirement Benefits Other than Pensions
	2012	2011	2010
Net periodic benefit cost:
Service cost	$2,943	$3,495	$3,532
Interest cost	13,520	15,580	16,066
Amortization of actuarial losses	1,715	2,505	1,304
Amortization of prior service credit	(656)	(657)	(656)
Net periodic benefit cost	17,522	20,923	20,246
Other changes in projected benefit obligation recognized in Cumulative other comprehensive loss (before taxes):
Net actuarial loss (gain)	18,961	(3,965)	11,067
Amortization of actuarial losses	(1,715)	(2,505)	(1,304)
Amortization of prior service credit	656	657	656
Total recognized in Cumulative other comprehensive loss	17,902	(5,813)	10,419
Total recognized in net periodic benefit cost and Cumulative other comprehensive loss	$35,424	$15,110	$30,665

The estimated net actuarial loss and prior service credit for postretirement benefits other than pensions that are expected to be amortized from Cumulative other comprehensive loss into net periodic benefit cost in 2013 are $3,934 and $(328), respectively.
The assumed health care cost trend rate and prescription drug cost increases used to determine the net periodic benefit cost for postretirement health care benefits for 2013 both decrease in each successive year until reaching 5.0 percent in 2019.
The assumed health care and prescription drug cost trend rates have a significant effect on the amounts reported for the postretirement health care benefit obligation. A one-percentage-point change in assumed health care and prescription drug cost trend rates would have had the following effects at December 31, 2012:

	One-Percentage-Point
	Increase	(Decrease)
Effect on total of service and interest cost components	$117	$(124)
Effect on the postretirement benefit obligation	$2,938	$(3,039)

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Medicare Act) introduced a prescription drug benefit under Medicare (Medicare Part D) as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. In accordance with the accounting guidance related to the Medicare Act included in the Retirement Benefits Topic of the ASC, the effects of the federal subsidy resulted in a $21,400 reduction of the accumulated postretirement benefit obligation for benefits attributed to past service, which is being recognized prospectively beginning July 1, 2004. During 2012, this recognition resulted in a $5,712 reduction of the net periodic benefit cost, which consisted of changes in actuarial experience and reductions in interest cost of $5,278 and $434, respectively. During 2011, this recognition resulted in a $7,073 reduction of the net periodic benefit cost, which consisted of changes in actuarial experience and reductions in interest cost of $6,831 and $242, respectively. During 2010, this recognition resulted in a $4,170 reduction of the net periodic benefit cost, which consisted of reductions in interest cost, amortization of changes in actuarial experience and service cost of $1,973, $1,852 and $345, respectively. The initial effects of the federal subsidy attributable to past service have been fully recognized.
In the first quarter of 2010, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (the “Acts”) were enacted and became U.S. law. The Acts eliminated the tax deduction previously allowed for the Medicare Part D subsidy beginning in years after December 31, 2012. The Company recognized the deferred tax effects of the reduced deductibility of the subsidy during the first quarter of 2010. The resulting one-time increase in income taxes of $11,400 reduced 2010 basic and diluted earnings per share by $.11 and $.10, respectively.
The Company expects to make retiree health care benefit cash payments and to receive Medicare Part D prescription cash reimbursements as follows:

	Retiree Health Care Benefits	Medicare Prescription Reimbursement	Expected Cash Payments - Net
2013	$20,087	$(2,176)	$17,911
2014	21,324	(2,357)	18,967
2015	22,305	(2,531)	19,774
2016	23,011	(2,698)	20,313
2017	23,357	(680)	22,677
2018 through 2022	114,784	(2,187)	112,597
Total expected benefit cash payments	$224,868	$(12,629)	$212,239

Debt	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
DEBT
– DEBT
Long-term debt

	Due Date	2012	2011	2010
1.35% Senior Notes	2017	$699,091
3.125% Senior Notes	2014	499,912	$499,867	$499,822
4.00% Senior Notes	2042	298,493
7.375% Debentures	2027	129,060	129,056	129,053
7.45% Debentures	2097	3,500	3,500	3,500
2.00% to 2.02% Promissory Notes	Through 2023	2,109	6,808	15,951
		$1,632,165	$639,231	$648,326

Maturities of long-term debt are as follows for the next five years: $3,689 in 2013; $500,488 in 2014; $325 in 2015; $146 in 2016 and $700,149 in 2017. Interest expense on long-term debt was $36,188, $31,883 and $64,442 for 2012, 2011 and 2010, respectively.
Among other restrictions, the Company’s Notes, Debentures and revolving credit agreement contain certain covenants relating to liens, ratings changes, merger and sale of assets, consolidated leverage and change of control as defined in the agreements. In the event of default under any one of these arrangements, acceleration of the maturity of any one or more of these borrowings may result. The Company was in compliance with all covenants for all years presented.
On December 4, 2012, the Company issued $700,000 of 1.35% Senior Notes due 2017 and $300,000 of 4.00% Senior
Notes due 2042. The Senior Notes are covered under a shelf registration filed with the Securities and Exchange Commission (SEC) on December 16, 2009. The proceeds will be used for general corporate purposes, including repayment of short-term borrowings and financing acquisitions.
During 2010, the Company repurchased $136,500 of its publicly traded 7.45% Debentures due 2097. Costs related to the repurchase increased interest expense by $24,165.
Short-term borrowings. At December 31, 2012, there were no borrowings outstanding under the domestic commercial paper program. At December 31, 2011 and 2010, borrowings outstanding under the domestic commercial paper program totaled $264,902 and $173,490, respectively, and were included in Short-term borrowings. The weighted-average interest rate related to these borrowings was 0.2% at December 31, 2011 and 2010. Borrowings outstanding under various foreign programs of $69,035, $81,375 and $215,102 at December 31, 2012, 2011 and 2010, respectively, were included in Short-term borrowings. The weighted-average interest rate related to these borrowings was 2.8%, 4.9% and 2.9% at December 31, 2012, 2011 and 2010, respectively.
On July 19, 2010, Sherwin-Williams Luxembourg S.à r.l., a wholly-owned subsidiary of the Company, entered into a €200,000 (Euro) credit facility. On December 28, 2010, the Company reduced the aggregate amount of this credit facility to €150,000 (Euro). During 2011, the aggregate amount of this credit facility was further reduced to €97,000 (Euro). On September 19, 2012, this credit facility was replaced by a new €95,000 (Euro) five-year revolving credit facility. On July 19, 2010, Sherwin-Williams Canada Inc., a wholly-owned subsidiary of the Company, entered into a CAD 75,000 credit facility. On June 29, 2012, this credit facility was replaced by a new CAD 75,000 five-year credit facility. These credit facilities are being used for general corporate purposes, including refinancing indebtedness and for acquisitions.
On January 30, 2012, the Company entered into a five-year credit agreement, subsequently amended on multiple dates, which gives the Company the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit of up to an aggregate availability of $500,000. On April 23, 2012, the Company entered into a five-year credit agreement, subsequently amended on multiple dates, which gives the Company the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit up to an aggregate availability of $250,000. On November 14, 2012, the Company entered into a three-year credit agreement, subsequently amended on multiple dates, which gives the Company the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit up to an aggregate availability of $250,000. The three credit agreements entered into in 2012 replace prior credit facilities that matured in 2012 and 2011. At December 31, 2012, 2011 and 2010, there were no borrowings outstanding under any of these credit agreements.
The Company uses a revolving credit agreement primarily to satisfy its commercial paper program’s dollar for dollar liquidity requirement. On January 8, 2010, the Company terminated the existing $845,000 revolving credit agreement and entered into a new $500,000 revolving credit agreement. On July 8, 2011, the Company entered into a new five-year $1.05 billion revolving credit agreement, which replaced the existing three-year $500,000 credit agreement. The new credit agreement allows the Company to extend the maturity of the facility with two one-year extension options and to increase the aggregate amount of the facility to $1.30 billion, both of which are subject to the discretion of each lender.

Other Long-term Liabilities	12 Months Ended
Dec. 31, 2012
Environmental Remediation Obligations [Abstract]
OTHER LONG-TERM LIABILITIES
OTHER LONG-TERM LIABILITIES
The operations of the Company, like those of other companies in our industry, are subject to various domestic and foreign environmental laws and regulations. These laws and regulations not only govern current operations and products, but also impose potential liability on the Company for past operations. Management expects environmental laws and regulations to impose increasingly stringent requirements upon the Company and the industry in the future. Management believes that the Company conducts its operations in compliance with applicable environmental laws and regulations and has implemented various programs designed to protect the environment and promote continued compliance.
The Company is involved with environmental investigation and remediation activities at some of its currently and formerly owned sites (including sites which were previously owned and/or operated by businesses acquired by the Company). In addition, the Company, together with other parties, has been designated a potentially responsible party under federal and state environmental protection laws for the investigation and remediation of environmental contamination and hazardous waste at a number of third-party sites, primarily Superfund sites. In general, these laws provide that potentially responsible parties may be held jointly and severally liable for investigation and remediation costs regardless of fault. The Company may be similarly designated with respect to additional third-party sites in the future.
The Company initially provides for estimated costs of environmental-related activities relating to its past operations and third-party sites for which commitments or clean-up plans have been developed and when such costs can be reasonably estimated based on industry standards and professional judgment. These estimated costs are determined based on currently available facts regarding each site. If the best estimate of costs can only be identified as a range and no specific amount within that range can be determined more likely than any other amount within the range, the minimum of the range is provided. The Company continuously assesses its potential liability for investigation and remediation-related activities and adjusts its environmental-related accruals as information becomes available upon which more accurate costs can be reasonably estimated and as additional accounting guidelines are issued. Included in Other long-term liabilities at December 31, 2012, 2011, and 2010 were accruals for extended environmental-related activities of $97,220, $89,266 and $89,562, respectively. Included in Other accruals at December 31, 2012, 2011, and 2010 were accruals for estimated costs of current investigation and remediation activities of $17,101, $42,847 and $60,048, respectively.
Actual costs incurred may vary from the accrued estimates due to the inherent uncertainties involved including, among others, the number and financial condition of parties involved with respect to any given site, the volumetric contribution which may be attributed to the Company relative to that attributed to other parties, the nature and magnitude of the wastes involved, the various technologies that can be used for remediation and the determination of acceptable remediation with respect to a particular site. If the Company’s future loss contingency is ultimately determined to be at the unaccrued maximum of the estimated range of possible outcomes for every site for which costs can be reasonably estimated, the Company’s accrual for environmental-related activities would be $88,671 higher than the minimum accruals at December 31, 2012.
Two of the Company’s currently and formerly owned manufacturing sites account for the majority of the accrual for environmental-related activities and the unaccrued maximum of the estimated range of possible outcomes at December 31, 2012. At December 31, 2012, $59,132, or 51.7 percent of the total accrual, related directly to these two sites. In the aggregate unaccrued maximum of $88,671 at December 31, 2012, $56,952, or 64.2 percent, related to the two manufacturing sites. While environmental investigations and remedial actions are in different stages at these sites, additional investigations, remedial actions and monitoring will likely be required at each site.
Management cannot presently estimate the ultimate potential loss contingencies related to these sites or other less significant sites until such time as a substantial portion of the investigation at the sites is completed and remedial action plans are developed. In the event any future loss contingency significantly exceeds the current amount accrued, the recording of the ultimate liability may result in a material impact on net income for the annual or interim period during which the additional costs are accrued. Management does not believe that any potential liability ultimately attributed to the Company for its environmental-related matters will have a material adverse effect on the Company’s financial condition, liquidity, or cash flow due to the extended period of time during which environmental investigation and remediation takes place. An estimate of the potential impact on the Company’s operations cannot be made due to the aforementioned uncertainties.
Management expects these contingent environmental-related liabilities to be resolved over an extended period of time. Management is unable to provide a more specific time frame due to the indefinite amount of time to conduct investigation activities at any site, the indefinite amount of time to obtain environmental agency approval, as necessary, with respect to investigation and remediation activities, and the indefinite amount of time necessary to conduct remediation activities.
The Asset Retirement and Environmental Obligations Topic of the ASC requires a liability to be recognized for the fair value of a conditional asset retirement obligation if a settlement date and fair value can be reasonably estimated. The Company recognizes a liability for any conditional asset retirement obligation when sufficient information is available to reasonably estimate a settlement date to determine the fair value of such a liability. The Company has identified certain conditional asset retirement obligations at various current and closed manufacturing, distribution and store facilities. These obligations relate primarily to asbestos abatement, hazardous waste Resource Conservation and Recovery Act (RCRA) closures, well abandonment, transformers and used oil disposals and underground storage tank closures. Using investigative, remediation and disposal methods that are currently available to the Company, the estimated costs of these obligations were accrued and are not significant. The recording of additional liabilities for future conditional asset retirement obligations may result in a material impact on net income for the annual or interim period during which the costs are accrued. Management does not believe that any potential liability ultimately attributed to the Company for its conditional asset retirement obligations will have a material adverse effect on the Company’s financial condition, liquidity, or cash flow due to the extended period of time over which sufficient information may become available regarding the closure or modification of any one or group of the Company’s facilities. An estimate of the potential impact on the Company’s operations cannot be made due to the aforementioned uncertainties.

Litigation	12 Months Ended
Dec. 31, 2012
Loss Contingency, Information about Litigation Matters [Abstract]
LITIGATION
LITIGATION
In the course of its business, the Company is subject to a variety of claims and lawsuits, including, but not limited to, litigation relating to product liability and warranty, personal injury, environmental, intellectual property, commercial, contractual and antitrust claims that are inherently subject to many uncertainties regarding the possibility of a loss to the Company. These uncertainties will ultimately be resolved when one or more future events occur or fail to occur confirming the incurrence of a liability or the reduction of a liability. In accordance with the Contingencies Topic of the ASC, the Company accrues for these contingencies by a charge to income when it is both probable that one or more future events will occur confirming the fact of a loss and the amount of the loss can be reasonably estimated. In the event that the Company’s loss contingency is ultimately determined to be significantly higher than currently accrued, the recording of the additional liability may result in a material impact on the Company’s results of operations, liquidity or financial condition for the annual or interim period during which such additional liability is accrued. In those cases where no accrual is recorded because it is not probable that a liability has been incurred and the amount of any such loss cannot be reasonably estimated, any potential liability ultimately determined to be attributable to the Company may result in a material impact on the Company’s results of operations, liquidity or financial condition for the annual or interim period during which such liability is accrued. In those cases where no accrual is recorded or exposure to loss exists in excess of the amount accrued, the Contingencies Topic of the ASC requires disclosure of the contingency when there is a reasonable possibility that a loss or additional loss may have been incurred.
Lead pigment and lead-based paint litigation. The Company’s past operations included the manufacture and sale of lead pigments and lead-based paints. The Company, along with other companies, is and has been a defendant in a number of legal proceedings, including individual personal injury actions, purported class actions, and actions brought by various counties, cities, school districts and other government-related entities, arising from the manufacture and sale of lead pigments and lead-based paints. The plaintiffs’ claims have been based upon various legal theories, including negligence, strict liability, breach of warranty, negligent misrepresentations and omissions, fraudulent misrepresentations and omissions, concert of action, civil conspiracy, violations of unfair trade practice and consumer protection laws, enterprise liability, market share liability, public nuisance, unjust enrichment and other theories. The plaintiffs seek various damages and relief, including personal injury and property damage, costs relating to the detection and abatement of lead-based paint from buildings, costs associated with a public education campaign, medical monitoring costs and others. The Company is also a defendant in legal proceedings arising from the manufacture and sale of non-lead-based paints that seek recovery based upon various legal theories, including the failure to adequately warn of potential exposure to lead during surface preparation when using non-lead-based paint on surfaces previously painted with lead-based paint. The Company believes that the litigation brought to date is without merit or subject to meritorious defenses and is vigorously defending such litigation. The Company has not settled any lead pigment or lead-based paint litigation. The Company expects that additional lead pigment and lead-based paint litigation may be filed against the Company in the future asserting similar or different legal theories and seeking similar or different types of damages and relief.
Notwithstanding the Company’s views on the merits, litigation is inherently subject to many uncertainties, and the Company ultimately may not prevail. Adverse court rulings or determinations of liability, among other factors, could affect the lead pigment and lead-based paint litigation against the Company and encourage an increase in the number and nature of future claims and proceedings. In addition, from time to time, various legislation and administrative regulations have been enacted, promulgated or proposed to impose obligations on present and former manufacturers of lead pigments and lead-based paints respecting asserted health concerns associated with such products or to overturn the effect of court decisions in which the Company and other manufacturers have been successful.
Due to the uncertainties involved, management is unable to predict the outcome of the lead pigment and lead-based paint litigation, the number or nature of possible future claims and proceedings, or the effect that any legislation and/or administrative regulations may have on the litigation or against the Company. In addition, management cannot reasonably determine the scope or amount of the potential costs and liabilities related to such litigation, or resulting from any such legislation and regulations. The Company has not accrued any amounts for such litigation. With respect to such litigation, including the public nuisance litigation, the Company does not believe that it is probable that a loss has occurred, and it is not possible to estimate the range of potential losses as there is no prior history of a loss of this nature and there is no substantive information upon which an estimate could be based. In addition, any potential liability that may result from any changes to legislation and regulations cannot reasonably be estimated. In the event any significant liability is determined to be attributable to the Company relating to such litigation, the recording of the liability may result in a material impact on net income for the annual or interim period during which such liability is accrued. Additionally, due to the uncertainties associated with the amount of any such liability and/or the nature of any other remedy which may be imposed in such litigation, any potential liability determined to be attributable to the Company arising out of such litigation may have a material adverse effect on the Company’s results of operations, liquidity or financial condition. An estimate of the potential impact on the Company’s results of operations, liquidity or financial condition cannot be made due to the aforementioned uncertainties.
Public nuisance claim litigation. The Company and other companies are or were defendants in legal proceedings seeking recovery based on public nuisance liability theories, among other theories, brought by the State of Rhode Island, the City of St. Louis, Missouri, various cities and counties in the State of New Jersey, various cities in the State of Ohio and the State of Ohio, the City of Chicago, Illinois, the City of Milwaukee, Wisconsin and the County of Santa Clara, California and other public entities in the State of California. Except for the Santa Clara County, California proceeding, all of these legal proceedings have been concluded in favor of the Company and other defendants at various stages in the proceedings.
The proceedings initiated by the State of Rhode Island included two jury trials. At the conclusion of the second trial, the jury returned a verdict finding that (i) the cumulative presence of lead pigment in paints and coatings on buildings in the State of Rhode Island constitutes a public nuisance, (ii) the Company, along with two other defendants, caused or substantially contributed to the creation of the public nuisance, and (iii) the Company and two other defendants should be ordered to abate the public nuisance. The Company and two other defendants appealed and, on July 1, 2008, the Rhode Island Supreme Court, among other determinations, reversed the judgment of abatement with respect to the Company and two other defendants. The Rhode Island Supreme Court’s decision reversed the public nuisance liability judgment against the Company on the basis that the complaint failed to state a public nuisance claim as a matter of law.
The Santa Clara County, California proceeding was initiated in March 2000 in the Superior Court of the State of California, County of Santa Clara. In the original complaint, the plaintiffs asserted various claims including fraud and concealment, strict product liability/failure to warn, strict product liability/design defect, negligence, negligent breach of a special duty, public nuisance, private nuisance, and violations of California’s Business and Professions Code. A number of the asserted claims were resolved in favor of the defendants through pre-trial proceedings. The named plaintiffs in the Fourth Amended Complaint, filed on March 16, 2011, are the Counties of Santa Clara, Alameda, Los Angeles, Monterey, San Mateo, Solano and Ventura, and the Cities of Oakland, San Diego and San Francisco. The Fourth Amended Complaint asserts a sole claim for public nuisance, alleging that the presence of lead products for use in paint and coatings in, on and around buildings in the plaintiffs’ jurisdictions constitutes a public nuisance. The plaintiffs seek the abatement of the alleged public nuisance that exists within the plaintiffs’ jurisdictions. A trial is currently scheduled to begin in June 2013.
Litigation seeking damages from alleged personal injury. The Company and other companies are defendants in a number of legal proceedings seeking monetary damages and other relief from alleged personal injuries. These proceedings include claims by children allegedly injured from ingestion of lead pigment or lead-containing paint, claims for damages allegedly incurred by the children’s parents or guardians, and claims for damages allegedly incurred by professional painting contractors. These proceedings generally seek compensatory and punitive damages, and seek other relief including medical monitoring costs. These proceedings include purported claims by individuals, groups of individuals and class actions.
The plaintiff in Thomas v. Lead Industries Association, et al., initiated an action in state court against the Company, other alleged former lead pigment manufacturers and the Lead Industries Association in September 1999. The claims against the Company and the other defendants included strict liability, negligence, negligent misrepresentation and omissions, fraudulent misrepresentation and omissions, concert of action, civil conspiracy and enterprise liability. Implicit within these claims is the theory of “risk contribution” liability (Wisconsin’s theory which is similar to market share liability) due to the plaintiff’s inability to identify the manufacturer of any product that allegedly injured the plaintiff. The case ultimately proceeded to trial and, on November 5, 2007, the jury returned a defense verdict, finding that the plaintiff had ingested white lead carbonate, but was not brain damaged or injured as a result. The plaintiff appealed and, on December 16, 2010, the Wisconsin Court of Appeals affirmed the final judgment in favor of the Company and other defendants.
Wisconsin is the only jurisdiction to date to apply a theory of liability with respect to alleged personal injury (i.e., risk contribution/market share liability) that does not require the plaintiff to identify the manufacturer of the product that allegedly injured the plaintiff in the lead pigment and lead-based paint litigation. Although the risk contribution liability theory was applied during the Thomas trial, the constitutionality of this theory as applied to the lead pigment cases has not been judicially determined by the Wisconsin state courts. However, in an unrelated action filed in the United States District Court for the Eastern District of Wisconsin, Gibson v. American Cyanamid, et al., on November 15, 2010, the District Court held that Wisconsin’s risk contribution theory as applied in that case violated the defendants’ right to substantive due process and is unconstitutionally retroactive. The District Court's decision in Gibson v. American Cyanamid, et al., has been appealed by the plaintiff.
Insurance coverage litigation. The Company and its liability insurers, including certain Underwriters at Lloyd’s of London, initiated legal proceedings against each other to primarily determine, among other things, whether the costs and liabilities associated with the abatement of lead pigment are covered under certain insurance policies issued to the Company. The Company’s action, filed on March 3, 2006 in the Common Pleas Court, Cuyahoga County, Ohio, is currently stayed and inactive.
The liability insurers’ action, which was filed on February 23, 2006 in the Supreme Court of the State of New York, County of New York, has been dismissed. An ultimate loss in the insurance coverage litigation would mean that insurance proceeds could be unavailable under the policies at issue to mitigate any ultimate abatement related costs and liabilities. The Company has not recorded any assets related to these insurance policies or otherwise assumed that proceeds from these insurance policies would be received in estimating any contingent liability accrual. Therefore, an ultimate loss in the insurance coverage litigation without a determination of liability against the Company in the lead pigment or lead-based paint litigation will have no impact on the Company’s results of operation, liquidity or financial condition. As previously stated, however, the Company has not accrued any amounts for the lead pigment or lead-based paint litigation and any significant liability ultimately determined to be attributable to the Company relating to such litigation may result in a material impact on the Company’s results of operations, liquidity or financial condition for the annual or interim period during which such liability is accrued.

2012 Subsequent Event - DOL Settlement. On February 20, 2013, the Company reached a settlement with the DOL of the previously disclosed investigation of transactions related to the ESOP that were implemented on August 1, 2006 and August 27, 2003. The DOL had notified the Company, certain current and former directors of the Company and the ESOP trustee of potential enforcement claims asserting breaches of fiduciary obligations. The DOL sought compensatory and equitable remedies, including monetary damages to the ESOP for alleged losses to the ESOP relating to third-party valuation of the Company's convertible serial preferred stock. The Company believes that the DOL's claims are subject to meritorious defenses, however, the Company's management and Board of Directors have decided that it would be in the best interest of the Company and its shareholders to avoid potentially costly litigation and enter into this settlement to resolve these claims.
The Company agreed to resolve all ESOP related claims with the DOL by making a one-time payment of $80,000 to the ESOP and has recorded a $49,163 after tax charge to earnings. In accordance with U.S. generally accepted accounting principles, the Company is required to recognize this subsequent event in its 2012 fiscal year results since this subsequent event is related to conditions that existed at the balance sheet date of December 31, 2012. The Company's financial results for the quarter and year ended December 31, 2012, which were set forth in the Company's earnings release issued on January 31, 2013 and furnished on the Company's Current Report on Form 8-K dated January 31, 2013, have been revised and furnished on the Company's Current Report on Form 8-K dated February 20, 2013 to reflect this subsequent event. As a result of recording this accrual in the Administrative segment, Cost of goods sold increased $16,000 and Selling, general and administrative expense increased $64,000 while income tax expense decreased $30,837 and diluted net income per common share decreased $.47 per share for both the quarter and year ended December 31, 2012.

Capital Stock	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
CAPITAL STOCK
CAPITAL STOCK
At December 31, 2012, there were 300,000,000 shares of common stock and 30,000,000 shares of serial preferred stock authorized for issuance. Of the authorized serial preferred stock, 3,000,000 shares are designated as cumulative redeemable serial preferred and 1,000,000 shares are designated as convertible serial preferred stock. See Note 11. Effective April 21, 2010, the 2006 Equity and Performance Incentive Plan (2006 Employee Plan) was amended and restated to increase the number of common shares that may be issued or transferred by 9,200,000 shares to 19,200,000 shares. See Note 12. An aggregate of 13,558,565, 18,013,429 and 19,835,391 shares of common stock at December 31, 2012, 2011 and 2010, respectively, were reserved for future grants of restricted stock and the exercise and future grants of option rights. See Note 12. Common shares outstanding shown in the following table included 484,872, 475,628 and 475,628 shares of common stock held in a revocable trust at December 31, 2012, 2011 and 2010, respectively. The revocable trust is used to accumulate assets for the purpose of funding the ultimate obligation of certain non-qualified benefit plans. Transactions between the Company and the trust are accounted for in accordance with the Deferred Compensation – Rabbi Trusts Subtopic of the Compensation Topic of the ASC, which requires the assets held by the trust be consolidated with the Company’s accounts. Effective March 31, 2011, the company retired 125,425,977 common shares held in treasury, which resulted in decreases in Treasury stock, common stock and retained earnings.

	Common Shares in Treasury	Common Shares Outstanding
Balance at January 1, 2010	119,209,669	109,436,869
Shares tendered as payment for option rights exercised	15,752	(15,752)
Shares issued for exercise of option rights		2,436,639
Shares tendered in connection with grants of restricted stock	99,441	(99,441)
Net shares issued for grants of restricted stock		262,413
Treasury stock purchased	5,000,000	(5,000,000)
Balance at December 31, 2010	124,324,862	107,020,728
Shares tendered as payment for option rights exercised	2,274	(2,274)
Shares issued for exercise of option rights		1,480,058
Net shares issued for grants of restricted stock		55,722
Treasury stock purchased	4,700,000	(4,700,000)
Treasury stock retired	(125,425,977)
Balance at December 31, 2011	3,601,159	103,854,234
Shares tendered as payment for option rights exercised	7,766	(7,766)
Shares issued for exercise of option rights		4,140,822
Shares tendered in connection with grants of restricted stock	143,979	(143,979)
Net shares issued for grants of restricted stock		26,756
Treasury stock purchased	4,600,000	(4,600,000)
Balance at December 31, 2012	8,352,904	103,270,067

Stock Purchase Plan and Preferred Stock	12 Months Ended
Dec. 31, 2012
Stock Purchase Plan and Preferred Stock [Abstract]
STOCK PURCHASE PLAN AND PREFERRED STOCK
STOCK PURCHASE PLAN AND PREFERRED STOCK
As of December 31, 2012, 28,256 employees contributed to the Company’s ESOP, a voluntary defined contribution plan available to all eligible salaried employees. Participants are allowed to contribute, on a pretax or after-tax basis, up to the lesser of twenty percent of their annual compensation or the maximum dollar amount allowed under the Internal Revenue Code. Prior to July 1, 2009, the Company matched one hundred percent of all contributions up to six percent of eligible employee contributions. Effective July 1, 2009, the ESOP was amended to change the Company match to one hundred percent on the first three percent of eligible employee contributions and fifty percent on the next two percent of eligible contributions. Effective July 1, 2011, the ESOP was amended to reinstate the Company match up to six percent of eligible employee contributions. Such participant contributions may be invested in a variety of investment funds or a Company common stock fund and may be exchanged between investments as directed by the participant. Participants are permitted to diversify both future and prior Company matching contributions previously allocated to the Company common stock fund into a variety of investment funds.
The Company made contributions to the ESOP on behalf of participating employees, representing amounts authorized by employees to be withheld from their earnings, of $88,363, $79,266 and $70,601 in 2012, 2011 and 2010, respectively. The Company’s matching contributions to the ESOP charged to operations were $142,791, $48,816 and $37,894 for 2012, 2011 and 2010, respectively. The 2012 Company contributions include $80,000 related to the DOL Settlement. See Note 9 for additional information on the DOL Settlement.
At December 31, 2012, there were 14,616,378 shares of the Company’s common stock being held by the ESOP, representing 14.2 percent of the total number of voting shares outstanding. Shares of Company common stock credited to each member’s account under the ESOP are voted by the trustee under instructions from each individual plan member. Shares for which no instructions are received are voted by the trustee in the same proportion as those for which instructions are received.
On August 1, 2006, the Company issued 500,000 shares of convertible serial preferred stock, no par value (Series 2 Preferred stock) with cumulative quarterly dividends of $11.25 per share, for $500,000 to the ESOP. The ESOP financed the acquisition of the Series 2 Preferred stock by borrowing $500,000 from the Company at the rate of 5.5 percent per annum. This borrowing is payable over ten years in equal quarterly installments. Each share of Series 2 Preferred stock is entitled to one vote upon all matters presented to the Company’s shareholders and generally votes with the common stock together as one class. The Series 2 Preferred stock is held by the ESOP in an unallocated account. As the value of compensation expense related to contributions to the ESOP is earned, the Company has the option of funding the ESOP by redeeming a portion of the preferred stock or with cash. Contributions are credited to the members’ accounts at the time of funding. The Series 2 Preferred stock is redeemable for cash or convertible into common stock or any combination thereof at the option of the ESOP based on the relative fair value of the Series 2 Preferred and common stock at the time of conversion. At December 31, 2012, 2011 and 2010, there were no allocated or committed-to-be released shares of Series 2 Preferred stock outstanding. In 2012, the Company redeemed 59,187 shares of the Series 2 Preferred stock for cash.
In 2011, the Company redeemed 56,480 shares of the Series 2 Preferred stock for cash. In 2010, the Company elected to fund the ESOP with cash. The fair value of the Series 2 Preferred stock is based on a conversion/redemption formula outlined in the preferred stock terms and was $210,773, $328,495 and $411,655 at December 31, 2012, 2011, and 2010 respectively.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION
Effective April 19, 2006, the shareholders approved the 2006 Employee Plan, replacing the 2003 Stock Plan and authorizing the Board of Directors, or a committee of the Board of Directors, to issue or transfer up to an aggregate of 10,000,000 shares of common stock, plus any shares relating to awards that expire, are forfeited or cancelled. Effective April 21, 2010, the 2006 Employee Plan was amended and restated to increase the number of shares that may be issued or transferred by 9,200,000 shares to 19,200,000 shares. The 2006 Employee Plan permits the granting of option rights, appreciation rights, restricted stock, restricted stock units, performance shares and performance units to eligible employees. At December 31, 2012, no appreciation rights, restricted stock units, performance shares or performance units had been granted under the 2006 Employee Plan. No further grants may be made under the 2003 Stock Plan, all rights granted under that plan remain.
Effective April 19, 2006, the shareholders also approved the 2006 Stock Plan for Nonemployee Directors (Nonemployee Director Plan), replacing the 1997 Stock Plan for Nonemployee Directors and authorizing the Board of Directors, or a committee of the Board of Directors, to issue or transfer up to an aggregate of 200,000 shares of common stock, plus any shares relating to awards that expire, are forfeited or are cancelled. The Nonemployee Director Plan permits the granting of option rights, appreciation rights, restricted stock and restricted stock units to members of the Board of Directors who are not employees of the Company. At December 31, 2012, no option rights, appreciation rights or restricted stock units had been granted under the Nonemployee Director Plan. No further grants may be made under the 1997 Stock Plan, all rights granted under that plan remain.
The cost of the Company’s stock-based compensation is recorded in accordance with the Stock Compensation Topic of the ASC. The tax benefits associated with these share-based payments are classified as financing activities in the Statements of Consolidated Cash Flows.
At December 31, 2012, the Company had total unrecognized stock-based compensation expense of $68,558 that is expected to be recognized over a weighted-average period of 1.30 years. Stock-based compensation expense during 2012, 2011 and 2010 was $54,348, $48,176 and $42,276, respectively. The Company recognized a total income tax benefit related to stock-based compensation expense of $20,948, $18,570 and $16,290 during 2012, 2011 and 2010, respectively. The impact of total stock-based compensation expense, net of taxes, on net income reduced Basic and Diluted net income per common share by $.33 and $.32 during 2012, respectively.
Option rights. The fair value of the Company’s option rights was estimated at the date of grant using a Black-Scholes-Merton option-pricing model with the following weighted-average assumptions for all options granted:

	2012	2011	2010
Risk-free interest rate	.78%	1.13%	1.16%
Expected life of option rights	5.11 years	5.27 years	5.27 years
Expected dividend yield of stock	1.43%	1.77%	1.84%
Expected volatility of stock	.274	.303	.304

The risk-free interest rate is based upon the U.S. Treasury yield curve at the time of grant. The expected life of option rights was calculated using a scenario analysis model. Historical data was used to aggregate the holding period from actual exercises, post-vesting cancellations and hypothetical assumed exercises on all outstanding option rights. The expected dividend yield of stock is the Company’s best estimate of the expected future dividend yield. Expected volatility of stock was calculated using historical and implied volatilities. The Company applied an estimated forfeiture rate of 2.60 percent to the 2012 grants. This rate was calculated based upon historical activity and is an estimate of granted shares not expected to vest. If actual forfeitures differ from the expected rate, the Company may be required to make additional adjustments to compensation expense in future periods.
Grants of option rights for non-qualified and incentive stock options have been awarded to certain officers, key employees and nonemployee directors under the 2006 Employee Plan, the 2003 Stock Plan, and the 1997 Plan. The option rights generally become exercisable to the extent of one-third of the optioned shares for each full year following the date of grant and generally expire ten years after the date of grant. Unrecognized compensation expense with respect to option rights granted to eligible employees amounted to $37,974 at December 31, 2012. The unrecognized compensation expense is being amortized on a straight-line basis over the three-year vesting period and is expected to be recognized over a weighted average period of 1.36 years.
The weighted-average per share grant date fair value of options granted during 2012, 2011 and 2010, respectively, was $32.74, $18.47 and $16.83. The total intrinsic value of exercised option rights for employees was $298,883, $53,100 and $74,440, and for nonemployee directors was $1,412, $1,129 and $626 during 2012, 2011 and 2010, respectively. The total fair value of options vested during the year was $25,879, $25,868 and
$25,073 during 2012, 2011 and 2010, respectively. The outstanding option rights for nonemployee directors were 3,500, 17,500 and 37,500 for 2012, 2011 and 2010, respectively. The Company issues new shares upon exercise of option rights or granting of restricted stock.
A summary of the Company’s non-qualified and incentive stock option right activity for employees and nonemployee directors, and related information for the years ended December 31 is shown in the following table:

	2012			2011			2010
	Optioned Shares	Weighted- Average Exercise Price Per Share	Aggregate Intrinsic Value	Optioned Shares	Weighted- Average Exercise Price Per Share	Aggregate Intrinsic Value	Optioned Shares	Weighted- Average Exercise Price Per Share	Aggregate Intrinsic Value
Outstanding beginning of year	9,857,695	$60.31		10,009,385	$55.82		10,897,652	$50.30
Granted	1,089,240	152.93		1,407,259	78.72		1,586,984	72.48
Exercised	(4,140,822)	53.40		(1,480,058)	47.15		(2,436,639)	41.95
Forfeited	(57,730)	78.01		(76,354)	67.02		(34,999)	58.90
Expired	(257)	72.65		(2,537)	53.65		(3,613)	54.71
Outstanding end of year	6,748,126	$79.39	$494,699	9,857,695	$60.31	$287,526	10,009,385	$55.82	$281,349
Exercisable at end of year	4,245,891	$61.43	$386,484	6,908,116	$54.24	$243,440	6,655,569	$50.78	$220,647

The weighted average remaining term for options outstanding at the end of 2012, 2011 and 2010, respectively, was 6.99, 6.54 and 6.76 years. The weighted average remaining term for options exercisable at the end of 2012, 2011 and 2010, respectively, was 5.79, 5.39 and 5.58 years. Shares reserved for future grants of option rights and restricted stock were 6,810,439, 8,155,734 and 9,826,006 at December 31, 2012, 2011 and 2010, respectively.
Restricted stock. Grants of restricted stock, which generally require three years of continuous employment from the date of grant before vesting and receiving the stock without restriction, have been awarded to certain officers and key employees under the 2006 Employee Plan. Prior to 2010, all awards were performance-based, and the shares of stock to be received without restriction under these plans were based on the Company’s achievement of specified financial goals relating to average return on average equity and earnings before interest, taxes, depreciation and amortization. The February 2012, 2011 and 2010 grants consisted of approximately two-thirds performance-based awards that vest at the end of a three year period based on the Company’s achievement of specified financial goals relating to average return on average equity and earnings per share (for the February 2010 grant) and earnings per share (for the February 2011 and 2012 grants) and one-third time-based awards that vest at the end of a three year period based on continuous employment. Unrecognized compensation expense with respect to grants of restricted stock to eligible employees amounted to $29,286 at December 31, 2012 and is being amortized on a straight-line basis over the vesting period and is expected to be recognized over a weighted average period of 1.12 years.
Grants of restricted stock have been awarded to nonemployee directors under the Nonemployee Plan and the 1997 Plan. These grants generally vest and stock is received without restriction to the extent of one-third of the granted stock for each year following the date of grant. Unrecognized compensation expense with respect to grants of restricted stock to nonemployee directors amounted to $1,298 at December 31, 2012 and is being amortized on a straight-line basis over the three-year vesting period and is expected to be recognized over a weighted average period of 1.43 years.
A summary of grants of restricted stock to certain officers, key employees and nonemployee directors during each year is as follows:

	2012	2011	2010
Restricted stock granted	301,856	300,677	348,460
Weighted-average per share fair value of restricted stock granted during the year	$99.47	$84.86	$64.49

A summary of the Company’s restricted stock activity for the years ended December 31 is shown in the following table:

	2012	2011	2010
Outstanding at beginning of year	1,304,891	1,266,201	1,304,386
Granted	301,856	300,677	348,460
Vested	(412,859)	(16,072)	(300,598)
Forfeited	(274,140)	(245,915)	(86,047)
Outstanding at end of year	919,748	1,304,891	1,266,201

Other	12 Months Ended
Dec. 31, 2012
Other Income and Expenses [Abstract]
OTHER
OTHER
Other general expense - net. Included in Other general expense - net were the following:

	2012	2011	2010
Provisions for environmental matters - net	$6,736	$9,100	$7,089
Loss (gain) on disposition of assets	3,454	(5,469)	2,720
Net income of exit or disposal activities	(4,942)	(900)	(6,006)
Total	$5,248	$2,731	$3,803

Provisions for environmental matters–net represent initial provisions for site-specific estimated costs of environmental investigation or remediation and increases or decreases to environmental-related accruals as information becomes available upon which more accurate costs can be reasonably estimated and as additional accounting guidelines are issued. Environmental-related accruals are not recorded net of insurance proceeds in accordance with the Offsetting Subtopic of the Balance Sheet Topic of the ASC. See Note 8 for further details on the Company’s environmental-related activities.
The loss (gain) on disposition of assets represents net realized gains and losses associated with the disposal of property, plant and equipment and intangible assets previously used in the conduct of the primary business of the Company.
The net income of exit or disposal activities includes changes to accrued qualified exit costs as information becomes available upon which more accurate amounts can be reasonably estimated, initial impairments of carrying value and additional impairments for subsequent reductions in estimated fair value of property, plant and equipment held for disposal. See Note 5 for further details on the Company’s exit or disposal activities.
Other income - net. Included in Other income - net were the following:

	2012	2011	2010
Dividend and royalty income	$(4,666)	$(4,963)	$(3,857)
Net expense from financing activities	9,220	8,023	9,256
Foreign currency transaction related (gains) losses	(3,071)	4,748	22
Other income	(21,074)	(22,167)	(14,059)
Other expense	9,651	9,550	7,857
Total	$(9,940)	$(4,809)	$(781)

The Net expense from financing activities includes the net expense relating to changes in the Company’s financing fees.
Foreign currency transaction related (gains) losses represent net realized (gains) losses on U.S. dollar-denominated liabilities of foreign subsidiaries and net realized and unrealized (gains) losses from foreign currency option and forward contracts. There were no foreign currency option and forward contracts outstanding at December 31, 2012, 2011 and 2010.
Other income and Other expense included items of revenue, gains, expenses and losses that were unrelated to the primary business purpose of the Company. There were no items within Other income or Other expense that were individually significant.

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes using the enacted tax rates and laws that are currently in effect. Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2012, 2011 and 2010 were as follows:

	2012	2011	2010
Deferred tax assets:
Exit costs, environ-mental and other similar items	$45,403	$53,928	$64,773
Deferred employee benefit items	93,039	74,577	57,810
Other items (each less than 5 percent of total assets)	73,388	83,192	79,014
Total deferred tax assets	$211,830	$211,697	$201,597
Deferred tax liabilities:
Depreciation and amortization	$202,891	$192,035	$165,917

Netted against the Company’s other deferred tax assets were valuation reserves of $11,474, $8,017 and $17,756 at December 31, 2012, 2011 and 2010, respectively, resulting from the uncertainty as to the realization of the tax benefits from certain foreign net operating losses and certain other foreign assets. The Company has $8,650 of domestic net operating loss carryforwards acquired through acquisitions that have expiration dates through the tax year 2030 and foreign net operating losses of $47,412. The foreign net operating losses are related to various jurisdictions that provide for either indefinite carryforward periods or carryforward periods with various expiration periods.
Significant components of the provisions for income taxes were as follows:

	2012	2011	2010
Current:
Federal	$207,791	$204,284	$127,498
Foreign	51,264	50,272	50,765
State and local	27,642	28,219	16,966
Total current	286,697	282,775	195,229
Deferred:
Federal	8,692	20,713	27,903
Foreign	(16,964)	(3,922)	(7,145)
State and local	(2,150)	122	(688)
Total deferred	(10,422)	16,913	20,070
Total provisions for income taxes	$276,275	$299,688	$215,299

The provisions for income taxes included estimated taxes payable on that portion of retained earnings of foreign subsidiaries expected to be received by the Company. The effect of the repatriation provisions of the American Jobs Creation Act of 2004 and the provisions of the Income Taxes Topic of the ASC, was $7,572 in 2012, $(491) in 2011 and $1,885 in 2010. A provision was not made with respect to $19,274 of retained earnings at December 31, 2012 that have been invested by foreign subsidiaries. The unrecognized deferred tax liability related to those earnings is approximately $1.0 million.
Significant components of income before income taxes as used for income tax purposes, were as follows:

	2012	2011	2010
Domestic	$712,873	$560,395	$539,120
Foreign	194,436	181,153	138,664
	$907,309	$741,548	$677,784

A reconciliation of the statutory federal income tax rate to the effective tax rate follows:

	2012	2011	2010
Statutory federal income tax rate	35.0%	35.0%	35.0%
Effect of:
State and local income taxes	1.8	2.1	1.6
Investment vehicles	(2.1)	(1.9)	(1.6)
ESOP IRS audit settlement		10.1
Domestic production activities	(1.9)	(2.4)	(2.5)
Other - net	(2.4)	(2.5)	(0.7)
Effective tax rate	30.4%	40.4%	31.8%

The 2012 state and local income tax and investment vehicles components of the effective tax rate were consistent with the 2011 tax year. The domestic production activities component of the effective tax rate decreased compared to 2011 due to the domestic taxable income limitation as set forth in the Internal Revenue Code. During the fourth quarter of 2011, the Company reached a settlement with the Internal Revenue Service (IRS) that resolved all ESOP related tax issues for the 2003 through 2009 tax years. The settlement negatively impacted the effective tax rate for 2011.
On January 2, 2013, the American Taxpayer Relief Act (ATRA) was enacted which retroactively reinstated and extended the Federal Research and Development Tax Credit from January 1, 2012 to December 31, 2013. As a result, the Company expects to recognize an immaterial discrete tax benefit during the first quarter of 2013. The other provisions of the Act will have a negligible impact on the Company's effective tax rate in 2013.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The IRS commenced an examination of the Company's U.S. income tax returns for the 2008 and 2009 tax years in the third quarter of 2011. Fieldwork is expected to be completed during 2013. At this time, the Company has determined that an insignificant refund is due for issues under review during this audit period. The Company has fully resolved all IRS issues for the 2003 through 2009 tax years relating to the matters challenging the ESOP related federal income tax deductions claimed by the Company. With the exception of $2.0 million of interest related to the 2008 tax year, all ESOP related settlement payments have been made to the IRS.
As of December 31, 2012, the Company is subject to non-U.S. income tax examinations for the tax years of 2005 through 2012. In addition, the Company is subject to state and local income tax examinations for the tax years 2002 through 2012.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2012	2011	2010
Balance at beginning of year	$29,666	$31,268	$36,963
Additions based on tax positions related to the current year	3,760	2,807	3,109
Additions for tax positions of prior years	7,392	1,354	1,841
Reductions for tax positions of prior years	(6,583)	(3,339)	(9,123)
Settlements	(1,139)	(1,089)	(55)
Lapses of Statutes of Limitations	(4,977)	(1,335)	(1,467)
Balance at end of year	$28,119	$29,666	$31,268

Included in the balance of unrecognized tax benefits at December 31, 2012, 2011 and 2010 is $25,011, $25,569 and $27,428 in unrecognized tax benefits, the recognition of which would have an effect on the effective tax rate.
Included in the balance of unrecognized tax benefits at December 31, 2012 is $6,981 related to tax positions for which it is reasonably possible that the total amounts could significantly change during the next twelve months. This amount represents a decrease in unrecognized tax benefits comprised primarily of items related to federal audits of partnership investments, assessed state income tax audits, state settlement negotiations currently in progress and expiring statutes in federal, foreign and state jurisdictions.
The Company classifies all income tax related interest and penalties as income tax expense. During the years ended December 31, 2012, 2011 and 2010, the Company recognized a release of $1,532, $1,163 and $1,544, respectively, in income tax interest and penalties. At December 31, 2012, 2011 and 2010, the Company has accrued $6,178, $8,095 and $10,197, respectively, for the potential payment of interest and penalties.

Net Income Per Common Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
NET INCOME PER COMMON SHARE
NET INCOME PER COMMON SHARE

	2012	2011	2010
Basic
Average common shares outstanding	101,714,901	103,471,323	107,021,624
Net income	$631,034	$441,860	$462,485
Less net income allocated to unvested restricted shares	(5,114)	(4,825)	(4,817)
Net income allocated to common shares	$625,920	$437,035	$457,668
Net income per common share	$6.15	$4.22	$4.28
Diluted
Average common shares outstanding	101,714,901	103,471,323	107,021,624
Stock options and other contingently issuable shares (a)	2,215,528	2,200,650	1,763,893
Average common shares outstanding assuming dilution	103,930,429	105,671,973	108,785,517
Net income	$631,034	$441,860	$462,485
Less net income allocated to unvested restricted shares assuming dilution	(5,008)	(4,756)	(4,749)
Net income allocated to common shares assuming dilution	$626,026	$437,104	$457,736
Net income per common share	$6.02	$4.14	$4.21

(a)	Stock options and other contingently issuable shares excludes 1,047,734, 101,260 and 1,544,620 shares at December 31, 2012, 2011 and 2010, respectively, due to their anti-dilutive effect.
The Company has two classes of participating securities: common shares and restricted shares, representing 99% and 1% of outstanding shares, respectively. The restricted shares are shares of unvested restricted stock granted under the Company’s restricted stock award program. Unvested restricted shares granted prior to April 21, 2010 received non-forfeitable dividends. Accordingly, the shares are considered a participating security and the two-class method of calculating basic and diluted earnings per share is required. Effective April 21, 2010, the restricted stock award program was revised and dividends on performance-based restricted shares granted after this date are deferred and payment is contingent upon the awards vesting. Only the time-based restricted shares, which continue to receive non-forfeitable dividends, are considered a participating security. Basic and diluted earnings per share are calculated using the two-class method in accordance with the Earnings Per Share Topic of the ASC.

Summary of Quarterly Results of Operations (Unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Data [Abstract]
SUMMARY OF QUARTERLY RESULTS OF OPERATIONS
SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

	2012
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$2,136,344	$2,573,022	$2,603,226	$2,221,870	$9,534,462
Gross profit	909,839	1,150,597	1,150,282	995,508	4,206,226
Net income	100,216	227,813	234,953	68,052	631,034
Net income per common share - basic	.97	2.23	2.29	0.66	6.15
Net income per common share - diluted	.95	2.17	2.24	0.65	6.02

Net income in the fourth quarter was decreased by $49,163 ($.47 per share) due to the DOL Settlement (see Note 9) and increased by inventory adjustments and adjustments to compensation and benefit expenses. Gross profit increased by $28,724 ($.17 per share), primarily as a result of adjustments of $29,488 based on an annual physical inventory count performed during the fourth quarter, year-end inventory levels and related cost adjustments. Selling, general and administrative expenses decreased $5,645 ($.03 per share) related to compensation and benefit expense adjustments.

	2011
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$1,855,586	$2,354,751	$2,484,920	$2,070,442	$8,765,699
Gross profit	797,408	1,022,755	1,038,299	886,100	3,744,562
Net income	68,316	179,115	179,877	14,552	441,860
Net income per common share - basic	.64	1.69	1.74	.14	4.22
Net income per common share - diluted	.63	1.66	1.71	.14	4.14

Net income in the fourth quarter was decreased by $74,982 ($.71 per share) due to the settlement of the IRS' audit of the Company's ESOP. Net income in the fourth quarter was increased by physical inventory adjustments and adjustments to compensation and benefit expenses. Gross profit increased by $25,123 ($.15 per share), primarily as a result of physical inventory adjustments of $23,394 based on an annual physical inventory count performed during the fourth quarter, year-end inventory levels and related costs.

Operating Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
OPERATING LEASES
OPERATING LEASES
The Company leases certain stores, warehouses, manufacturing facilities, office space and equipment. Renewal options are available on the majority of leases and, under certain conditions, options exist to purchase certain properties. Rental expense for operating leases, recognized on a straight-line basis over the lease term in accordance with the Leases Topic of the ASC was $310,109, $292,516 and $282,309 for 2012, 2011 and 2010, respectively. Certain store leases require the payment of contingent rentals based on sales in excess of specified minimums. Contingent rentals included in rent expense were $39,340, $36,917 and $37,602 in 2012, 2011 and 2010, respectively. Rental income, as lessor, from real estate leasing activities and sublease rental income for all years presented was not significant. The following schedule summarizes the future minimum lease payments under noncancellable operating leases having initial or remaining terms in excess of one year at December 31, 2012:

2013	$242,360
2014	226,975
2015	192,117
2016	151,654
2017	103,573
Later years	191,844
Total minimum lease payments	$1,108,523

Reportable Segment Information	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
REPORTABLE SEGMENT INFORMATION
REPORTABLE SEGMENT INFORMATION
The Company reports its segment information in the same way that management internally organizes its business for assessing performance and making decisions regarding allocation of resources in accordance with the Segment Reporting Topic of the ASC. The Company has determined that it has four reportable operating segments: Paint Stores Group, Consumer Group, Global Finishes Group and Latin America Coatings Group (individually, a "Reportable Segment" and collectively, the “Reportable Segments”). Factors considered in determining the four Reportable Segments of the Company include the nature of business activities, the management structure directly accountable to the Company’s chief operating decision maker (CODM) for operating and administrative activities, availability of discrete financial information and information presented to the Board of Directors. The Company reports all other business activities and immaterial operating segments that are not reportable in the Administrative segment. See pages 6 through 15 of this report for more information about the Reportable Segments.
The Company’s CODM has been identified as the Chief Executive Officer because he has final authority over performance assessment and resource allocation decisions. Because of the diverse operations of the Company, the CODM regularly receives discrete financial information about each Reportable Segment as well as a significant amount of additional financial information about certain divisions, business units or subsidiaries of the Company. The CODM uses all such financial information for performance assessment and resource allocation decisions. The CODM evaluates the performance of and allocates resources to the Reportable Segments based on profit or loss before income taxes and cash generated from operations. The accounting policies of the Reportable Segments are the same as those described in Note 1 of this report.
The Paint Stores Group consisted of 3,520 company-operated specialty paint stores in the United States, Canada, Puerto Rico, Virgin Islands, Trinidad and Tobago, St. Maarten, Jamaica, Curacao and Aruba at December 31, 2012. Each store in this segment is engaged in the related business activity of selling paint, coatings and related products to end-use customers. The Paint Stores Group markets and sells Sherwin-Williams® branded architectural paint and coatings, protective and marine products, OEM product finishes and related items. These products are produced by manufacturing facilities in the Consumer Group. In addition, each store sells selected purchased associated products. The loss of any single customer would not have a material adverse effect on the business of this segment. During 2012, this segment opened 70 net new stores, consisting of 81 new stores opened (63 in the United States, 14 in Canada, 1 in Puerto Rico and 3 in Trinidad) and 11 stores closed in the United States. In 2011 and 2010, this segment opened 60 and 36 net new stores, respectively. A map on the cover flap of this report shows the number of paint stores and their geographic location. The CODM uses discrete financial information about the Paint Stores Group, supplemented with information by geographic region, product type and customer type, to assess performance of and allocate resources to the Paint Stores Group as a whole. In accordance with ASC 280-10-50-9, the Paint Stores Group as a whole is considered the operating segment, and because it meets the criteria in ASC 280-10-50-10, it is also considered a Reportable Segment.
The Consumer Group develops, manufactures and distributes a variety of paint, coatings and related products to third party customers primarily in the United States and Canada and the Paint Stores Group. Approximately 64 percent of the total sales of the Consumer Group in 2012 were intersegment transfers of products primarily sold through the Paint Stores Group. Sales and marketing of certain controlled brand and private labeled products is performed by a direct sales staff. The products distributed through third party customers are intended for resale to the ultimate end-user of the product. The Consumer Group had sales to certain customers that, individually, may be a significant portion of the sales of the segment. However, the loss of any single customer would not have a material adverse effect on the overall profitability of the segment. This segment incurred most of the Company’s capital expenditures related to ongoing environmental compliance measures. The CODM uses discrete financial information about the Consumer Group, supplemented with information by product types and customer, to assess performance of and allocate resources to the Consumer Group as a whole. In accordance with ASC 280-10-50-9, the Consumer Group as a whole is considered the operating segment, and because it meets the criteria in ASC 280-10-50-10, it is also considered a Reportable Segment.
The Global Finishes Group develops, licenses, manufactures, distributes and sells a variety of protective and marine products, automotive finishes and refinish products, OEM product finishes and related products in North and South America, Europe and Asia. This segment meets the demands of its customers for a consistent worldwide product development, manufacturing and distribution presence and approach to doing business. This segment licenses certain technology and trade names worldwide. Sherwin-Williams® and other controlled brand products are distributed through the Paint Stores Group and this segment’s 302 company-operated branches and by a direct sales staff and outside sales representatives to retailers, dealers, jobbers, licensees and other third party distributors. During 2012, this segment opened 1 new branch in the United States and closed 2 in the United States for a net decrease of 1 branch. At December 31, 2012, the Global Finishes Group consisted of operations in the United States, subsidiaries in 34 foreign countries and income from licensing agreements in 16 foreign countries. The CODM uses discrete financial information about the Global Finishes Group reportable segment, supplemented with information about geographic divisions, business units, and subsidiaries, to assess performance of and allocate resources to the Global Finishes Group as a whole. In accordance with ASC 280-10-50-9, the Global Finishes Group as a whole is considered the operating segment, and because it meets the criteria in ASC 280-10-50-10, it is also considered a Reportable Segment. A map on the cover flap of this report shows the number of branches and their geographic locations.
The Latin America Coatings Group develops, licenses, manufactures, distributes and sells a variety of architectural paint and coatings, protective and marine products, OEM product finishes and related products in North and South America. This segment meets the demands of its customers for consistent regional product development, manufacturing and distribution presence and approach to doing business. Sherwin-Williams® and other controlled brand products are distributed through this segment’s 276 company-operated stores and by a direct sales staff and outside sales representatives to retailers, dealers, licensees and other third party distributors. During 2012, this segment opened 17 new stores (9 in South America and 8 in Mexico) and closed 6 in South America for a net increase of 11 stores. At December 31, 2012, the Latin America Coatings Group consisted of operations from subsidiaries in 9 foreign countries, 4 foreign joint ventures and income from licensing agreements in 10 foreign countries. The CODM uses discrete financial information about the Latin America Coatings Group, supplemented with information about geographic divisions, business units, and subsidiaries, to assess performance of and allocate resources to the Latin America Coatings Group as a whole. In accordance with ASC 280-10-50-9, the Latin America Coatings Group as a whole is considered the operating segment, and because it meets the criteria in ASC 280-10-50-10, it is also considered a Reportable Segment. A map on the cover flap of this report shows the number of stores and their geographic locations.
The Administrative segment includes the administrative expenses of the Company’s corporate headquarters site. Also included in the Administrative segment was interest expense, interest and investment income, certain expenses related to closed facilities and environmental-related matters, and other expenses which were not directly associated with the Reportable Segments. The Administrative segment did not include any significant foreign operations. Also included in the Administrative segment was a real estate management unit that is responsible for the ownership, management and leasing of non-retail properties held primarily for use by the Company, including the Company’s headquarters site, and disposal of idle facilities. Sales of this segment represented external leasing revenue of excess headquarters space or leasing of facilities no longer used by the Company in its primary businesses. Gains and losses from the sale of property were not a significant operating factor in determining the performance of the Administrative segment.
Net external sales of all consolidated foreign subsidiaries were $2,049,814, $1,982,859 and $1,468,116 for 2012, 2011 and 2010, respectively. Segment profit of all consolidated foreign subsidiaries was $158,377, $122,436 and $86,951 for 2012, 2011 and 2010, respectively. Domestic operations accounted for the remaining net external sales and segment profits. Long-lived assets consisted of Property, plant and equipment, Goodwill, Intangible assets, Deferred pension assets and Other assets. The aggregate total of long-lived assets for the Company was $3,085,499, $2,967,660 and, $2,955,513 at December 31, 2012, 2011 and 2010, respectively. Long-lived assets of consolidated foreign subsidiaries totaled $718,409, $650,681 and $664,547 at December 31, 2012, 2011 and 2010, respectively. Total Assets of the Company were $6,234,737, $5,229,252 and $5,169,235 at December 31, 2012, 2011 and 2010, respectively. Total assets of consolidated foreign subsidiaries were $1,598,996, $1,443,034 and $1,467,969, which represented 25.6 percent, 27.6 percent and 28.4 percent of the Company’s total assets at December 31, 2012, 2011 and 2010, respectively. No single geographic area outside the United States was significant relative to consolidated net sales or operating profits. Export sales and sales to any individual customer were each less than 10 percent of consolidated sales to unaffiliated customers during all years presented.
In the reportable segment financial information that follows, Segment profit was total net sales and intersegment transfers less operating costs and expenses. Identifiable assets were those directly identified with each reportable segment. The Administrative segment assets consisted primarily of cash and cash equivalents, investments, deferred pension assets, and headquarters property, plant and equipment. The margin for each reportable segment was based upon total net sales and intersegment transfers. Domestic intersegment transfers were accounted for at the approximate fully absorbed manufactured cost, based on normal capacity volumes, plus customary distribution costs. International intersegment transfers were accounted for at values comparable to normal unaffiliated customer sales.

(millions of dollars)	2012
	Paint Stores Group	Consumer Group		Global Finishes Group	Latin America Coatings Group	Administrative		Consolidated Totals
Net external sales	$5,410	$1,322		$1,961	$836	$5		$9,534
Intersegment transfers		2,320		7	47	(2,374)
Total net sales and intersegment transfers	$5,410	$3,642		$1,968	$883	$(2,369)		$9,534
Segment profit	$862	$217	(1)	$147	$81			$1,307
Interest expense						$(43)		(43)
Administrative expenses and other						(357)	(2)	(357)
Income before income taxes	$862	$217		$147	$81	$(400)		$907
Reportable segment margins	15.9%	6.0%		7.5%	9.2%
Identifiable assets	$1,374	$1,701		$987	$485	$1,688		$6,235
Capital expenditures	67	47		14	9	20		157
Depreciation	49	43		30	10	20		152

	2011
	Paint Stores Group	Consumer Group		Global Finishes Group	Latin America Coatings Group	Administrative		Consolidated Totals
Net external sales	$4,780	$1,274		$1,878	$828	$6		$8,766
Intersegment transfers		2,091		9	39	(2,139)
Total net sales and intersegment transfers	$4,780	$3,365		$1,887	$867	$(2,133)		$8,766
Segment profit	$646	$174	(1)	$90	$75			$985
Interest expense						$(42)		(42)
Administrative expenses and other						(201)		(201)
Income before income taxes	$646	$174		$90	$75	$(243)		$742
Reportable segment margins	13.5%	5.2%		4.8%	8.7%
Identifiable assets	$1,309	$1,682		$939	$469	$830		$5,229
Capital expenditures	50	35		14	14	41		154
Depreciation	48	43		31	11	18		151

	2010
	Paint Stores Group	Consumer Group		Global Finishes Group	Latin America Coatings Group	Administrative		Consolidated Totals
Net external sales	$4,381	$1,298		$1,417	$675	$5		$7,776
Intersegment transfers		1,770		4	34	(1,808)
Total net sales and intersegment transfers	$4,381	$3,068		$1,421	$709	$(1,803)		$7,776
Segment profit	$620	$204	(1)	$65	$59			$948
Interest expense						$(71)		(71)
Administrative expenses and other						(199)		(199)
Income before income taxes	$620	$204		$65	$59	$(270)		$678
Reportable segment margins	14.2%	6.6%		4.6%	8.3%
Identifiable assets	$1,238	$1,603		$1,089	$437	$802		$5,169
Capital expenditures	51	25		26	12	11		125
Depreciation	47	39		28	10	16		140

(1)	Segment profit included $27, $24 and $22 of mark-up on intersegment transfers realized primarily as a result of external sales by the Paint Stores Group during 2012, 2011 and 2010, respectively.

(2)	Includes $80 pre-tax charge related to DOL Settlement. See Note 9.

Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Consolidation
Consolidation. The consolidated financial statements include the accounts of The Sherwin-Williams Company and its wholly owned subsidiaries (collectively, “the Company.”) Inter-company accounts and transactions have been eliminated.

Use of estimates
Use of estimates. The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates, judgments and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those amounts.

Nature of operations
Nature of operations. The Company is engaged in the development, manufacture, distribution and sale of paint, coatings and related products to professional, industrial, commercial and retail customers primarily in North and South America, with additional operations in the Caribbean region, Europe and Asia.

Cash flows	Cash flows. Management considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.
Cash and Cash equivalents	Cash and cash equivalents: The carrying amounts reported for Cash and cash equivalents approximate fair value.
Short-term investments	Short-term investments: The carrying amounts reported for Short-term investments approximate fair value.
Investments in securities	Investments in securities: Investments classified as available-for-sale are carried at market value. See the recurring fair value measurement table on page 49.
Non-traded investments
Non-traded investments: The Company has invested in the U.S. affordable housing and historic renovation real estate markets. These non-traded investments have been identified as variable interest entities. However, because the Company does not have the power to direct the day-to-day operations of the investments and the risk of loss is limited to the amount of contributed capital, the Company is not considered the primary beneficiary. In accordance with the Consolidation Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC), the investments are not consolidated. The Company uses the effective yield method to determine the carrying value of the investments. Under the effective yield method, the initial cost of the investments is amortized over the period that the tax credits are recognized.

Short-term borrowings
Short-term borrowings: The carrying amounts reported for Short-term borrowings approximate fair value.
Long-term debt (including current portion): The fair values of the Company’s publicly traded debt, shown below, are based on quoted market prices. The fair values of the Company’s non-traded debt, also shown below, are estimated using discounted cash flow analyses, based on the Company’s current incremental borrowing rates for similar types of borrowing arrangements.

Derivative instruments
Derivative instruments: The Company utilizes derivative instruments as part of its overall financial risk management policy. The Company entered into foreign currency option and forward currency exchange contracts with maturity dates of less than twelve months in 2012, 2011 and 2010, primarily to hedge against value changes in foreign currency. See Note 13.

Fair value measurements
Fair value measurements. The following tables summarize the Company’s assets and liabilities measured on a recurring and non-recurring basis in accordance with the Fair Value Measurements and Disclosures Topic of the ASC:

Assets and Liabilities Reported at Fair Value on a Recurring Basis

	Fair Value at December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Deferred compensation plan asset (a)	$19,995	$13,893	$6,102
Liabilities:
Deferred compensation plan liability (b)	$28,627	$28,627

(a)
The deferred compensation plan asset consists of the investment funds maintained for the future payments under the Company’s executive deferred compensation plan, which is structured as a rabbi trust. The investments are marketable securities accounted for under the Debt and Equity Securities Topic of the ASC. The level 1 investments are valued using quoted market prices multiplied by the number of shares. The level 2 investments are valued based on vendor or broker models. The cost basis of the investment funds is $19,764.

(b)	The deferred compensation plan liability represents the value of the Company’s liability under its deferred compensation plan based on quoted market prices in active markets for identical assets.
Assets and Liabilities Reported at Fair Value on a Nonrecurring Basis

	Fair Value at December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Trademarks	$8,928			$8,928
As a result of the 2012 annual impairment test performed in accordance with the Intangibles Topic of the ASC, trademarks with a carrying value of $13,014 were written down to their calculated fair value of $8,928.

Accounts receivable and allowance for doubtful accounts
Accounts receivable and allowance for doubtful accounts. Accounts receivable were recorded at the time of credit sales net of provisions for sales returns and allowances. The Company recorded an allowance for doubtful accounts of $47,667, $51,747 and $59,310 at December 31, 2012, 2011 and 2010, respectively, to reduce Accounts receivable to their estimated net realizable value. The allowance was based on an analysis of historical bad debts, a review of the aging of Accounts receivable and the current creditworthiness of customers. All provisions for allowances for doubtful collection of accounts are related to the creditworthiness of accounts and are included in Selling, general and administrative expenses.

Reserve for obsolescence
Reserve for obsolescence. The Company recorded a reserve for obsolescence of $88,356, $82,671 and $74,372 at December 31, 2012, 2011 and 2010, respectively, to reduce Inventories to their estimated net realizable value.

Goodwill
Goodwill. Goodwill represents the cost in excess of fair value of net assets acquired in business combinations accounted for by the purchase method. In accordance with the Impairments Topic of the ASC, goodwill is tested for impairment on an annual basis and in between annual tests if events or circumstances indicate potential impairment. See Note 4.

Intangible assets
Intangible assets. Intangible assets include trademarks, non-compete covenants and certain intangible property rights. As required by the Goodwill and Other Intangibles Topic of the ASC, indefinite-lived trademarks are not amortized, but instead are tested annually for impairment, and between annual tests whenever an event occurs or circumstances indicate potential impairment. See Note 4. The cost of finite-lived trademarks, non-compete covenants and certain intangible property rights are amortized on a straight-line basis over the expected period of benefit as follows:

Useful Life
Finite-lived trademarks	5 years
Non-compete covenants	3 – 5 years
Certain intangible property rights	3 – 20 years

Impairment of long-lived assets
Impairment of long-lived assets. In accordance with the Property, Plant and Equipment Topic of the ASC, management evaluates the recoverability and estimated remaining lives of long-lived assets whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or the useful life has changed. See Notes 4 and 5.

Property, plant and equipment
Property, plant and equipment. Property, plant and equipment is stated on the basis of cost. Depreciation is provided by the straight-line method. Depreciation and amortization are included in the appropriate Cost of goods sold or Selling, general and administrative expense caption on the Statements of Consolidated Income. Included in Property, plant and equipment are leasehold improvements. The major classes of assets and ranges of annual depreciation rates are:

Buildings	2.5% – 20.0%
Machinery and equipment	5.0% – 20.0%
Furniture and fixtures	10.0% – 33.3%
Automobiles and trucks	10.0% – 33.3%

Standby letters of credit
Standby letters of credit. The Company occasionally enters into standby letter of credit agreements to guarantee various operating activities. These agreements provide credit availability to the various beneficiaries if certain contractual events occur.

Product warranties
Product warranties. The Company offers product warranties for certain products. The specific terms and conditions of such warranties vary depending on the product or customer contract requirements. Management estimated the costs of unsettled product warranty claims based on historical results and experience and included an amount in Other accruals. Management periodically assesses the adequacy of the accrual for product warranty claims and adjusts the accrual as necessary.

Environmental matters
Environmental matters. Capital expenditures for ongoing environmental compliance measures were recorded in Property, plant and equipment, and related expenses were included in the normal operating expenses of conducting business. The Company is involved with environmental investigation and remediation activities at some of its currently and formerly owned sites and at a number of third-party sites. The Company accrued for environmental-related activities for which commitments or clean-up plans have been developed and when such costs could be reasonably estimated based on industry standards and professional judgment. All accrued amounts were recorded on an undiscounted basis. Environmental-related expenses included direct costs of investigation and remediation and indirect costs such as compensation and benefits for employees directly involved in the investigation and remediation activities and fees paid to outside engineering, consulting and law firms. See Notes 8 and 13.

Employee Stock Purchase and Savings Plan and preferred stock
Employee Stock Purchase and Savings Plan and preferred stock. The Company accounts for the Employee Stock Purchase and Savings Plan (ESOP) in accordance with the Employee Stock Ownership Plans Subtopic of the Compensation – Stock Ownership Topic of the ASC. The Company recognized compensation expense for amounts contributed to the ESOP, and the ESOP used dividends on unallocated preferred shares to service debt. Unallocated preferred shares held by the ESOP were not considered outstanding in calculating earnings per share of the Company. See Note 11.

Defined benefit pension and other postretirement benefit plans
Defined benefit pension and other postretirement benefit plans. The Company accounts for its defined benefit pension and other postretirement benefit plans in accordance with the Retirement Benefits Topic of the ASC, which requires the recognition of a plan’s funded status as an asset for overfunded plans and as a liability for unfunded or underfunded plans. See Note 6.

Stock-based compensation	Stock-based compensation. The cost of the Company’s stock-based compensation is recorded in accordance with the Stock Compensation Topic of the ASC. See Note 12.
Foreign currency translation
Foreign currency translation. All consolidated non-highly inflationary foreign operations use the local currency of the country of operation as the functional currency and translated the local currency asset and liability accounts at year-end exchange rates while income and expense accounts were translated at average exchange rates. The resulting translation adjustments were included in Cumulative other comprehensive loss, a component of Shareholders’ equity.

Cumulative other comprehensive loss
Cumulative other comprehensive loss. At December 31, 2012, the ending balance of Cumulative other comprehensive loss included adjustments for foreign currency translation of $204,195, net prior service costs and net actuarial losses related to pension and other postretirement benefit plans of $166,595 and unrealized net gains on marketable equity securities of $401. At December 31, 2011 and 2010, the ending balance of Cumulative other comprehensive loss included adjustments for foreign currency translation of $196,792 and $131,160, respectively, net prior service costs and net actuarial losses related to pension and other postretirement benefit plans of $171,376 and $148,006, respectively, and unrealized gains on marketable equity securities and derivative instruments used in cash flow hedges of $290 and $845, respectively.

Revenue recognition
Revenue recognition. All revenues were recognized when products were shipped and title had passed to unaffiliated customers. Collectibility of amounts recorded as revenue was reasonably assured at the time of recognition.

Customer and vendor consideration
Customer and vendor consideration. The Company offered certain customers rebate and sales incentive programs which were classified as reductions in Net sales. Such programs were in the form of volume rebates, rebates that constituted a percentage of sales or rebates for attaining certain sales goals. The Company received consideration from certain suppliers of raw materials in the form of volume rebates or rebates that constituted a percentage of purchases. These rebates were recognized on an accrual basis by the Company as a reduction of the purchase price of the raw materials and a subsequent reduction of Cost of goods sold when the related product was sold.

Costs of goods sold
Costs of goods sold. Included in Costs of goods sold were costs for materials, manufacturing, distribution and related support. Distribution costs included all expenses related to the distribution of products including inbound freight charges, purchase and receiving costs, warehousing costs, internal transfer costs and all costs incurred to ship products. Also included in Costs of goods sold were total technical expenditures, which included research and development costs, quality control, product formulation expenditures and other similar items.

Selling, general and administrative expenses
Selling, general and administrative expenses. Selling costs included advertising expenses, marketing costs, employee and store costs and sales commissions. The cost of advertising was expensed as incurred. The Company incurred $247,469, $227,303 and $217,637 in advertising costs during 2012, 2011 and 2010, respectively. General and administrative expenses included human resources, legal, finance and other support and administrative functions.

Earnings per share
Earnings per share. Shares of preferred stock held in an unallocated account of the ESOP (see Note 11) and common stock held in a revocable trust (see Note 10) were not considered outstanding shares for basic or diluted income per common share calculations. All references to “shares” or “per share” information throughout this report relate to common shares and are stated on a diluted per common share basis, unless otherwise indicated. Basic and diluted net income per common share were calculated using the two-class method in accordance with the Earnings Per Common Share Topic of the ASC. Basic net income per common share amounts were computed based on the weighted-average number of common shares outstanding during the year. Diluted net income per common share amounts were computed based on the weighted-average number of common shares outstanding plus all dilutive securities potentially outstanding during the year. See Note 15.

Adoption of ASU No. 2011-2, 2011-5 and 2011-12
Impact of recently issued accounting standards. Effective January 1, 2012, the Company adopted Accounting Standards Update (ASU) No. 2011-5 and 2011-12, which amend the Comprehensive Income Topic of the ASC. The updated guidance requires the components of income and other comprehensive income to be presented in a single continuous statement or two consecutive statements in annual periods. The change in presentation did not have an impact on the Company's results of operations, financial condition or liquidity.
In July 2012, the FASB issued ASU No. 2012-2, which amends the Intangibles - Goodwill and Other Topic of the ASC. The updated standard gives companies the option to perform a qualitative assessment to determine whether indefinite-lived intangible assets are impaired. If the qualitative analysis shows that it is unlikely that an indefinite-lived intangible asset is impaired, then the annual fair value calculation does not need to be performed. However, if it is not unlikely that an indefinite-lived intangible asset is impaired, then the annual fair value calculation must still be performed. ASU No. 2012-2 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted. The Company will consider performing the qualitative assessment as part of its future annual impairment tests for indefinite-lived intangible assets. ASU No. 2012-2 is similar to ASU No. 2011-8, which was adopted by the Company in 2012, and amends the Intangibles - Goodwill and Other Topic of the ASC to give companies the option to perform a qualitative assessment that can potentially alleviate the need to perform the quantitative two-step test. These standards may affect the Company's disclosures, but they will not affect its results of operations, financial condition or liquidity.

Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Carrying amount and fair value of debt
The fair values of the Company’s publicly traded debt, shown below, are based on quoted market prices. The fair values of the Company’s non-traded debt, also shown below, are estimated using discounted cash flow analyses, based on the Company’s current incremental borrowing rates for similar types of borrowing arrangements. The Company's publicly traded debt and non-traded debt are classified as level 1 and level 2, respectively, in the fair value hierarchy. See Note 7.

	December 31,
	2012		2011		2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Publicly traded debt	$1,630,056	$1,706,487	$632,423	$703,238	$632,375	$662,193
Non-traded debt	5,798	5,600	14,631	14,070	23,826	22,454

Assets and Liabilities Reported at Fair Value on a Recurring Basis
Assets and Liabilities Reported at Fair Value on a Recurring Basis

	Fair Value at December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Deferred compensation plan asset (a)	$19,995	$13,893	$6,102
Liabilities:
Deferred compensation plan liability (b)	$28,627	$28,627

(a)
The deferred compensation plan asset consists of the investment funds maintained for the future payments under the Company’s executive deferred compensation plan, which is structured as a rabbi trust. The investments are marketable securities accounted for under the Debt and Equity Securities Topic of the ASC. The level 1 investments are valued using quoted market prices multiplied by the number of shares. The level 2 investments are valued based on vendor or broker models. The cost basis of the investment funds is $19,764.

(b)	The deferred compensation plan liability represents the value of the Company’s liability under its deferred compensation plan based on quoted market prices in active markets for identical assets.

Assets and Liabilities Reported at Fair Value on a Nonrecurring Basis
Assets and Liabilities Reported at Fair Value on a Nonrecurring Basis

	Fair Value at December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Trademarks	$8,928			$8,928
As a result of the 2012 annual impairment test performed in accordance with the Intangibles Topic of the ASC, trademarks with a carrying value of $13,014 were written down to their calculated fair value of $8,928.

Amortized cost of non-compete covenants and certain intangible property rights
The cost of finite-lived trademarks, non-compete covenants and certain intangible property rights are amortized on a straight-line basis over the expected period of benefit as follows:

Useful Life
Finite-lived trademarks	5 years
Non-compete covenants	3 – 5 years
Certain intangible property rights	3 – 20 years

Classes of assets and ranges of annual depreciation rates	The major classes of assets and ranges of annual depreciation rates are:

Buildings	2.5% – 20.0%
Machinery and equipment	5.0% – 20.0%
Furniture and fixtures	10.0% – 33.3%
Automobiles and trucks	10.0% – 33.3%

Company's accrual for product warranty claims
Changes in the Company’s accrual for product warranty claims during 2012, 2011 and 2010, including customer satisfaction settlements during the year, were as follows:

	2012	2011	2010
Balance at January 1	$22,071	$23,103	$22,214
Charges to expense	28,590	29,957	23,092
Settlements	(27,951)	(30,989)	(22,203)
Balance at December 31	$22,710	$22,071	$23,103

Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Summary of pro-forma consolidated financial information
The following unaudited pro-forma summary presents consolidated financial information as if Pulanna, Geocel and Leighs Paints had been acquired at the beginning of 2011. The unaudited pro-forma consolidated financial information does not necessarily reflect the actual results that would have occurred had the acquisitions taken place on January 1, 2011 or the future results of operations of the combined companies under ownership and operation of the Company.

	2012	2011
Net sales	$9,589,229	$8,888,661
Net income	641,090	448,751
Net income per common share:
Basic	6.25	4.29
Diluted	6.12	4.20

Inventories (Tables)	12 Months Ended
Dec. 31, 2012
Inventory Disclosure [Abstract]
Inventories

	2012	2011	2010
Percentage of total inventories on LIFO	75%	77%	76%
Excess of FIFO over LIFO	$357,303	$378,986	$277,164
Increase (decrease) in net income due to LIFO	13,365	(62,636)	(16,394)
Increase (decrease) in net income per common share due to LIFO	.13	(.59)	(.15)

Goodwill, Intangible and Long-Lived Assets (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Carrying value of goodwill by reportable segment
A summary of changes in the Company’s carrying value of goodwill by reportable segment is as follows:

Goodwill	Paint Stores Group	Consumer Group	Global Finishes Group	Latin America Coatings Group	Consolidated Totals
Balance at January 1, 2010 (a)	$285,445	$686,612	$42,397	$371	$1,014,825
Acquisitions			70,594	9,315	79,909
Currency and other adjustments	1,299	2,776	2,728	921	7,724
Balance at December 31, 2010 (a)	286,744	689,388	115,719	10,607	1,102,458
Acquisitions			5,039		5,039
Currency and other adjustments	254	(109)	(408)	774	511
Balance at December 31, 2011 (a)	286,998	689,279	120,350	11,381	1,108,008
Acquisitions		17,357	24,707		42,064
Currency and other adjustments	(214)	(344)	7,230	(739)	5,933
Balance at December 31, 2012 (a)	$286,784	$706,292	$152,287	$10,642	$1,156,005

(a)	Net of accumulated impairment losses of $8,904 ($8,113 in the Consumer Group and $791 in the Global Finishes Group).

Carrying value of intangible assets
A summary of the Company’s carrying value of intangible assets is as follows:

	Finite-lived intangible assets			Trademarks with indefinite lives	Total intangible assets
	Software	All other	Subtotal
December 31, 2012
Weighted-average amortization period	8 years	12 years	11 years
Gross	$107,779	$337,089	$444,868
Accumulated amortization	(66,106)	(193,959)	(260,065)
Net value	$41,673	$143,130	$184,803	$162,750	$347,553
December 31, 2011
Weighted-average amortization period	7 years	13 years	11 years
Gross	$109,401	$274,086	$383,487
Accumulated amortization	(60,030)	(177,706)	(237,736)
Net value	$49,371	$96,380	$145,751	$160,122	$305,873
December 31, 2010
Weighted-average amortization period	8 years	13 years	11 years
Gross	$107,141	$254,462	$361,603
Accumulated amortization	(57,480)	(171,153)	(228,633)
Net value	$49,661	$83,309	$132,970	$187,534	$320,504

Exit or Disposal Activities (Tables)	12 Months Ended
Dec. 31, 2012
Restructuring and Related Activities [Abstract]
Summary of activity and remaining liabilities associated with qualified exit costs
The tables on the following pages summarize the activity and remaining liabilities associated with qualified exit costs:

Exit Plan	Balance at December 31, 2011	Provisions in Cost of goods sold or SG&A	Actual expenditures charged to accrual	Adjustments to prior provisions in Other general expense - net	Balance at December 31, 2012
Paint Stores Group stores shutdown in 2012:
Other qualified exit costs		$313			$313
Global Finishes Group facility shutdown in 2012:
Severance and related costs		3,933	$(1,697)		2,236
Other qualified exit costs		3,430			3,430
Consumer Group manufacturing facilities shutdown in 2011:
Severance and related costs	$197		(133)	$(64)
Paint Stores Group stores shutdown in 2011:
Other qualified exit costs	156		(144)	(12)
Global Finishes Group branches shutdown in 2011:
Severance and related costs	129		(134)	5
Other qualified exit costs	470		(180)		290
Global Finishes Group branches shutdown in 2010:
Other qualified exit costs	955		(133)		822
Other qualified exit costs for facilities shutdown prior to 2010	8,493		(2,156)	(4,871)	1,466
Totals	$10,400	$7,676	$(4,577)	$(4,942)	$8,557

Exit Plan	Balance at December 31, 2010	Provisions in Cost of goods sold or SG&A	Actual expenditures charged to accrual	Adjustments to prior provisions in Other general expense - net	Balance at December 31, 2011
Consumer Group manufacturing facilities shutdown in 2011:
Severance and related costs		$339	$(142)		$197
Paint Stores Group stores shutdown in 2011:
Other qualified exit costs		182	(26)		156
Global Finishes Group branches shutdown in 2011:
Severance and related costs		316	(187)		129
Other qualified exit costs		597	(127)		470
Global Finishes Group branches shutdown in 2010:
Other qualified exit costs	$1,114		(159)		955
Paint Stores Group stores shutdown in 2010:
Other qualified exit costs	4			$(4)
Paint Stores Group stores shutdown in 2009:
Other qualified exit costs	2,022		(805)	3	1,220
Global Finishes Group manufacturing facility and branches shutdown in 2009:
Other qualified exit costs	1,820		(918)	262	1,164
Consumer Group manufacturing facilities shutdown in 2009:
Other qualified exit costs	721		(245)	(74)	402
Other qualified exit costs for facilities shutdown prior to 2009	10,366		(3,572)	(1,087)	5,707
Totals	$16,047	$1,434	$(6,181)	$(900)	$10,400

Exit Plan	Balance at January 1, 2010	Provisions in Cost of goods sold or SG&A	Actual expenditures charged to accrual	Adjustments to prior provisions in Other general expense - net	Balance at December 31, 2010
Global Finishes Group branches shutdown in 2010:
Severance and related costs		$31	$(31)
Other qualified exit costs		1,283	(169)		$1,114
Paint Stores Group stores shutdown in 2010:
Other qualified exit costs		182	(178)		4
Paint Stores Group stores shutdown in 2009:
Other qualified exit costs	$3,213		(1,213)	$22	2,022
Consumer Group manufacturing facilities shutdown in 2009:
Severance and related costs	4,532	457	(3,534)	(1,455)
Other qualified exit costs	2,258		(612)	(925)	721
Global Finishes Group manufacturing facility and branches shutdown in 2009:
Severance and related costs	204		(78)	(126)
Other qualified exit costs	3,703		(1,288)	(595)	1,820
Paint Stores Group manufacturing and distribution facilities, administrative offices and stores shutdown in 2008:
Severance and related costs	70		(66)	(4)
Other qualified exit costs	5,426		(1,864)	(504)	3,058
Consumer Group manufacturing and distribution facilities shutdown in 2008:
Severance and related costs	311			(311)
Other qualified exit costs	83		(60)	219	242
Global Finishes Group administrative offices and branches shutdown in 2008:
Other qualified exit costs	88		(88)
Other qualified exit costs for facilities shutdown prior to 2008	11,245		(2,094)	(2,085)	7,066
Totals	$31,133	$1,953	$(11,275)	$(5,764)	$16,047

Pension, Health Care and Postretirement Benefits Other Than Pensions (Tables)	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Health care, pension and other benefits
The following table summarizes the components of the net pension costs and Cumulative other comprehen-sive loss related to the defined benefit pension plans:

	Domestic Defined Benefit Pension Plans			Foreign Defined Benefit Pension Plans
	2012	2011	2010	2012	2011	2010
Net pension costs:
Service costs	$19,061	$17,933	$16,906	$3,654	$3,055	$2,061
Interest costs	17,442	18,602	18,028	6,927	5,954	4,266
Expected returns on plan assets	(44,841)	(46,441)	(42,311)	(6,799)	(5,535)	(2,842)
Amortization of prior service costs	1,591	1,635	1,661			29
Amortization of actuarial losses	22,205	16,865	18,943	1,022	493	1,363
Ongoing pension costs	15,458	8,594	13,227	4,804	3,967	4,877
Settlement costs (credits)				47	(235)
Net pension costs	15,458	8,594	13,227	4,851	3,732	4,877
Other changes in plan assets and projected benefit obligation recognized in Cumulative other comprehensive loss (before taxes):
Net actuarial (gains) losses arising during the year	(26,459)	48,745	681	14,131	15,944	(10,043)
Prior service costs during the year	2,495	1,195
Amortization of prior service costs	(1,591)	(1,635)	(1,661)			(29)
Amortization of actuarial losses	(22,205)	(16,865)	(18,943)	(1,022)	(493)	(1,363)
Exchange rate gain (loss) recognized during the year				1,464	(387)	(1,536)
Total recognized in Cumulative other comprehensive loss	(47,760)	31,440	(19,923)	14,573	15,064	(12,971)
Total recognized in net pension costs and Cumulative other comprehensive loss	$(32,302)	$40,034	$(6,696)	$19,424	$18,796	$(8,094)

Fair value of the defined benefit pension plan assets
The following tables summarize the fair value of the defined benefit pension plan assets at December 31, 2012, 2011 and 2010:

	Fair Value at December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments at fair value:
Short-term investments (a)	$68,795		$68,795
Equity investments (b)	490,993	$243,553	247,440
Fixed income investments (c)	239,558	131,276	108,282
Other assets (d)	37,230		18,380	$18,850
	$836,576	$374,829	$442,897	$18,850

	Fair Value at December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments at fair value:
Short-term investments (a)	$9,408		$9,408
Equity investments (b)	482,694	$268,307	214,387
Fixed income investments (c)	202,939	103,485	99,454
Other assets (d)	37,482		16,582	$20,900
	$732,523	$371,792	$339,831	$20,900

	Fair Value at December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments at fair value:
Short-term investments (a)	$33,050		$33,050
Equity investments (b)	463,108	$257,616	205,492
Fixed income investments (c)	185,163	101,227	78,401	$5,535
Other assets (d)	19,152			19,152
	$700,473	$358,843	$316,943	$24,687

(a)	This category includes a full range of high quality, short-term money market securities.

(b)	This category includes actively managed equity assets that track primarily to the S&P 500.

(c)	This category includes government and corporate bonds that track primarily to the Barclays Capital Aggregate Bond Index.

(d)	This category consists of venture capital funds.

Changes in the fair value of the defined benefit pension plan assets classified as level 3
The following tables summarize the changes in the fair value of the defined benefit pension plan assets classified as level 3 at December 31, 2012, 2011 and 2010:

	Balance at December 31, 2011	Dispositions	Realized and Unrealized Gains	Balance at December 31, 2012
Other assets	$20,900	$(3,827)	$1,777	$18,850

	Balance at December 31, 2010	Dispositions	Realized and Unrealized Gains	Balance at December 31, 2011
Fixed income investments	$5,535	$(5,717)	$182
Other assets	19,152	(1,389)	3,137	$20,900
	$24,687	$(7,106)	$3,319	$20,900

	Balance at January 1, 2010	Dispositions	Realized and Unrealized Gains	Balance at December 31, 2010
Fixed income investments	$5,265	$(269)	$539	$5,535
Other assets	17,728	(695)	2,119	19,152
	$22,993	$(964)	$2,658	$24,687

Obligations, plan assets and assumption used for defined benefit pension plan
The following table summarizes the obligations, plan assets and assumptions used for the defined benefit pension plans, which are all measured as of December 31:

	Domestic Defined Benefit Pension Plans			Foreign Defined Benefit Pension Plans
	2012	2011	2010	2012	2011	2010
Accumulated benefit obligations at end of year	$460,591	$415,163	$371,195	$142,769	$121,137	$67,964
Projected benefit obligations:
Balances at beginning of year	$410,029	$390,257	$339,275	$141,465	$85,936	$75,175
Service costs	19,061	17,933	16,906	3,654	3,055	2,061
Interest costs	17,442	18,602	18,028	6,927	5,954	4,266
Actuarial losses (gains)	48,346	8,428	41,739	17,532	11,395	(6,950)
Acquisitions of businesses and other	2,496	1,194		(975)	42,131	14,378
Effect of foreign exchange				6,633	(3,760)	(1,063)
Benefits paid	(30,547)	(26,385)	(25,691)	(6,478)	(3,246)	(1,931)
Balances at end of year	466,827	410,029	390,257	168,758	141,465	85,936
Plan assets:
Balances at beginning of year	614,463	634,725	577,047	118,060	65,748	55,870
Actual returns on plan assets	119,647	6,123	83,369	10,201	987	5,935
Acquisitions of businesses and other				6,205	57,761	7,085
Effect of foreign exchange				5,025	(3,190)	(1,211)
Benefits paid	(30,547)	(26,385)	(25,691)	(6,478)	(3,246)	(1,931)
Balances at end of year	703,563	614,463	634,725	133,013	118,060	65,748
Excess (deficient) plan assets over projected benefit obligations	$236,736	$204,434	$244,468	$(35,745)	$(23,405)	$(20,188)
Assets and liabilities recognized in the Consolidated Balance Sheets:
Deferred pension assets	$245,588	$218,676	$244,468	$4,323	$9,674	$3,865
Other accruals				(869)	(829)	(272)
Other long-term liabilities	(8,852)	(14,242)		(39,199)	(32,250)	(23,781)
	$236,736	$204,434	$244,468	$(35,745)	$(23,405)	$(20,188)
Amounts recognized in Cumulative other comprehensive loss:
Net actuarial losses	$(163,088)	$(211,752)	$(179,871)	$(41,567)	$(26,994)	$(11,930)
Prior service costs	(6,110)	(5,206)	(5,647)
	$(169,198)	$(216,958)	$(185,518)	$(41,567)	$(26,994)	$(11,930)
Weighted-average assumptions used to determine projected benefit obligations:
Discount rate	3.73%	4.40%	4.97%	4.58%	4.94%	5.45%
Rate of compensation increase	4.00%	4.00%	4.00%	4.08%	4.05%	4.06%
Weighted-average assumptions used to determine net pension costs:
Discount rate	4.40%	4.97%	5.50%	4.94%	5.48%	5.57%
Expected long-term rate of return on assets	7.50%	7.50%	7.50%	6.04%	6.12%	5.46%
Rate of compensation increase	4.00%	4.00%	4.00%	4.04%	4.06%	3.74%

Obligation and the assumptions used for postretirement benefits other than pensions
The following table summarizes the obligation and the assumptions used for postretirement benefits other than pensions:

	Postretirement Benefits Other than Pensions
	2012	2011	2010
Benefit obligation:
Balance at beginning of year - unfunded	$316,795	$315,572	$300,526
Service cost	2,943	3,495	3,532
Interest cost	13,520	15,580	16,066
Actuarial loss (gain)	18,961	(3,965)	11,067
Benefits paid	(14,085)	(13,887)	(15,619)
Balance at end of year - unfunded	$338,134	$316,795	$315,572
Liabilities recognized in the Consolidated Balance Sheets:
Postretirement benefits other than pensions	$(320,223)	$(297,528)	$(295,896)
Other accruals	(17,911)	(19,267)	(19,676)
	$(338,134)	$(316,795)	$(315,572)
Amounts recognized in Cumulative other comprehensive loss:
Net actuarial losses	$(62,814)	$(45,567)	$(52,037)
Prior service costs	328	983	1,640
	$(62,486)	$(44,584)	$(50,397)
Weighted-average assumptions used to determine benefit obligation:
Discount rate	3.70%	4.40%	5.10%
Health care cost trend rate - pre-65	8.00%	8.00%	7.50%
Health care cost trend rate - post-65	8.00%	8.00%	7.50%
Prescription drug cost increases	8.00%	8.00%	8.00%
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate	4.40%	5.10%	5.50%
Health care cost trend rate - pre-65	8.00%	7.50%	8.00%
Health care cost trend rate - post-65	8.00%	7.50%	8.00%
Prescription drug cost increases	8.00%	8.00%	9.00%

Components of the net periodic benefit cost and cumulative other comprehensive loss related to postretirement benefits other than pensions
The following table summarizes the components of the net periodic benefit cost and cumulative other comprehensive loss related to postretirement benefits other than pensions:

	Postretirement Benefits Other than Pensions
	2012	2011	2010
Net periodic benefit cost:
Service cost	$2,943	$3,495	$3,532
Interest cost	13,520	15,580	16,066
Amortization of actuarial losses	1,715	2,505	1,304
Amortization of prior service credit	(656)	(657)	(656)
Net periodic benefit cost	17,522	20,923	20,246
Other changes in projected benefit obligation recognized in Cumulative other comprehensive loss (before taxes):
Net actuarial loss (gain)	18,961	(3,965)	11,067
Amortization of actuarial losses	(1,715)	(2,505)	(1,304)
Amortization of prior service credit	656	657	656
Total recognized in Cumulative other comprehensive loss	17,902	(5,813)	10,419
Total recognized in net periodic benefit cost and Cumulative other comprehensive loss	$35,424	$15,110	$30,665

Significant effect on amounts reported for service and interest rate component and postretirement health care benefit obligation
A one-percentage-point change in assumed health care and prescription drug cost trend rates would have had the following effects at December 31, 2012:

	One-Percentage-Point
	Increase	(Decrease)
Effect on total of service and interest cost components	$117	$(124)
Effect on the postretirement benefit obligation	$2,938	$(3,039)

Retiree health care benefit cash payments
The Company expects to make retiree health care benefit cash payments and to receive Medicare Part D prescription cash reimbursements as follows:

	Retiree Health Care Benefits	Medicare Prescription Reimbursement	Expected Cash Payments - Net
2013	$20,087	$(2,176)	$17,911
2014	21,324	(2,357)	18,967
2015	22,305	(2,531)	19,774
2016	23,011	(2,698)	20,313
2017	23,357	(680)	22,677
2018 through 2022	114,784	(2,187)	112,597
Total expected benefit cash payments	$224,868	$(12,629)	$212,239

Debt (Tables)	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Long-term Debt
Long-term debt

	Due Date	2012	2011	2010
1.35% Senior Notes	2017	$699,091
3.125% Senior Notes	2014	499,912	$499,867	$499,822
4.00% Senior Notes	2042	298,493
7.375% Debentures	2027	129,060	129,056	129,053
7.45% Debentures	2097	3,500	3,500	3,500
2.00% to 2.02% Promissory Notes	Through 2023	2,109	6,808	15,951
		$1,632,165	$639,231	$648,326

Capital Stock (Tables)	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Capital Stock

	Common Shares in Treasury	Common Shares Outstanding
Balance at January 1, 2010	119,209,669	109,436,869
Shares tendered as payment for option rights exercised	15,752	(15,752)
Shares issued for exercise of option rights		2,436,639
Shares tendered in connection with grants of restricted stock	99,441	(99,441)
Net shares issued for grants of restricted stock		262,413
Treasury stock purchased	5,000,000	(5,000,000)
Balance at December 31, 2010	124,324,862	107,020,728
Shares tendered as payment for option rights exercised	2,274	(2,274)
Shares issued for exercise of option rights		1,480,058
Net shares issued for grants of restricted stock		55,722
Treasury stock purchased	4,700,000	(4,700,000)
Treasury stock retired	(125,425,977)
Balance at December 31, 2011	3,601,159	103,854,234
Shares tendered as payment for option rights exercised	7,766	(7,766)
Shares issued for exercise of option rights		4,140,822
Shares tendered in connection with grants of restricted stock	143,979	(143,979)
Net shares issued for grants of restricted stock		26,756
Treasury stock purchased	4,600,000	(4,600,000)
Balance at December 31, 2012	8,352,904	103,270,067

Stock-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Option rights
The fair value of the Company’s option rights was estimated at the date of grant using a Black-Scholes-Merton option-pricing model with the following weighted-average assumptions for all options granted:

	2012	2011	2010
Risk-free interest rate	.78%	1.13%	1.16%
Expected life of option rights	5.11 years	5.27 years	5.27 years
Expected dividend yield of stock	1.43%	1.77%	1.84%
Expected volatility of stock	.274	.303	.304

Company's non-qualified and incentive stock option right activity for employees and nonemployee directors
A summary of the Company’s non-qualified and incentive stock option right activity for employees and nonemployee directors, and related information for the years ended December 31 is shown in the following table:

	2012			2011			2010
	Optioned Shares	Weighted- Average Exercise Price Per Share	Aggregate Intrinsic Value	Optioned Shares	Weighted- Average Exercise Price Per Share	Aggregate Intrinsic Value	Optioned Shares	Weighted- Average Exercise Price Per Share	Aggregate Intrinsic Value
Outstanding beginning of year	9,857,695	$60.31		10,009,385	$55.82		10,897,652	$50.30
Granted	1,089,240	152.93		1,407,259	78.72		1,586,984	72.48
Exercised	(4,140,822)	53.40		(1,480,058)	47.15		(2,436,639)	41.95
Forfeited	(57,730)	78.01		(76,354)	67.02		(34,999)	58.90
Expired	(257)	72.65		(2,537)	53.65		(3,613)	54.71
Outstanding end of year	6,748,126	$79.39	$494,699	9,857,695	$60.31	$287,526	10,009,385	$55.82	$281,349
Exercisable at end of year	4,245,891	$61.43	$386,484	6,908,116	$54.24	$243,440	6,655,569	$50.78	$220,647

Summary of grants of restricted stock to certain officers, key employees and non-employee directors
A summary of grants of restricted stock to certain officers, key employees and nonemployee directors during each year is as follows:

	2012	2011	2010
Restricted stock granted	301,856	300,677	348,460
Weighted-average per share fair value of restricted stock granted during the year	$99.47	$84.86	$64.49

Summary of the Company's restricted stock activity
A summary of the Company’s restricted stock activity for the years ended December 31 is shown in the following table:

	2012	2011	2010
Outstanding at beginning of year	1,304,891	1,266,201	1,304,386
Granted	301,856	300,677	348,460
Vested	(412,859)	(16,072)	(300,598)
Forfeited	(274,140)	(245,915)	(86,047)
Outstanding at end of year	919,748	1,304,891	1,266,201

Other (Tables)	12 Months Ended
Dec. 31, 2012
Other Income and Expenses [Abstract]
Other general expense (income) - net
Included in Other general expense - net were the following:

	2012	2011	2010
Provisions for environmental matters - net	$6,736	$9,100	$7,089
Loss (gain) on disposition of assets	3,454	(5,469)	2,720
Net income of exit or disposal activities	(4,942)	(900)	(6,006)
Total	$5,248	$2,731	$3,803

Other income - net
Other income - net. Included in Other income - net were the following:

	2012	2011	2010
Dividend and royalty income	$(4,666)	$(4,963)	$(3,857)
Net expense from financing activities	9,220	8,023	9,256
Foreign currency transaction related (gains) losses	(3,071)	4,748	22
Other income	(21,074)	(22,167)	(14,059)
Other expense	9,651	9,550	7,857
Total	$(9,940)	$(4,809)	$(781)

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Components of deferred tax assets and liabilities
Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2012, 2011 and 2010 were as follows:

	2012	2011	2010
Deferred tax assets:
Exit costs, environ-mental and other similar items	$45,403	$53,928	$64,773
Deferred employee benefit items	93,039	74,577	57,810
Other items (each less than 5 percent of total assets)	73,388	83,192	79,014
Total deferred tax assets	$211,830	$211,697	$201,597
Deferred tax liabilities:
Depreciation and amortization	$202,891	$192,035	$165,917

Components of the provisions for income taxes
Significant components of the provisions for income taxes were as follows:

	2012	2011	2010
Current:
Federal	$207,791	$204,284	$127,498
Foreign	51,264	50,272	50,765
State and local	27,642	28,219	16,966
Total current	286,697	282,775	195,229
Deferred:
Federal	8,692	20,713	27,903
Foreign	(16,964)	(3,922)	(7,145)
State and local	(2,150)	122	(688)
Total deferred	(10,422)	16,913	20,070
Total provisions for income taxes	$276,275	$299,688	$215,299

Components of income before income taxes and minority interest used for income tax purpose
Significant components of income before income taxes as used for income tax purposes, were as follows:

	2012	2011	2010
Domestic	$712,873	$560,395	$539,120
Foreign	194,436	181,153	138,664
	$907,309	$741,548	$677,784

Reconciliation of the statutory federal income tax rate to the effective tax rate
A reconciliation of the statutory federal income tax rate to the effective tax rate follows:

	2012	2011	2010
Statutory federal income tax rate	35.0%	35.0%	35.0%
Effect of:
State and local income taxes	1.8	2.1	1.6
Investment vehicles	(2.1)	(1.9)	(1.6)
ESOP IRS audit settlement		10.1
Domestic production activities	(1.9)	(2.4)	(2.5)
Other - net	(2.4)	(2.5)	(0.7)
Effective tax rate	30.4%	40.4%	31.8%

Reconciliation of unrecognized tax
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2012	2011	2010
Balance at beginning of year	$29,666	$31,268	$36,963
Additions based on tax positions related to the current year	3,760	2,807	3,109
Additions for tax positions of prior years	7,392	1,354	1,841
Reductions for tax positions of prior years	(6,583)	(3,339)	(9,123)
Settlements	(1,139)	(1,089)	(55)
Lapses of Statutes of Limitations	(4,977)	(1,335)	(1,467)
Balance at end of year	$28,119	$29,666	$31,268

Net Income Per Common Share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Computation of net income per common share

	2012	2011	2010
Basic
Average common shares outstanding	101,714,901	103,471,323	107,021,624
Net income	$631,034	$441,860	$462,485
Less net income allocated to unvested restricted shares	(5,114)	(4,825)	(4,817)
Net income allocated to common shares	$625,920	$437,035	$457,668
Net income per common share	$6.15	$4.22	$4.28
Diluted
Average common shares outstanding	101,714,901	103,471,323	107,021,624
Stock options and other contingently issuable shares (a)	2,215,528	2,200,650	1,763,893
Average common shares outstanding assuming dilution	103,930,429	105,671,973	108,785,517
Net income	$631,034	$441,860	$462,485
Less net income allocated to unvested restricted shares assuming dilution	(5,008)	(4,756)	(4,749)
Net income allocated to common shares assuming dilution	$626,026	$437,104	$457,736
Net income per common share	$6.02	$4.14	$4.21

(a)	Stock options and other contingently issuable shares excludes 1,047,734, 101,260 and 1,544,620 shares at December 31, 2012, 2011 and 2010, respectively, due to their anti-dilutive effect.

Summary of Quarterly Results of Operations (Tables)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Data [Abstract]
Summary of quarterly results of operations

	2012
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$2,136,344	$2,573,022	$2,603,226	$2,221,870	$9,534,462
Gross profit	909,839	1,150,597	1,150,282	995,508	4,206,226
Net income	100,216	227,813	234,953	68,052	631,034
Net income per common share - basic	.97	2.23	2.29	0.66	6.15
Net income per common share - diluted	.95	2.17	2.24	0.65	6.02

	2011
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$1,855,586	$2,354,751	$2,484,920	$2,070,442	$8,765,699
Gross profit	797,408	1,022,755	1,038,299	886,100	3,744,562
Net income	68,316	179,115	179,877	14,552	441,860
Net income per common share - basic	.64	1.69	1.74	.14	4.22
Net income per common share - diluted	.63	1.66	1.71	.14	4.14

Operating Leases (Table)	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Future minimum lease payments under noncancellable operating leases
The following schedule summarizes the future minimum lease payments under noncancellable operating leases having initial or remaining terms in excess of one year at December 31, 2012:

2013	$242,360
2014	226,975
2015	192,117
2016	151,654
2017	103,573
Later years	191,844
Total minimum lease payments	$1,108,523

Reportable Segment Information (Tables)	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Reportable segment information

(millions of dollars)	2012
	Paint Stores Group	Consumer Group		Global Finishes Group	Latin America Coatings Group	Administrative		Consolidated Totals
Net external sales	$5,410	$1,322		$1,961	$836	$5		$9,534
Intersegment transfers		2,320		7	47	(2,374)
Total net sales and intersegment transfers	$5,410	$3,642		$1,968	$883	$(2,369)		$9,534
Segment profit	$862	$217	(1)	$147	$81			$1,307
Interest expense						$(43)		(43)
Administrative expenses and other						(357)	(2)	(357)
Income before income taxes	$862	$217		$147	$81	$(400)		$907
Reportable segment margins	15.9%	6.0%		7.5%	9.2%
Identifiable assets	$1,374	$1,701		$987	$485	$1,688		$6,235
Capital expenditures	67	47		14	9	20		157
Depreciation	49	43		30	10	20		152

	2011
	Paint Stores Group	Consumer Group		Global Finishes Group	Latin America Coatings Group	Administrative		Consolidated Totals
Net external sales	$4,780	$1,274		$1,878	$828	$6		$8,766
Intersegment transfers		2,091		9	39	(2,139)
Total net sales and intersegment transfers	$4,780	$3,365		$1,887	$867	$(2,133)		$8,766
Segment profit	$646	$174	(1)	$90	$75			$985
Interest expense						$(42)		(42)
Administrative expenses and other						(201)		(201)
Income before income taxes	$646	$174		$90	$75	$(243)		$742
Reportable segment margins	13.5%	5.2%		4.8%	8.7%
Identifiable assets	$1,309	$1,682		$939	$469	$830		$5,229
Capital expenditures	50	35		14	14	41		154
Depreciation	48	43		31	11	18		151

	2010
	Paint Stores Group	Consumer Group		Global Finishes Group	Latin America Coatings Group	Administrative		Consolidated Totals
Net external sales	$4,381	$1,298		$1,417	$675	$5		$7,776
Intersegment transfers		1,770		4	34	(1,808)
Total net sales and intersegment transfers	$4,381	$3,068		$1,421	$709	$(1,803)		$7,776
Segment profit	$620	$204	(1)	$65	$59			$948
Interest expense						$(71)		(71)
Administrative expenses and other						(199)		(199)
Income before income taxes	$620	$204		$65	$59	$(270)		$678
Reportable segment margins	14.2%	6.6%		4.6%	8.3%
Identifiable assets	$1,238	$1,603		$1,089	$437	$802		$5,169
Capital expenditures	51	25		26	12	11		125
Depreciation	47	39		28	10	16		140

(1)	Segment profit included $27, $24 and $22 of mark-up on intersegment transfers realized primarily as a result of external sales by the Paint Stores Group during 2012, 2011 and 2010, respectively.

Significant Accounting Policies - Non-Traded Investments (Details Textual) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Non Traded Investments (Textual) [Abstract]
Carrying amount of the investments, included in other assets	$ 223,701	$ 232,366	$ 198,023
Liability for estimated future capital contributions to the investments	$ 218,688	$ 235,355	$ 194,807

Significant Accounting Policies - Long-term Debt (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Publicly Traded Debt [Member]
Financial Instruments
Carrying Amount	$ 1,630,056	$ 632,423	$ 632,375
Fair Value	1,706,487	703,238	662,193
Non-Traded Debt [Member]
Financial Instruments
Carrying Amount	5,798	14,631	23,826
Fair Value	$ 5,600	$ 14,070	$ 22,454

- Fair Value Measurements on Recurring Basis (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Assets:
Deferred compensation plan asset	$ 19,995	[1]
Liabilities:
Deferred compensation plan liability	28,627	[2]
Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Assets:
Deferred compensation plan asset	13,893	[1]
Liabilities:
Deferred compensation plan liability	28,627	[2]
Significant Other Observable Inputs (Level 2) [Member]
Assets:
Deferred compensation plan asset	6,102	[1]
Fair Value Measurements (Textual) [Abstract]
Cost basis of the investment funds	$ 19,764

[1]	The deferred compensation plan asset consists of the investment funds maintained for the future payments under the Company’s executive deferred compensation plan, which is structured as a rabbi trust. The investments are marketable securities accounted for under the Debt and Equity Securities Topic of the ASC. The level 1 investments are valued using quoted market prices multiplied by the number of shares. The level 2 investments are valued based on vendor or broker models. The cost basis of the investment funds is $19,764.
[2]	The deferred compensation plan liability represents the value of the Company’s liability under its deferred compensation plan based on quoted market prices in active markets for identical assets.

Significant Accounting Policies (Details 2) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Assets and Liabilities Reported at Fair Value on a Nonrecurring Basis
Trademarks	$ 8,928
Fair Value Measurements (Textual) [Abstract]
Carrying value of trade mark	13,014
Significant Unobservable Inputs (Level 3) [Member]
Assets and Liabilities Reported at Fair Value on a Nonrecurring Basis
Trademarks	$ 8,928 [1]

[1]	.

Significant Accounting Policies (Details 3)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Amortization cost of non-compete covenants and certain intangible property rights
Useful life	11 years	11 years	11 years
Finite-lived Trademarks [Member]
Amortization cost of non-compete covenants and certain intangible property rights
Useful life	5 years
Minimum [Member] | Non-Compete Covenants [Member]
Amortization cost of non-compete covenants and certain intangible property rights
Useful life	3 years
Minimum [Member] | Certain Intangible Property Rights [Member]
Amortization cost of non-compete covenants and certain intangible property rights
Useful life	3 years
Maximum [Member] | Non-Compete Covenants [Member]
Amortization cost of non-compete covenants and certain intangible property rights
Useful life	5 years
Maximum [Member] | Certain Intangible Property Rights [Member]
Amortization cost of non-compete covenants and certain intangible property rights
Useful life	20 years

Significant Accounting Policies Accounting Policies - Warranties (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Company's accrual for product warranty claims
Balance at January 1	$ 22,071	$ 23,103	$ 22,214
Charges to expense	28,590	29,957	23,092
Settlements	(27,951)	(30,989)	(22,203)
Balance at December 31	$ 22,710	$ 22,071	$ 23,103

Significant Accounting Policies (Details 4)	12 Months Ended
Dec. 31, 2012
Buildings [Member] | Minimum [Member]
Classes of assets and ranges of annual depreciation rates
Annual depreciation rate on assets	2.50%
Buildings [Member] | Maximum [Member]
Classes of assets and ranges of annual depreciation rates
Annual depreciation rate on assets	20.00%
Machinery and equipment [Member] | Minimum [Member]
Classes of assets and ranges of annual depreciation rates
Annual depreciation rate on assets	5.00%
Machinery and equipment [Member] | Maximum [Member]
Classes of assets and ranges of annual depreciation rates
Annual depreciation rate on assets	20.00%
Furniture and fixtures [Member] | Minimum [Member]
Classes of assets and ranges of annual depreciation rates
Annual depreciation rate on assets	10.00%
Furniture and fixtures [Member] | Maximum [Member]
Classes of assets and ranges of annual depreciation rates
Annual depreciation rate on assets	33.30%
Automobiles and trucks [Member] | Minimum [Member]
Classes of assets and ranges of annual depreciation rates
Annual depreciation rate on assets	10.00%
Automobiles and trucks [Member] | Maximum [Member]
Classes of assets and ranges of annual depreciation rates
Annual depreciation rate on assets	33.30%

Significant Accounting Policies (Details Textual) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 Contract	Dec. 31, 2011 Contract	Dec. 31, 2010 Contract
Significant Accounting Policies (Textual) [Abstract]
Number of Derivative Contracts Outstanding	0	0	0
Allowance for Doubtful Accounts Receivable, Current	$ 47,667	$ 51,747	$ 59,310
Inventory Valuation Reserves	88,356	82,671	74,372
Accumulated amortization of finite-lived intangible assets	260,065	237,736	228,633
Amounts outstanding under standby letter of credit agreements	22,845	18,819	22,300
Cumulative other comprehensive loss included adjustments for foreign currency translation	204,195	196,792	131,160
Prior service costs and net actuarial losses related to pension and other postretirement benefit plans	166,595	171,376	148,006
Unrealized net gains on marketable equity securities and derivative instruments used in cash flow hedges	401	290	845
Research and development costs included in technical expenditures	44,648	41,719	39,883
Advertising cost	$ 247,469	$ 227,303	$ 217,637

Acquisitions (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Acquisitions (Textual) [Abstract]
Aggregate consideration paid for acquisition, net of cash acquired	$ 99,242	$ 44,436	$ 298,161
Summary of pro-forma consolidated financial information
Net sales	9,589,229	8,888,661
Net income	641,090	448,751
Net income per common share:
Basic (in dollars per share)	$ 6.25	$ 4.29
Diluted (in dollars per share)	$ 6.12	$ 4.2
Acquisition of Comex [Member]
Acquisitions (Textual) [Abstract]
Aggregate consideration paid for acquisition, net of cash acquired	2,340,000
Acquisitions of Geocel and Pulanna [Member]
Acquisitions (Textual) [Abstract]
Aggregate consideration paid for acquisition, net of cash acquired	99,242
Acquisition of Leighs Paints [Member]
Acquisitions (Textual) [Abstract]
Aggregate consideration paid for acquisition, net of cash acquired		$ 41,824

Inventories (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Inventories
Percentage of total inventories on LIFO	75.00%	77.00%	76.00%
Excess of FIFO over LIFO	$ 357,303	$ 378,986	$ 277,164
Increase (decrease) in net income due to LIFO	13,365	(62,636)	(16,394)
Increase (decrease) in net income per common share due to LIFO	$ 0.13	$ (0.59)	$ (0.15)
Impact on Net income of liquidations	$ (160)	$ 1,067

Goodwill, Intangible and Long-Lived Assets (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Carrying value of goodwill by reportable operating segment
Goodwill, Beginning Balance	$ 1,108,008	$ 1,102,458	$ 1,014,825	[1]
Acquisitions	42,064	5,039	79,909
Currency and other adjustments	5,933	511	7,724
Goodwill, Ending Balance	1,156,005	1,108,008	1,102,458
Goodwill Impairment Loss	8,904
Paint Stores Group [Member]
Carrying value of goodwill by reportable operating segment
Goodwill, Beginning Balance	286,998	286,744	285,445	[1]
Currency and other adjustments	(214)	254	1,299
Goodwill, Ending Balance	286,784	286,998	286,744
Consumer Group [Member]
Carrying value of goodwill by reportable operating segment
Goodwill, Beginning Balance	689,279	689,388	686,612	[1]
Acquisitions	17,357
Currency and other adjustments	(344)	(109)	2,776
Goodwill, Ending Balance	706,292	689,279	689,388
Goodwill Impairment Loss	8,113
Global Finishes Group [Member]
Carrying value of goodwill by reportable operating segment
Goodwill, Beginning Balance	120,350	115,719	42,397	[1]
Acquisitions	24,707	5,039	70,594
Currency and other adjustments	7,230	(408)	2,728
Goodwill, Ending Balance	152,287	120,350	115,719
Goodwill Impairment Loss	791
Latin America Coating Group [Member]
Carrying value of goodwill by reportable operating segment
Goodwill, Beginning Balance	11,381	10,607	371	[1]
Acquisitions			9,315
Currency and other adjustments	(739)	774	921
Goodwill, Ending Balance	$ 10,642	$ 11,381	$ 10,607

[1]	Net of accumulated impairment losses of $8,904 ($8,113 in the Consumer Group and $791 in the Global Finishes Group).

Goodwill, Intangible and Long-Lived Assets (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Carrying value of intangible assets
Weighted-average amortization period	11 years	11 years	11 years
Gross	$ 444,868	$ 383,487	$ 361,603
Accumulated amortization	(260,065)	(237,736)	(228,633)
Net value	184,803	145,751	132,970
Trademarks with indefinite lives	162,750	160,122	187,534
Total intangible assets	347,553	305,873	320,504
Software [Member]
Carrying value of intangible assets
Weighted-average amortization period	8 years	7 years	8 years
Gross	107,779	109,401	107,141
Accumulated amortization	(66,106)	(60,030)	(57,480)
Net value	41,673	49,371	49,661
All Other [Member]
Carrying value of intangible assets
Weighted-average amortization period	12 years	13 years	13 years
Gross	337,089	274,086	254,462
Accumulated amortization	(193,959)	(177,706)	(171,153)
Net value	$ 143,130	$ 96,380	$ 83,309

Goodwill, Intangible and Long-Lived Assets (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended																						12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Acquisitions of Geocel and Pulanna [Member]	Dec. 31, 2012 Acquisitions of Geocel and Pulanna [Member] Minimum [Member]	Dec. 31, 2012 Acquisitions of Geocel and Pulanna [Member] Maximum [Member]	Dec. 31, 2011 Acquisition of Leigh Paints [Member]	Dec. 31, 2011 Acquisition of Leigh Paints [Member] Minimum [Member]	Dec. 31, 2011 Acquisition of Leigh Paints [Member] Maximum [Member]	Dec. 31, 2010 Acquisitions of Sayerlack, Acroma and Pinturas Condor [Member]	Dec. 31, 2010 Acquisitions of Sayerlack, Acroma and Pinturas Condor [Member] Minimum [Member]	Dec. 31, 2010 Acquisitions of Sayerlack, Acroma and Pinturas Condor [Member] Maximum [Member]	Dec. 31, 2012 Customer Relationships [Member] Acquisitions of Geocel and Pulanna [Member]	Dec. 31, 2011 Customer Relationships [Member] Acquisition of Leigh Paints [Member]	Dec. 31, 2010 Customer Relationships [Member] Acquisitions of Sayerlack, Acroma and Pinturas Condor [Member]	Dec. 31, 2012 Finite-lived Trademarks [Member] Acquisitions of Geocel and Pulanna [Member]	Dec. 31, 2011 Finite-lived Trademarks [Member] Acquisition of Leigh Paints [Member]	Dec. 31, 2012 Noncompete Agreements [Member] Acquisitions of Geocel and Pulanna [Member]	Dec. 31, 2011 Developed Technology Rights [Member] Acquisition of Leigh Paints [Member]	Sep. 30, 2012 Paint Stores Group [Member]	Sep. 30, 2011 Paint Stores Group [Member]	Sep. 30, 2010 Paint Stores Group [Member]	Dec. 31, 2012 Global Finishes Group [Member]	Dec. 31, 2011 Global Finishes Group [Member]	Dec. 31, 2010 Global Finishes Group [Member]	Sep. 30, 2012 Global Finishes Group [Member]	Sep. 30, 2011 Global Finishes Group [Member]
Goodwill, Intangible and Long-Lived Assets (Textual) [Abstract]
Goodwill Recognized	$ 42,064	$ 5,039	$ 79,909	$ 42,064			$ 5,039			$ 79,909													$ 24,707	$ 5,039	$ 70,594
Trademark				15,899						18,007
Finite-lived Intangible Assets													27,487	1,918	35,886	13,000	2,125	9,720	4,794
Weighted Average useful life of finite-lived intangible assets					6 years	15 years		5 years	10 years		15 years	19 years
Reduction in carrying value of finite-lived intangible assets			4,364
Reduction in carrying value of property plant and equipment			2,177
Trademark impairments																				3,400	4,669	120				686	823
Additional Goodwill Intangible and Long Lived Assets (Textual) [Abstract]
Amortization of finite-lived Intangible assets for the year 2013	33,279
Amortization of finite-lived Intangible assets for the year 2014	29,840
Amortization of finite-lived Intangible assets for the year 2015	25,866
Amortization of finite-lived Intangible assets for the year 2016	22,145
Amortization of finite-lived Intangible assets for the year 2017	$ 18,003

Exit or Disposal Activities (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance	$ 10,400	$ 16,047	$ 31,133
Provisions in Cost of goods sold or SG&A	7,676	1,434	1,953
Actual expenditures charged to accrual	(4,577)	(6,181)	(11,275)
Adjustments to prior provisions in Other general expense - net	(4,942)	(900)	(5,764)
Ending Balance	8,557	10,400	16,047
Facilities shutdown Prior to 2010 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance	8,493
Actual expenditures charged to accrual	(2,156)
Adjustments to prior provisions in Other general expense - net	(4,871)
Ending Balance	1,466
Facilities shutdown prior to 2009 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance		10,366
Actual expenditures charged to accrual		(3,572)
Adjustments to prior provisions in Other general expense - net		(1,087)
Ending Balance		5,707
Facilities shutdown prior to 2008 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance			11,245
Actual expenditures charged to accrual			(2,094)
Adjustments to prior provisions in Other general expense - net			(2,085)
Ending Balance			7,066
Global Finishes Group [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Provisions in Cost of goods sold or SG&A	7,363	913	1,314
Consumer Group [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Provisions in Cost of goods sold or SG&A	0
Severance and related costs [Member] | Global Finishes Group [Member] | Facility shutdown in 2012 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Provisions in Cost of goods sold or SG&A	3,933
Actual expenditures charged to accrual	(1,697)
Ending Balance	2,236
Severance and related costs [Member] | Global Finishes Group [Member] | Branches shutdown in 2011 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance	129
Provisions in Cost of goods sold or SG&A		316
Actual expenditures charged to accrual	(134)	(187)
Adjustments to prior provisions in Other general expense - net	5
Ending Balance		129
Severance and related costs [Member] | Global Finishes Group [Member] | Branches shutdown in 2010 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Provisions in Cost of goods sold or SG&A			31
Actual expenditures charged to accrual			(31)
Severance and related costs [Member] | Global Finishes Group [Member] | Manufacturing facility and branches shutdown in 2009 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance			204
Actual expenditures charged to accrual			(78)
Adjustments to prior provisions in Other general expense - net			(126)
Severance and related costs [Member] | Consumer Group [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Provisions in Cost of goods sold or SG&A		339	457
Severance and related costs [Member] | Consumer Group [Member] | Manufacturing facilities shutdown in 2011 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance	197
Provisions in Cost of goods sold or SG&A		339
Actual expenditures charged to accrual	(133)	(142)
Adjustments to prior provisions in Other general expense - net	(64)
Ending Balance		197
Severance and related costs [Member] | Consumer Group [Member] | Manufacturing facilities shutdown in 2009 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance			4,532
Provisions in Cost of goods sold or SG&A			457
Actual expenditures charged to accrual			(3,534)
Adjustments to prior provisions in Other general expense - net			(1,455)
Severance and related costs [Member] | Consumer Group [Member] | Manufacturing and distribution facilities shutdown in 2008 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance			311
Adjustments to prior provisions in Other general expense - net			(311)
Severance and related costs [Member] | Paint Stores Group [Member] | Manufacturing and distribution facilities, administrative offices and stores shutdown in 2008 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance			70
Actual expenditures charged to accrual			(66)
Adjustments to prior provisions in Other general expense - net			(4)
Other qualified exit costs [Member] | Global Finishes Group [Member] | Facility shutdown in 2012 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Provisions in Cost of goods sold or SG&A	3,430
Ending Balance	3,430
Other qualified exit costs [Member] | Global Finishes Group [Member] | Branches shutdown in 2011 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance	470
Provisions in Cost of goods sold or SG&A		597
Actual expenditures charged to accrual	(180)	(127)
Ending Balance	290	470
Other qualified exit costs [Member] | Global Finishes Group [Member] | Branches shutdown in 2010 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance	955	1,114
Provisions in Cost of goods sold or SG&A			1,283
Actual expenditures charged to accrual	(133)	(159)	(169)
Ending Balance	822	955	1,114
Other qualified exit costs [Member] | Global Finishes Group [Member] | Manufacturing facility and branches shutdown in 2009 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance		1,820	3,703
Actual expenditures charged to accrual		(918)	(1,288)
Adjustments to prior provisions in Other general expense - net		262	(595)
Ending Balance		1,164	1,820
Other qualified exit costs [Member] | Global Finishes Group [Member] | Administrative offices and branches shutdown In 2008 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance			88
Actual expenditures charged to accrual			(88)
Other qualified exit costs [Member] | Consumer Group [Member] | Manufacturing facilities shutdown in 2009 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance		721	2,258
Actual expenditures charged to accrual		(245)	(612)
Adjustments to prior provisions in Other general expense - net		(74)	(925)
Ending Balance		402	721
Other qualified exit costs [Member] | Consumer Group [Member] | Manufacturing and distribution facilities shutdown in 2008 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance			83
Actual expenditures charged to accrual			(60)
Adjustments to prior provisions in Other general expense - net			219
Ending Balance			242
Other qualified exit costs [Member] | Paint Stores Group [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Provisions in Cost of goods sold or SG&A		182	182
Other qualified exit costs [Member] | Paint Stores Group [Member] | Stores shutdown in 2012 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Provisions in Cost of goods sold or SG&A	313
Ending Balance	313
Other qualified exit costs [Member] | Paint Stores Group [Member] | Stores shutdown in 2011 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance	156
Provisions in Cost of goods sold or SG&A		182
Actual expenditures charged to accrual	(144)	(26)
Adjustments to prior provisions in Other general expense - net	(12)
Ending Balance		156
Other qualified exit costs [Member] | Paint Stores Group [Member] | Stores shutdown in 2010 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance		4
Provisions in Cost of goods sold or SG&A			182
Actual expenditures charged to accrual			(178)
Adjustments to prior provisions in Other general expense - net		(4)
Ending Balance			4
Other qualified exit costs [Member] | Paint Stores Group [Member] | Stores shutdown in 2009 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance		2,022	3,213
Actual expenditures charged to accrual		(805)	(1,213)
Adjustments to prior provisions in Other general expense - net		3	22
Ending Balance		1,220	2,022
Other qualified exit costs [Member] | Paint Stores Group [Member] | Manufacturing and distribution facilities, administrative offices and stores shutdown in 2008 [Member]
Summary of activity and remaining liabilities associated with qualified exit costs
Beginning Balance			5,426
Actual expenditures charged to accrual			(1,864)
Adjustments to prior provisions in Other general expense - net			(504)
Ending Balance			$ 3,058

Exit or Disposal Activities Exit or Disposal Actiivities (Textuals) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 store	Dec. 31, 2011 store	Dec. 31, 2010 store
Exit or Disposal Activities (Textual) [Abstract]
Stores and branches closed	19	22	23
Provisions in cost of goods sold or SG&A	$ 7,676	$ 1,434	$ 1,953
Adjustments to prior provisions for qualified exit costs	(4,942)	(900)	(5,764)
Reductions in carrying value of property plant and equipment		3,263	1,164
Global Finishes Group [Member]
Exit or Disposal Activities (Textual) [Abstract]
Provisions in cost of goods sold or SG&A	7,363	913	1,314
Consumer Group [Member]
Exit or Disposal Activities (Textual) [Abstract]
Provisions in cost of goods sold or SG&A	0
Latin America Coatings Group [Member]
Exit or Disposal Activities (Textual) [Abstract]
Provisions in cost of goods sold or SG&A	0	0
Employee Severance [Member] | Consumer Group [Member]
Exit or Disposal Activities (Textual) [Abstract]
Provisions in cost of goods sold or SG&A		339	457
Other Qualified Exit Costs [Member] | Paint Stores Group [Member]
Exit or Disposal Activities (Textual) [Abstract]
Provisions in cost of goods sold or SG&A		$ 182	$ 182

Pension Health Care and Postretirement Benefits Other Than Pensions (Details Textual) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Health Care Plans [Abstract]
Number of active employees entitled to receive benefits under health care plans	18,609	18,189	17,841
Cost of benefits includes claims incurred and claims incurred but not reported under health care plans	$ 163,011,000	$ 155,501,000	$ 144,927,000
Defined Contribution Pension Plans [Abstract]
Number of Domestic salaried defined benefit pension plan	1
Number of Domestic hourly defined benefit pension plan	1
Number of Foreign defined benefit pension plans	15
Fair value of plan assets	836,576,000	732,523,000	700,473,000
Number of foreign defined benefit pension plans unfunded or underfunded	12
Expected Cash Payments - Net 2013	17,911,000
Expected Cash Payments - Net 2014	18,967,000
Expected Cash Payments - Net 2015	19,774,000
Expected Cash Payments - Net 2016	20,313,000
Expected Cash Payments - Net 2017	22,677,000
Expected Cash Payments - Net 2018 through 2022	112,597,000
Target allocations for plan assets in equity securities, minimum	45.00%
Target allocations for plan assets in equity securities, maximum	65.00%
Target allocation percentage of assets fixed income securities, minimum	30.00%
Target allocation percentage of assets fixed income securities, maximum	40.00%
Retired employees entitled to receive postretirement benefits	4,402	4,436	4,768
Defined benefit plan ultimate health care cost trend rate and Prescription drug cost increase rate	5.00%
Year in which health care cost trend rate reaches ultimate trend rate	2019
Reduction of the accumulated postretirement benefit obligation for benefits attributed to past service due to amendment of medicare	21,400,000
Reduction in net periodic benefit cost	5,712,000	7,073,000	4,170,000
Prescription drug benefit effect of subsidy on interest cost	434,000	242,000	1,973,000
Prescription drug benefit effect of subsidy on amortization of actuarial experience gain	5,278,000	6,831,000	1,852,000
Prescription drug benefit effect of subsidy on service cost			345,000
Increase in income taxes due to elimination of tax deduction previously allowed for the Medicare Part D subsidy			11,400,000
Reduction in basic earnings per share due to elimination of tax deduction previously allowed for the medicare Part D subsidy			$ 0.11
Reduction in diluted earnings per share due to elimination of tax deduction previously allowed for the medicare part D subsidy			$ 0.1
Leighs Paints and Acroma [Member]
Defined Contribution Pension Plans [Abstract]
Number of European defined benefit pension plans	2
Domestic Defined Benefit Pension Plans [Member]
Defined Contribution Pension Plans [Abstract]
Contributions by Company	25,147,000	23,344,000	22,512,000
Projected benefit obligation	466,827,000	410,029,000	390,257,000	339,275,000
Fair value of plan assets	703,563,000	614,463,000	634,725,000	577,047,000
Equity investment in domestic defined benefit pension plan assets, shares	300,000
Market value of common shares invested in defined benefit pension plan assets	46,146,000
Share equity investments in the domestic defined benefit pension plan assets	6.60%
Dividends received on the common stock	1,334,000
Foreign Defined Benefit Pension Plans [Member]
Defined Contribution Pension Plans [Abstract]
Contributions by Company	4,621,000	3,807,000	3,968,000
Projected benefit obligation	168,758,000	141,465,000	85,936,000	75,175,000
Fair value of plan assets	133,013,000	118,060,000	65,748,000	55,870,000
Increase in combined projected benefit obligations primarily due to changes in plan assumptions	27,294,000
Domestic Salaried Plan Between January 1, 2002 and September 30, 2011 [Member]
Defined Contribution Pension Plans [Abstract]
Threshold service requirement for defined benefit pension plan eligibility	6
Domestic Salaried Plan Between January 1, 2002 and December 31, 2004 [Member]
Defined Contribution Pension Plans [Abstract]
Contribution credits as percent of eligible employee's salary	6.00%
Domestic salaried defined benefit pension plan [Member]
Defined Contribution Pension Plans [Abstract]
Projected benefit obligation	313,964,000	269,314	261,996
Fair value of plan assets	559,552,000	487,990	502,707
Excess/deficiency of plan assets	(245,588,000)	(218,676)	(240,711)
Defined Benefit Pension [Member]
Defined Contribution Pension Plans [Abstract]
Description of Defined Contribution Pension and Other Postretirement Plans	All employees who became participants on or after January 1, 2002 and before January 1, 2005 were credited with certain contribution credits equivalent to six percent of their salary. All employees who became participants on or after January 1, 2005 were credited with certain contribution credits that range from two percent to seven percent of compensation based on an age and service formula. Effective July 1, 2009, the domestic salaried defined benefit pension plan was revised, and all employees who become participants on or after January 1, 2002 were credited with certain contribution credits that range from two percent to seven percent of compensation based on an age and service formula.
Expected Cash Payments - Net 2013	41,784,000
Expected Cash Payments - Net 2014	42,435,000
Expected Cash Payments - Net 2015	43,457,000
Expected Cash Payments - Net 2016	43,631,000
Expected Cash Payments - Net 2017	43,992,000
Expected Cash Payments - Net 2018 through 2022	225,564,000
Amortization of actuarial losses	15,111,000
Amortization of prior service credit	(310,000)
Domestic hourly defined benefit pension plan [Member]
Defined Contribution Pension Plans [Abstract]
Projected benefit obligation	152,863,000	140,715	128,261
Fair value of plan assets	144,011,000	126,473	132,018
Excess/deficiency of plan assets	8,852,000	(14,242)	(3,757)
Underfunded seven foreign defined benefit pension plan [Member]
Defined Contribution Pension Plans [Abstract]
Projected benefit obligation	105,045,000
Fair value of plan assets	65,026,000
Excess/deficiency of plan assets	40,019,000
Postretirement Benefits Other than Pensions [Member]
Defined Contribution Pension Plans [Abstract]
Projected benefit obligation	338,134,000	316,795,000	315,572,000	300,526,000
Amortization of actuarial losses	3,934,000
Amortization of prior service credit	$ (328,000)
Defined Contribution Pension [Member]
Defined Contribution Pension Plans [Abstract]
Description of Defined Contribution Pension and Other Postretirement Plans	Prior to July 1, 2009, the contribution was based on six percent of compensation for covered employees. Effective July 1, 2009, the contribution percentage was changed to a range from two percent to seven percent based on an age and service formula
Minimum [Member] | Domestic Salaried Plan After December 31, 2004 [Member]
Defined Contribution Pension Plans [Abstract]
Contribution credits as percent of eligible employee's salary	2.00%
Minimum [Member] | Revised Domestic Salaried Plan After December 31, 2001 [Member]
Defined Contribution Pension Plans [Abstract]
Contribution credits as percent of eligible employee's salary	2.00%
Minimum [Member] | Defined Contribution Pension After June 30, 2009 [Member]
Defined Contribution Pension Plans [Abstract]
Contributions by Company, percentage	2.00%
Maximum [Member] | Domestic Salaried Plan After December 31, 2004 [Member]
Defined Contribution Pension Plans [Abstract]
Contribution credits as percent of eligible employee's salary	7.00%
Maximum [Member] | Revised Domestic Salaried Plan After December 31, 2001 [Member]
Defined Contribution Pension Plans [Abstract]
Contribution credits as percent of eligible employee's salary	7.00%
Maximum [Member] | Defined Contribution Pension After June 30, 2009 [Member]
Defined Contribution Pension Plans [Abstract]
Contributions by Company, percentage	7.00%

Pension, Health Care and Postretirement Benefits Other Than Pensions (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Investments at fair value:
Fair value of plan assets	$ 836,576,000		$ 732,523,000		$ 700,473,000
Short-term Investments [Member]
Investments at fair value:
Fair value of plan assets	68,795,000	[1]	9,408,000	[1]	33,050,000	[1]
Equity investments [Member]
Investments at fair value:
Fair value of plan assets	490,993,000	[2]	482,694,000	[2]	463,108,000	[2]
Fixed Income Investments [Member]
Investments at fair value:
Fair value of plan assets	239,558,000	[3]	202,939,000	[3]	185,163,000	[3]
Other Assets [Member]
Investments at fair value:
Fair value of plan assets	37,230,000	[4]	37,482,000	[4]	19,152,000	[4]
Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Investments at fair value:
Fair value of plan assets	374,829,000		371,792,000		358,843,000
Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Equity investments [Member]
Investments at fair value:
Fair value of plan assets	243,553,000	[2]	268,307,000	[2]	257,616,000	[2]
Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Fixed Income Investments [Member]
Investments at fair value:
Fair value of plan assets	131,276,000	[3]	103,485,000	[3]	101,227,000	[3]
Significant Other Observable Inputs (Level 2) [Member]
Investments at fair value:
Fair value of plan assets	442,897,000		339,831,000		316,943,000
Significant Other Observable Inputs (Level 2) [Member] | Short-term Investments [Member]
Investments at fair value:
Fair value of plan assets	68,795,000	[1]	9,408,000	[1]	33,050,000	[1]
Significant Other Observable Inputs (Level 2) [Member] | Equity investments [Member]
Investments at fair value:
Fair value of plan assets	247,440,000	[2]	214,387,000	[2]	205,492,000	[2]
Significant Other Observable Inputs (Level 2) [Member] | Fixed Income Investments [Member]
Investments at fair value:
Fair value of plan assets	108,282,000	[3]	99,454,000	[3]	78,401,000	[3]
Significant Other Observable Inputs (Level 2) [Member] | Other Assets [Member]
Investments at fair value:
Fair value of plan assets	18,380,000	[4]	16,582,000	[4]
Significant Unobservable Inputs (Level 3) [Member]
Investments at fair value:
Fair value of plan assets	18,850,000		20,900,000		24,687,000		22,993,000
Significant Unobservable Inputs (Level 3) [Member] | Fixed Income Investments [Member]
Investments at fair value:
Fair value of plan assets					5,535,000	[3]	5,265,000
Significant Unobservable Inputs (Level 3) [Member] | Other Assets [Member]
Investments at fair value:
Fair value of plan assets	18,850,000	[4]	20,900,000	[4]	19,152,000	[4]	17,728,000
Domestic Defined Benefit Pension Plans [Member]
Net pension costs:
Service costs	19,061,000		17,933,000		16,906,000
Interest costs	17,442,000		18,602,000		18,028,000
Expected returns on plan assets	(44,841,000)		(46,441,000)		(42,311,000)
Amortization of prior service costs	1,591,000		1,635,000		1,661,000
Amortization of actuarial losses	22,205,000		16,865,000		18,943,000
Ongoing pension costs	15,458,000		8,594,000		13,227,000
Net pension costs	15,458,000		8,594,000		13,227,000
Other changes in plan assets and projected benefit obligation recognized in Cumulative other comprehensive loss (before taxes):
Net actuarial (gains) losses arising during the year	(26,459,000)		48,745,000		681,000
Prior service costs during the year	2,495,000		1,195,000
Amortization of prior service costs	(1,591,000)		(1,635,000)		(1,661,000)
Amortization of actuarial losses	(22,205,000)		(16,865,000)		(18,943,000)
Total recognized in Cumulative other comprehensive loss	(47,760,000)		31,440,000		(19,923,000)
Total recognized in net pension costs and Cumulative other comprehensive loss	(32,302,000)		40,034,000		(6,696,000)
Investments at fair value:
Fair value of plan assets	703,563,000		614,463,000		634,725,000		577,047,000
Foreign Defined Benefit Pension Plans [Member]
Net pension costs:
Service costs	3,654,000		3,055,000		2,061,000
Interest costs	6,927,000		5,954,000		4,266,000
Expected returns on plan assets	(6,799,000)		(5,535,000)		(2,842,000)
Amortization of prior service costs					29,000
Amortization of actuarial losses	1,022,000		493,000		1,363,000
Ongoing pension costs	4,804,000		3,967,000		4,877,000
Settlement costs (credits)	47,000		(235,000)
Net pension costs	4,851,000		3,732,000		4,877,000
Other changes in plan assets and projected benefit obligation recognized in Cumulative other comprehensive loss (before taxes):
Net actuarial (gains) losses arising during the year	14,131,000		15,944,000		(10,043,000)
Amortization of prior service costs					(29,000)
Amortization of actuarial losses	(1,022,000)		(493,000)		(1,363,000)
Exchange rate gain (loss) recognized during the year	1,464,000		(387,000)		(1,536,000)
Total recognized in Cumulative other comprehensive loss	14,573,000		15,064,000		(12,971,000)
Total recognized in net pension costs and Cumulative other comprehensive loss	19,424,000		18,796,000		(8,094,000)
Investments at fair value:
Fair value of plan assets	$ 133,013,000		$ 118,060,000		$ 65,748,000		$ 55,870,000

[1]	This category includes a full range of high quality, short-term money market securities.
[2]	This category includes actively managed equity assets that track primarily to the S&P 500.
[3]	This category includes government and corporate bonds that track primarily to the Barclays Capital Aggregate Bond Index.
[4]	This category consists of venture capital funds.

Pension, Health Care and Postretirement Benefits Other Than Pensions (Details 1) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Changes in fair value of defined benefit pension plan assets classified as level 3
Balances at end of year	$ 836,576,000		$ 732,523,000		$ 700,473,000
Significant Unobservable Inputs (Level 3) [Member]
Changes in fair value of defined benefit pension plan assets classified as level 3
Balances at beginning of year			24,687,000		22,993,000
Dispositions			(7,106,000)		(964,000)
Realized and Unrealized Gains			3,319,000		2,658,000
Balances at end of year	18,850,000		20,900,000		24,687,000
Fixed Income Investments [Member]
Changes in fair value of defined benefit pension plan assets classified as level 3
Balances at end of year	239,558,000	[1]	202,939,000	[1]	185,163,000	[1]
Fixed Income Investments [Member] | Significant Unobservable Inputs (Level 3) [Member]
Changes in fair value of defined benefit pension plan assets classified as level 3
Balances at beginning of year			5,535,000	[1]	5,265,000
Dispositions			(5,717,000)		(269,000)
Realized and Unrealized Gains			182,000		539,000
Balances at end of year					5,535,000	[1]
Other Assets [Member]
Changes in fair value of defined benefit pension plan assets classified as level 3
Balances at end of year	37,230,000	[2]	37,482,000	[2]	19,152,000	[2]
Other Assets [Member] | Significant Unobservable Inputs (Level 3) [Member]
Changes in fair value of defined benefit pension plan assets classified as level 3
Balances at beginning of year	20,900,000	[2]	19,152,000	[2]	17,728,000
Dispositions	(3,827,000)		(1,389,000)		(695,000)
Realized and Unrealized Gains	1,777,000		3,137,000		2,119,000
Balances at end of year	$ 18,850,000	[2]	$ 20,900,000	[2]	$ 19,152,000	[2]

[1]	This category includes government and corporate bonds that track primarily to the Barclays Capital Aggregate Bond Index.
[2]	This category consists of venture capital funds.

Pension, Health Care and Postretirement Benefits Other Than Pensions (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Plan assets:
Balances at end of year	$ 836,576,000	$ 732,523,000	$ 700,473,000
Assets and liabilities recognized in the Consolidated Balance Sheets:
Deferred pension assets	249,911,000	228,350,000	248,333,000
Other accruals	(513,717,000)	(471,761,000)	(442,030,000)
Other long-term liabilities	(614,109,000)	(612,913,000)	(551,633,000)
Domestic Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Accumulated benefit obligations at end of year	460,591,000	415,163,000	371,195,000
Projected benefit obligations:
Balances at beginning of year	410,029,000	390,257,000	339,275,000
Service cost	19,061,000	17,933,000	16,906,000
Interest cost	17,442,000	18,602,000	18,028,000
Actuarial losses (gains)	48,346,000	8,428,000	41,739,000
Acquisitions of businesses and other	2,496,000	1,194,000
Benefits paid	(30,547,000)	(26,385,000)	(25,691,000)
Balances at end of year	466,827,000	410,029,000	390,257,000
Plan assets:
Balances at beginning of year	614,463,000	634,725,000	577,047,000
Actual returns on plan assets	119,647,000	6,123,000	83,369,000
Benefits paid	(30,547,000)	(26,385,000)	(25,691,000)
Balances at end of year	703,563,000	614,463,000	634,725,000
Excess (deficient) plan assets over projected benefit obligations	236,736,000	204,434,000	244,468,000
Assets and liabilities recognized in the Consolidated Balance Sheets:
Deferred pension assets	245,588,000	218,676,000	244,468,000
Other long-term liabilities	(8,852,000)	(14,242,000)
Total	236,736,000	204,434,000	244,468,000
Amounts recognized in Cumulative other comprehensive loss:
Net actuarial losses	(163,088,000)	(211,752,000)	(179,871,000)
Prior service costs	(6,110,000)	(5,206,000)	(5,647,000)
Total recognized in Cumulative other comprehensive loss	(169,198,000)	(216,958,000)	(185,518,000)
Weighted-average assumptions used to determine projected benefit obligations:
Discount rate	3.73%	4.40%	4.97%
Rate of compensation increase	4.00%	4.00%	4.00%
Weighted-average assumptions used to determine net pension costs:
Discount rate	4.40%	4.97%	5.50%
Expected long-term rate of return on assets	7.50%	7.50%	7.50%
Rate of compensation increase	4.00%	4.00%	4.00%
Foreign Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Accumulated benefit obligations at end of year	142,769,000	121,137,000	67,964,000
Projected benefit obligations:
Balances at beginning of year	141,465,000	85,936,000	75,175,000
Service cost	3,654,000	3,055,000	2,061,000
Interest cost	6,927,000	5,954,000	4,266,000
Actuarial losses (gains)	17,532,000	11,395,000	(6,950,000)
Acquisitions of businesses and other	(975,000)	42,131,000	14,378,000
Effect of foreign exchange	6,633,000	(3,760,000)	(1,063,000)
Benefits paid	(6,478,000)	(3,246,000)	(1,931,000)
Balances at end of year	168,758,000	141,465,000	85,936,000
Plan assets:
Balances at beginning of year	118,060,000	65,748,000	55,870,000
Actual returns on plan assets	10,201,000	987,000	5,935,000
Acquisitions of businesses and other	6,205,000	57,761,000	7,085,000
Effect of foreign exchange	5,025,000	(3,190,000)	(1,211,000)
Benefits paid	(6,478,000)	(3,246,000)	(1,931,000)
Balances at end of year	133,013,000	118,060,000	65,748,000
Excess (deficient) plan assets over projected benefit obligations	(35,745,000)	(23,405,000)	(20,188,000)
Assets and liabilities recognized in the Consolidated Balance Sheets:
Deferred pension assets	4,323,000	9,674,000	3,865,000
Other accruals	(869,000)	(829,000)	(272,000)
Other long-term liabilities	(39,199,000)	(32,250,000)	(23,781,000)
Total	(35,745,000)	(23,405,000)	(20,188,000)
Amounts recognized in Cumulative other comprehensive loss:
Net actuarial losses	(41,567,000)	(26,994,000)	(11,930,000)
Prior service costs
Total recognized in Cumulative other comprehensive loss	$ (41,567,000)	$ (26,994,000)	$ (11,930,000)
Weighted-average assumptions used to determine projected benefit obligations:
Discount rate	4.58%	4.94%	5.45%
Rate of compensation increase	4.08%	4.05%	4.06%
Weighted-average assumptions used to determine net pension costs:
Discount rate	4.94%	5.48%	5.57%
Expected long-term rate of return on assets	6.04%	6.12%	5.46%
Rate of compensation increase	4.04%	4.06%	3.74%

Pension, Health Care and Postretirement Benefits Other Than Pensions (Details 3) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Liabilities recognized in the Consolidated Balance Sheets:
Postretirement benefits other than pensions	$ (320,223,000)	$ (297,528,000)	$ (295,896,000)
Other accruals	(513,717,000)	(471,761,000)	(442,030,000)
Postretirement Benefits Other than Pensions [Member]
Benefit obligation:
Balances at beginning of year	316,795,000	315,572,000	300,526,000
Service cost	2,943,000	3,495,000	3,532,000
Interest cost	13,520,000	15,580,000	16,066,000
Actuarial loss (gain)	18,961,000	(3,965,000)	11,067,000
Benefits paid	(14,085,000)	(13,887,000)	(15,619,000)
Balances at end of year	338,134,000	316,795,000	315,572,000
Liabilities recognized in the Consolidated Balance Sheets:
Postretirement benefits other than pensions	(320,223,000)	(297,528,000)	(295,896,000)
Other accruals	(17,911,000)	(19,267,000)	(19,676,000)
Total	(338,134,000)	(316,795,000)	(315,572,000)
Amounts recognized in Cumulative other comprehensive loss:
Net actuarial losses	(62,814,000)	(45,567,000)	(52,037,000)
Prior service costs	(328,000)	(983,000)	(1,640,000)
Total recognized in Cumulative other comprehensive loss	$ (62,486,000)	$ (44,584,000)	$ (50,397,000)
Weighted-average assumptions used to determine benefit obligation:
Discount rate	3.70%	4.40%	5.10%
Health care cost trend rate - pre-65	8.00%	8.00%	7.50%
Health care cost trend rate - post-65	8.00%	8.00%	7.50%
Prescription drug cost increases	8.00%	8.00%	8.00%
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate	4.40%	5.10%	5.50%
Health care cost trend rate - pre-65	8.00%	7.50%	8.00%
Health care cost trend rate - post-65	8.00%	7.50%	8.00%
Prescription drug cost increases	8.00%	8.00%	9.00%

Pension, Health Care and Postretirement Benefits Other Than Pensions (Details 4) (Postretirement Benefits Other than Pensions [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Postretirement Benefits Other than Pensions [Member]
Net pension costs:
Service cost	$ 2,943	$ 3,495	$ 3,532
Interest cost	13,520	15,580	16,066
Amortization of actuarial losses	1,715	2,505	1,304
Amortization of prior service credit	(656)	(657)	(656)
Net pension costs	17,522	20,923	20,246
Other changes in projected benefit obligation recognized in Cumulative other comprehensive loss (before taxes):
Net actuarial loss (gain)	18,961	(3,965)	11,067
Amortization of actuarial losses	(1,715)	(2,505)	(1,304)
Amortization of prior service credit	656	657	656
Total recognized in Cumulative other comprehensive loss	17,902	(5,813)	10,419
Total recognized in net periodic benefit cost and Cumulative other comprehensive loss	$ 35,424	$ 15,110	$ 30,665

Pension Health Care And Postretirement Benefits Other Than Pensions (Details 5) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Significant effect on amounts reported for service and interest rate component and postretirement health care benefit obligation
Effect on total of service and interest cost components, One-Percentage-Point, Increase	$ 117
Effect on total of service and interest cost components, One-Percentage-Point, Decrease	(124)
Effect on the postretirement benefit obligation One-Percentage-Point, Increase	2,938
Effect on the postretirement benefit obligation One-Percentage-Point, Decrease	(3,039)
Retiree health care benefit cash payments
Retiree Health Care Benefits, 2013	20,087
Medicare Prescription Reimbursement, 2013	(2,176)
Expected Cash Payments - Net 2013	17,911
Retiree Health Care Benefits, 2014	21,324
Medicare Prescription Reimbursement, 2014	(2,357)
Expected Cash Payments - Net 2014	18,967
Retiree Health Care Benefits, 2015	22,305
Medicare Prescription Reimbursement, 2015	(2,531)
Expected Cash Payments - Net 2015	19,774
Retiree Health Care Benefits, 2016	23,011
Medicare Prescription Reimbursement, 2016	(2,698)
Expected Cash Payments - Net 2016	20,313
Retiree Health Care Benefits, 2017	23,357
Medicare Prescription Reimbursement, 2017	(680)
Expected Cash Payments - Net 2017	22,677
Retiree Health Care Benefits, 2018 through 2022	114,784
Medicare Prescription Reimbursement, 2018 through 2022	(2,187)
Expected Cash Payments - Net 2018 through 2022	112,597
Retiree Health Care Benefits	224,868
Medicare Prescription Reimbursement	(12,629)
Expected Benefit Cash Payments	$ 212,239

Debt (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Long-term debt
Long-term debt	$ 1,632,165	$ 639,231	$ 648,326
1.35% Senior notes due 2017 [Member]
Long-term debt
Long-term debt	699,091
3.125% Senior notes due 2014 [Member]
Long-term debt
Long-term debt	499,912	499,867	499,822
4.00% Senior notes due 2042 [Member]
Long-term debt
Long-term debt	298,493
7.375% Debentures due 2027 [Member] | Subordinated Debentures Subject To Mandatory Redemption [Member]
Long-term debt
Long-term debt	129,060	129,056	129,053
7.45% Debentures due 2097 [Member] | Subordinated Debentures Subject To Mandatory Redemption [Member]
Long-term debt
Long-term debt	3,500	3,500	3,500
2.00% to 2.02% Promissory Notes Through 2023 [Member]
Long-term debt
Long-term debt	$ 2,109	$ 6,808	$ 15,951

Debt (Details Textual) (USD $) In Thousands, unless otherwise specified	12 Months Ended					12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 04, 2012 1.35% Senior notes due 2017 [Member]	Dec. 04, 2012 4.00% Senior notes due 2042 [Member]	Dec. 31, 2010 7.45% Debentures due 2097 [Member]	Jun. 30, 2010 7.45% Debentures due 2097 [Member]
Debt (Textual) [Abstract]
Issue of debt securities				$ 700,000	$ 300,000
Debt instrument, interest rate				1.35%	4.00%		7.45%
Repurchase of debentures						136,500
Costs related to the repurchase increased interest expense			24,165
Additional Debt (Textual) [Abstract]
Maturities of long-term debt 2013	3,689
Maturities of long-term debt 2014	500,488
Maturities of long-term debt 2015	325
Maturities of long-term debt 2016	(146)
Maturities of long-term debt 2017	700,149
Interest expense on long-term debt	$ 36,188	$ 31,883	$ 64,442

Debt (Details Textual 1)	1 Months Ended	0 Months Ended	1 Months Ended										12 Months Ended						3 Months Ended
	Dec. 10, 2012	May 07, 2012	Feb. 27, 2012	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2012 Domestic Commercial Paper Program [Member] USD ($)	Dec. 31, 2011 Domestic Commercial Paper Program [Member] USD ($)	Dec. 31, 2010 Domestic Commercial Paper Program [Member] USD ($)	Dec. 31, 2012 Foreign Programs [Member] USD ($)	Dec. 31, 2011 Foreign Programs [Member] USD ($)	Dec. 31, 2010 Foreign Programs [Member] USD ($)	Dec. 31, 2011 Sherwin Williams Luxembourg [Member] EUR (€)	Sep. 19, 2012 Sherwin Williams Luxembourg [Member] EUR (€)	Dec. 28, 2010 Sherwin Williams Luxembourg [Member] EUR (€)	Jul. 19, 2010 Sherwin Williams Luxembourg [Member] EUR (€)	Jun. 29, 2012 Sherwin Williams Canada Inc [Member] CAD	Jul. 19, 2010 Sherwin Williams Canada Inc [Member] CAD	Mar. 31, 2011 Unsecured Revolving Credit [Member] USD ($)	Jul. 08, 2011 Amended Senior Unsecured Revolving Credit [Member] USD ($)	Apr. 23, 2012 Five year credit agreement [Member] USD ($)	Jan. 30, 2012 Five year credit agreement [Member] USD ($)	Nov. 14, 2012 Three year credit agreement [Member] USD ($)	Jan. 08, 2010 Three year senior unsecured revolving credit agreement [Member] USD ($)	Jul. 08, 2011 Five year senior unsecured revolving credit agreement [Member] USD ($)
Debt (Textual) [Abstract]
Short-term borrowing outstanding				$ 69,035,000	$ 346,313,000	$ 388,592,000	$ 0	$ 264,902,000	$ 173,490,000	$ 69,035,000	$ 81,375,000	$ 215,102,000
Weighted average interest rate								0.20%	0.20%	2.80%	4.90%	2.90%
Maximum letter of credit facility														95,000,000	150,000,000	200,000,000	75,000,000	75,000,000		1,300,000,000	250,000,000	500,000,000	250,000,000	500,000,000	1,050,000,000
Aggregate amount of credit facility													97,000,000
Line of Credit Facility, Amount Outstanding				0	0	0
Termination of senior unsecured revolving credit agreement																			$ 845,000,000
Credit facility terms	On November 14, 2012, the Company entered into a three-year credit agreement, subsequently amended on multiple dates, which gives the Company the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit	On April 23, 2012, the Company entered into a five-year credit agreement, subsequently amended on multiple dates, which gives the Company the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit	On January 30, 2012, the Company entered into a five-year credit agreement, subsequently amended on multiple dates, which gives the Company the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit

Other Long-Term Liabilities (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012 ManufacturingSite	Dec. 31, 2011	Dec. 31, 2010
Other Long-Term Liabilities (Textual) [Abstract]
Accruals for extended environmental-related activities	$ 97,220	$ 89,266	$ 89,562
Estimated costs of current investigation and remediation activities included in Other accruals	17,101	42,847	60,048
Amount by which unaccrued maximum of estimated range exceeds minimum accruals	88,671
Number of manufacturing sites accounting for the majority of the accrual for environmental-related activities	2
Accruals for environmental-related activities of sites accounting for the majority of the accrual for environmental-related activities	59,132
Percentage of accrual for environmental-related activities related to sites accounting for the majority of the accrual for environmental-related activities	51.70%
Amount by which unaccrued maximum of estimated range exceeds minimum	88,671
Amount of unaccrued maximum related to sites accounting for the majority of the accrual for environmental-related activities	$ 56,952
Percentage of aggregate unaccrued maximum related to sites accounting for the majority of the accrual for environmental-related activities	64.20%

Litigation Litigation (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended		12 Months Ended	6 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Jun. 30, 2008 Trial by Jury, State of Rhode Island [Member] jury_trial defendant
Loss Contingencies [Line Items]
Number of Jury Trials				2
Number of additional defendants				2
DOL settlement	$ 80,000		$ 80,000
After tax charge to earnings for DOL settlement	(49,163)	74,982
Cost of goods sold increase due to DOL settlement	16,000
Increase to selling, general and administratve expense due to DOL settlement	64,000
Decrease to income tax expense due to DOL settlement	$ (30,837)
Decrease in fourth quarter net income per share due to DOL settlement	$ (0.47)	$ 0.71

Capital Stock (Details)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 21, 2010	Dec. 31, 2012 Common Stock [Member]	Dec. 31, 2011 Common Stock [Member]	Dec. 31, 2010 Common Stock [Member]	Mar. 31, 2011 Treasury Stock	Dec. 31, 2012 Treasury Stock	Dec. 31, 2011 Treasury Stock	Dec. 31, 2010 Treasury Stock	Dec. 31, 2012 Cumulative Preferred Stock [Member]	Dec. 31, 2012 Convertible Preferred Stock [Member]
Capital Stock (Textual) [Abstract]
Common stock authorized	300,000,000
Preferred stock authorized	30,000,000											3,000,000	1,000,000
Increase in number of shares authorized under employee plan				9,200,000
Number of shares authorized under Employee Plan				19,200,000
Common stock reserved for future grants of restricted stock	13,558,565	18,013,429	19,835,391
Common stock held in revocable trust	484,872	475,628	475,628
Number of shares retired								(125,425,977)		(125,425,977)
Schedule of Capital Stock
Common Shares in Treasury, beginning									3,601,159	124,324,862	119,209,669
Common Shares Outstanding, beginning	103,270,067	103,854,234	107,020,728		103,854,234	107,020,728	109,436,869
Shares tendered as payment for option rights exercised					(7,766)	(2,274)	(15,752)		7,766	2,274	15,752
Shares issued for exercise of option rights					4,140,822	1,480,058	2,436,639
Shares tendered in connection with grants of restricted stock					(143,979)		(99,441)		143,979		99,441
Net shares issued for grants of restricted stock					26,756	55,722	262,413
Treasury stock purchased					(4,600,000)	(4,700,000)	(5,000,000)		4,600,000	4,700,000	5,000,000
Treasury stock retired								(125,425,977)		(125,425,977)
Common Shares in Treasury, ending									8,352,904	3,601,159	124,324,862
Common Shares Outstanding, ending	103,270,067	103,854,234	107,020,728		103,270,067	103,854,234	107,020,728

Stock Purchase Plan and Preferred Stock (Details Textual) (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 31, 2012 vote employee	Dec. 31, 2012 vote employee	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2009	Aug. 01, 2006
Stock Purchase Plan and Preferred Stock (Textual) [Abstract]
Employees contributed to company's ESOP	28,256	28,256
Participants contribution on a pretax basis only of their annual compensation, maximum	20.00%	20.00%
Company matched eligible employee contributions to employee stock purchase plan ESOP prior to July 1, 2009		Prior to July 1, 2009, the Company matched one hundred percent of all contributions up to six percent of eligible employee contributions.
Percentage of matching contribution to ESOP Plan by employer		100.00%
Maximum percentage of eligible contribution plan up to which employer contributes					6.00%
Company matched eligible employee contributions to employee stock purchase plan ESOP effective July 1, 2009		Match to one-hundred percent on the first three percent of eligible employee contributions and fifty percent on the next two percent of eligible contributions.
Percentage of amended matching contribution to ESOP plan by Employer up to First Three Percentage					100.00%
Percentage of amended eligible contribution plan up to which employer contribute first					3.00%
Percentage of amended matching contribution to ESOP plan by Employer up to Next Two Percentage					50.00%
Percentage of amended eligible contribution plan up to which employer contribute second					2.00%
Company contributions to ESOP on behalf of participating employees representing amounts authorized by employees to be withheld from their earnings on pre-tax basis		$ 88,363	$ 79,266	$ 70,601
Company's matching contributions to the ESOP		142,791	48,816	37,894
DOL settlement	80,000	80,000
Employee stock ownership plan common stock shares held in ESOP	14,616,378	14,616,378
Percentage of total voting shares outstanding held by the ESOP	14.20%	14.20%
Employee stock ownership plan ESOP series 2 preferred stock contributed to ESOP						500,000
Cumulative quarterly dividends per share on convertible serial preferred stock						$ 11.25
Value of Series 2 Preferred stock issued to ESOP						500,000
Amount borrowed for acquisition of Series 2 Preferred stock						500,000
Interest rate on amount borrowed for acquisition of Series 2 Preferred stock						5.50%
Term for payment of borrowed amount for acquisition of Series 2 Preferred stock in equal quarterly payments		10 years
Number of votes for each Series 2 Preferred share under ESOP	1	1
Allocated or committed to be released shares of Series 2 Preferred stock outstanding	0	0	0	0
Redeemed share of Series 2 Preferred stock		59,187	56,480
Fair value of Series 2 Preferred stock	$ 210,773	$ 210,773	$ 328,495	$ 411,655

Stock-Based Compensation (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Option rights
Risk-free interest rate	0.78%	1.13%	1.16%
Expected life of option rights	5 years 1 month 10 days	5 years 3 months 7 days	5 years 3 months 7 days
Expected dividend yield of stock	1.43%	1.77%	1.84%
Expected volatility of stock	27.40%	30.30%	30.40%
Company's non-qualified and incentive stock option right activity for employees and nonemployee directors
Outstanding beginning of the year, Optioned Shares	9,857,695	10,009,385	10,897,652
Granted, Optioned Shares	1,089,240	1,407,259	1,586,984
Exercised, Optioned Shares	(4,140,822)	(1,480,058)	(2,436,639)
Forfeited, Optioned Shares	(57,730)	(76,354)	(34,999)
Expired, Optioned Shares	(257)	(2,537)	(3,613)
Outstanding end of the year, Optioned Shares	6,748,126	9,857,695	10,009,385
Outstanding beginning of the year, Weighted- Average Exercise Price Per Share	$ 60.31	$ 55.82	$ 50.3
Granted, Weighted- Average Exercise Price Per Share	$ 152.93	$ 78.72	$ 72.48
Exercised, Weighted- Average Exercise Price Per Share	$ 53.4	$ 47.15	$ 41.95
Forfeited, Weighted- Average Exercise Price Per Share	$ 78.01	$ 67.02	$ 58.9
Expired, Weighted- Average Exercise Price Per Share	$ 72.65	$ 53.65	$ 54.71
Outstanding end of the year, Weighted- Average Exercise Price Per Share	$ 79.39	$ 60.31	$ 55.82
Outstanding end of year, Aggregate Intrinsic Value	$ 494,699	$ 287,526	$ 281,349
Exercisable at end of year, Optioned Shares	4,245,891	6,908,116	6,655,569
Exercisable at end of year, Weighted- Average Exercise Price Per Share	$ 61.43	$ 54.24	$ 50.78
Exercisable at end of year, Aggregate Intrinsic Value	$ 386,484	$ 243,440	$ 220,647

Stock- Based Compensation (Details Textual) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended									12 Months Ended			12 Months Ended
	Dec. 31, 2012 right	Dec. 31, 2011	Dec. 31, 2010	Apr. 21, 2010	Dec. 31, 2009	Apr. 19, 2006 Employee Stock Option [Member]	Dec. 31, 2012 Non-employee Plan [Member] right	Dec. 31, 2011 Non-employee Plan [Member]	Dec. 31, 2010 Non-employee Plan [Member]	Dec. 31, 2012 Stock Option [Member]	Dec. 31, 2012 2006 Employee Plan [Member] right	Apr. 19, 2006 2006 Employee Plan [Member]	Dec. 31, 2012 Employees [Member]	Dec. 31, 2011 Employees [Member]	Dec. 31, 2010 Employees [Member]	Dec. 31, 2012 Employees [Member] Restricted Stock [Member]	Dec. 31, 2012 Non-Employee Directors [Member]	Dec. 31, 2011 Non-Employee Directors [Member]	Dec. 31, 2010 Non-Employee Directors [Member]	Dec. 31, 2012 Non-Employee Directors [Member] Restricted Stock [Member]
Stock-Based Compensation (Textual) [Abstract]
Number of shares authorized under 2006 Equity and Performance Incentive Plan						10,000,000						200,000
Increase in number of shares authorized under employee plan				9,200,000
Number of shares authorized under Employee Plan				19,200,000
Number of appreciation rights, restricted stock units, performance shares or performance units granted							0				0
Unrecognized stock-based compensation expense	$ 68,558									$ 37,974						$ 29,286				$ 1,298
Unrecognized stock-based compensation expense, Weighted-average period recognition	1 year 3 months 18 days									1 year 4 months 10 days						1 year 1 month 13 days				1 year 5 months 5 days
Stock-based compensation expense	54,348	48,176	42,276
Income tax benefit related to stock-based compensation expense	20,948	18,570	16,290
Reduction in Basic Net Income per common share due to stock-based compensation expense	$ 0.33
Reduction in Diluted Net Income Per Common Share Due to Stock Based Compensation Expense	$ 0.32
Estimated Forfeiture Rate										2.60%
Portion of option rights generally becoming exercisable to the extent of optioned shares	0.33
Share Based Compensation Arrangement By Share Based Payment Award Award Expiration Period	10 years
Weighted-average per share fair value of option rights granted during the year, Optioned Shares	$ 32.74	$ 18.47	$ 16.83
Intrinsic value of exercised option rights													298,883	53,100	74,440		1,412	1,129	626
Fair Value of Options Vested	$ 25,879	$ 25,868	$ 25,073
Outstanding option rights	6,748,126	9,857,695	10,009,385		10,897,652		3,500	17,500	37,500
Weighted average remaining term for options outstanding	6 years 11 months 27 days	6 years 6 months 15 days	6 years 9 months 4 days
Weighted average remaining term for options exercisable	5 years 9 months 15 days	5 years 4 months 21 days	5 years 6 months 29 days
Shares reserved for future grants of option rights restricted stock, Optioned Shares	6,810,439	8,155,734	9,826,006
Period of unrecognized compensation expense being amortized on straight line basis over vesting period	3 years

Stock- Based Compensation (Details 1) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Summary of grants of restricted stock to certain officers, key employees and non-employee directors
Restricted stock granted	301,856	300,677	348,460
Restricted Stock [Member]
Summary of grants of restricted stock to certain officers, key employees and non-employee directors
Restricted stock granted	301,856	300,677	348,460
Weighted-average per share fair value of restricted stock granted during the year	99.47	84.86	64.49

Stock- Based Compensation (Details 2)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Summary of the Company's restricted stock activity
Outstanding at beginning of year	1,304,891	1,266,201	1,304,386
Granted	301,856	300,677	348,460
Vested	(412,859)	(16,072)	(300,598)
Forfeited	(274,140)	(245,915)	(86,047)
Outstanding at end of year	919,748	1,304,891	1,266,201

Other (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other general expense (income) - net
Provisions for environmental matters - net	$ 6,736	$ 9,100	$ 7,089
Loss (gain) on disposition of assets	3,454	(5,469)	2,720
Net income of exit or disposal activities	(4,942)	(900)	(6,006)
Total	5,248	2,731	3,803
Other income - net
Dividend and royalty income	(4,666)	(4,963)	(3,857)
Net expense from financing activities	9,220	8,023	9,256
Foreign currency transaction related (gains) losses	(3,071)	4,748	22
Other income	(21,074)	(22,167)	(14,059)
Other expense	9,651	9,550	7,857
Total	$ (9,940)	$ (4,809)	$ (781)

Other (Textual) (Details)	Dec. 31, 2012 Contract OptionPlan	Dec. 31, 2011 Contract OptionPlan	Dec. 31, 2010 OptionPlan Contract
Other Income and Expenses [Abstract]
Number of foreign currency option outstanding	0	0	0
Number of foreign forward contracts outstanding	0	0	0

Income Taxes (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Deferred tax assets:
Exit costs, environ-mental and other similar items	$ 45,403	$ 53,928	$ 64,773
Deferred employee benefit items	93,039	74,577	57,810
Other items (each less than 5 percent of total assets)	73,388	83,192	79,014
Total deferred tax assets	211,830	211,697	201,597
Deferred tax liabilities:
Depreciation and amortization	202,891	192,035	165,917
Current:
Federal	207,791	204,284	127,498
Foreign	51,264	50,272	50,765
State and local	27,642	28,219	16,966
Total current	286,697	282,775	195,229
Deferred:
Federal	8,692	20,713	27,903
Foreign	(16,964)	(3,922)	(7,145)
State and local	(2,150)	122	(688)
Total deferred	(10,422)	16,913	20,070
Total provisions for income taxes	$ 276,275	$ 299,688	$ 215,299

Income Taxes (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Components of income before income taxes as used for income tax purposes
Domestic	$ 712,873	$ 560,395	$ 539,120
Foreign	194,436	181,153	138,664
Total	907,309	741,548	677,784
Reconciliation of the statutory federal income tax rate to the effective tax rate
Statutory federal income tax rate	35.00%	35.00%	35.00%
Effect of State and local income taxes	1.80%	2.10%	1.60%
Effect of Investment vehicles	(2.10%)	(1.90%)	(1.60%)
Effect of ESOP IRS audit settlement		10.10%
Effect of Domestic production activities	(1.90%)	(2.40%)	(2.50%)
Effect of Other - net	(2.40%)	(2.50%)	(0.70%)
Effective tax rate	30.40%	40.40%	31.80%
Reconciliation of unrecognized tax
Balance at beginning of year	29,666	31,268	36,963
Additions based on tax positions related to the current year	3,760	2,807	3,109
Additions for tax positions of prior years	7,392	1,354	1,841
Reductions for tax positions of prior years	(6,583)	(3,339)	(9,123)
Settlements	(1,139)	(1,089)	(55)
Lapses of Statutes of Limitations	(4,977)	(1,335)	(1,467)
Balance at end of year	$ 28,119	$ 29,666	$ 31,268

Income Taxes (Details Textual) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Disclosure [Abstract]
Valuation reserves for other deferred tax assets	$ 11,474,000	$ 8,017,000	$ 17,756,000
Domestic net operating loss carryforward	8,650,000
Net operating loss carryforward expiration Dates	Through 2030
Foreign net operating losses carryforward	47,412,000
Effect of the repatriation provisions of the American Jobs Creation Act of 2004 and the provisions of the Income Taxes Topic of the ASC	7,572,000	(491,000)	1,885,000
Retained earnings invested by foreign subsidiaries for which provision was not made	19,274,000
Deferred Tax Liabilities, Undistributed Foreign Earnings	1,000,000
Interest related to 2008 tax year	2,000,000
Unrecognized tax benefits adjusted	25,011,000	25,569,000	27,428,000
Amount of unrecognized tax benefits where significant change is reasonably possible	6,981,000
Income tax interest and penalties	1,532,000	1,163,000	1,544,000
Accrued income tax interest and penalties	$ 6,178,000	$ 8,095,000	$ 10,197,000

Net Income Per Common Share (Details) (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012 ParticipatingSecurities		Dec. 31, 2011		Dec. 31, 2010
Basic
Average common shares outstanding (in shares)									101,714,901		103,471,323		107,021,624
Net income	$ 68,052	$ 234,953	$ 227,813	$ 100,216	$ 14,552	$ 179,877	$ 179,115	$ 68,316	$ 631,034		$ 441,860		$ 462,485
Less net income allocated to unvested restricted shares									(5,114)		(4,825)		(4,817)
Net income allocated to common shares									625,920		437,035		457,668
Net income per common share - basic (in dollars per share)	$ 0.66	$ 2.29	$ 2.23	$ 0.97	$ 0.14	$ 1.74	$ 1.69	$ 0.64	$ 6.15		$ 4.22		$ 4.28
Diluted
Average common shares outstanding (in shares)									101,714,901		103,471,323		107,021,624
Stock options and other contingently issuable shares (in shares)									2,215,528	[1]	2,200,650	[1]	1,763,893	[1]
Average common shares outstanding assuming dilution (in shares)									103,930,429		105,671,973		108,785,517
Net income	68,052	234,953	227,813	100,216	14,552	179,877	179,115	68,316	631,034		441,860		462,485
Less net income allocated to unvested restricted shares assuming dilution									(5,008)		(4,756)		(4,749)
Net income allocated to common shares assuming dilution									$ 626,026		$ 437,104		$ 457,736
Net income per common share - diluted (in dollars per share)	$ 0.65	$ 2.24	$ 2.17	$ 0.95	$ 0.14	$ 1.71	$ 1.66	$ 0.63	$ 6.02		$ 4.14		$ 4.21
Net Income Per Common Share (Textual) [Abstract]
Common shares outstanding, anti-dilutive									1,047,734		101,260		1,544,620
Classes of participating securities									2
Percent common shares representing outstanding shares	99.00%								99.00%
Percent restricted shares representing outstanding shares	1.00%								1.00%

[1]	Stock options and other contingently issuable shares excludes 1,047,734, 101,260 and 1,544,620 shares at December 31, 2012, 2011 and 2010, respectively, due to their anti-dilutive effect.

Summary of Quarterly Results of Operations (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Selected Quarterly Financial Information [Abstract]
Net sales	$ 2,221,870	$ 2,603,226	$ 2,573,022	$ 2,136,344	$ 2,070,442	$ 2,484,920	$ 2,354,751	$ 1,855,586	$ 9,534,462	$ 8,765,699	$ 7,776,424
Gross profit	995,508	1,150,282	1,150,597	909,839	886,100	1,038,299	1,022,755	797,408	4,206,226	3,744,562	3,481,078
Net income	68,052	234,953	227,813	100,216	14,552	179,877	179,115	68,316	631,034	441,860	462,485
Net income per common share - basic (in dollars per share)	$ 0.66	$ 2.29	$ 2.23	$ 0.97	$ 0.14	$ 1.74	$ 1.69	$ 0.64	$ 6.15	$ 4.22	$ 4.28
Net income per common share - diluted (in dollars per share)	$ 0.65	$ 2.24	$ 2.17	$ 0.95	$ 0.14	$ 1.71	$ 1.66	$ 0.63	$ 6.02	$ 4.14	$ 4.21
Summary of Quarterly Results of Operations (Textual) [Abstract]
Decrease in fourth quarter net income	49,163				(74,982)
Decrease in fourth quarter net income, per share	$ 0.47				$ (0.71)
Increase in gross profit	28,724				25,123
Increase in gross profit, per share	$ 0.17				$ 0.15
Annual physical inventory adjustments in fourth quarter	29,488				23,394
Decrease in Selling, general and administrative expenses	$ 5,645
Decrease in Selling, general and administrative expenses per share	$ 0.03

Operating Leases (Details Textual) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating Leases (Textual) [Abstract]
Rental expenses	$ 310,109	$ 292,516	$ 282,309
Contingent rental included in rent expense	$ 39,340	$ 36,917	$ 37,602

Operating Leases (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Future minimum lease payments under noncancellable operating leases
2013	$ 242,360
2014	226,975
2015	192,117
2016	151,654
2017	103,573
Later years	191,844
Total minimum lease payments	$ 1,108,523

Reportable Segment Information (Details) (USD $)	3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2010
Reportable segment information
Net external sales		$ 9,534,000,000	$ 8,766,000,000		$ 7,776,000,000
Intersegment transfers
Total net sales and intersegment transfers		9,534,000,000	8,766,000,000		7,776,000,000
Segment profit		1,307,000,000	985,000,000	[1]	948,000,000	[1]
Interest expense		(43,000,000)	(42,000,000)		(71,000,000)
Administrative expenses and other		(357,000,000)	(201,000,000)		(199,000,000)
Income before income taxes		907,309,000	741,548,000		677,784,000
Identifiable assets	6,234,737,000	6,234,737,000	5,229,252,000		5,169,235,000
Capital expenditures		157,000,000	154,000,000		125,000,000
Depreciation		152,217,000	151,212,000		140,347,000
DOL settlement	80,000,000	80,000,000
Paint Stores Group [Member]
Reportable segment information
Net external sales		5,410,000,000	4,780,000,000		4,381,000,000
Intersegment transfers
Total net sales and intersegment transfers		5,410,000,000	4,780,000,000		4,381,000,000
Segment profit		862,000,000	646,000,000		620,000,000
Income before income taxes		862,000,000	646,000,000		620,000,000
Reportable segment margins		15.90%	13.50%		14.20%
Identifiable assets	1,374,000,000	1,374,000,000	1,309,000,000		1,238,000,000
Capital expenditures		67,000,000	50,000,000		51,000,000
Depreciation		49,000,000	48,000,000		47,000,000
Consumer Group [Member]
Reportable segment information
Net external sales		1,322,000,000	1,274,000,000		1,298,000,000
Intersegment transfers		2,320,000,000	2,091,000,000		1,770,000,000
Total net sales and intersegment transfers		3,642,000,000	3,365,000,000		3,068,000,000
Segment profit		217,000,000	174,000,000		204,000,000
Income before income taxes		217,000,000	174,000,000		204,000,000
Reportable segment margins		6.00%	5.20%		6.60%
Identifiable assets	1,701,000,000	1,701,000,000	1,682,000,000		1,603,000,000
Capital expenditures		47,000,000	35,000,000		25,000,000
Depreciation		43,000,000	43,000,000		39,000,000	[1]
Mark-up on intersegment transfers realized as a result of external sales included in segment profit		27,000,000	24,000,000		22,000,000
Global Finishes Group [Member]
Reportable segment information
Net external sales		1,961,000,000	1,878,000,000		1,417,000,000
Intersegment transfers		7,000,000	9,000,000		4,000,000
Total net sales and intersegment transfers		1,968,000,000	1,887,000,000		1,421,000,000
Segment profit		147,000,000	90,000,000		65,000,000
Income before income taxes		147,000,000	90,000,000		65,000,000
Reportable segment margins		7.50%	4.80%		4.60%
Identifiable assets	987,000,000	987,000,000	939,000,000		1,089,000,000
Capital expenditures		14,000,000	14,000,000		26,000,000
Depreciation		30,000,000	31,000,000		28,000,000
Latin America Coatings Group [Member]
Reportable segment information
Net external sales		836,000,000	828,000,000		675,000,000
Intersegment transfers		47,000,000	39,000,000		34,000,000
Total net sales and intersegment transfers		883,000,000	867,000,000		709,000,000
Segment profit		81,000,000	75,000,000		59,000,000
Income before income taxes		81,000,000	75,000,000		59,000,000
Reportable segment margins		9.20%	8.70%		8.30%
Identifiable assets	485,000,000	485,000,000	469,000,000		437,000,000
Capital expenditures		9,000,000	14,000,000		12,000,000
Depreciation		10,000,000	11,000,000		10,000,000
Administrative [Member]
Reportable segment information
Net external sales		5,000,000	6,000,000		5,000,000
Intersegment transfers		(2,374,000,000)	(2,139,000,000)		(1,808,000,000)
Total net sales and intersegment transfers		(2,369,000,000)	(2,133,000,000)		(1,803,000,000)
Segment profit
Interest expense		(43,000,000)	(42,000,000)		(71,000,000)
Administrative expenses and other		(357,000,000)	(201,000,000)		(199,000,000)
Income before income taxes		(400,000,000)	(243,000,000)		(270,000,000)
Identifiable assets	1,688,000,000	1,688,000,000	830,000,000		802,000,000
Capital expenditures		20,000,000	41,000,000		11,000,000
Depreciation		$ 20,000,000	$ 18,000,000		$ 16,000,000

[1]	Segment profit included $27, $24 and $22 of mark-up on intersegment transfers realized primarily as a result of external sales by the Paint Stores Group during 2012, 2011 and 2010, respectively.

Reportable Segment Information (Details Textual) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 store	Dec. 31, 2011 store	Dec. 31, 2010 store
Reportable Segment Information (Textual) [Abstract]
Number of reportable operating segments	4
Aggregate total of long lived assets	3,085,499	2,967,660	2,955,513
Assets	6,234,737	5,229,252	5,169,235
Export sales and sales to individual customer	less than 10 percent of consolidated sales to unaffiliated customers
Paint Stores Group [Member]
Reportable Segment Information (Textual) [Abstract]
Number of company-operated stores	3,520
Number of net new stores	70	60	36
New stores opened	81
Paint Stores Group [Member] | United States of America [Member]
Reportable Segment Information (Textual) [Abstract]
New stores opened	63
Number of stores closed	11
Paint Stores Group [Member] | Canada [Member]
Reportable Segment Information (Textual) [Abstract]
New stores opened	14
Paint Stores Group [Member] | Puerto Rico [Member]
Reportable Segment Information (Textual) [Abstract]
New stores opened	1
Paint Stores Group [Member] | Trinidad [Member]
Reportable Segment Information (Textual) [Abstract]
New stores opened	3
Consumer Group [Member]
Reportable Segment Information (Textual) [Abstract]
Percent of sales of one group Including Inter segment transfers represented Products sold through other stores group	64.00%
Global Finishes Group [Member]
Reportable Segment Information (Textual) [Abstract]
Number of company-operated stores	302
Net Increase (Decrease) in branches	(1)
Number of subsidiaries in foreign countries	34
Income from licensing agreements in number of foreign countries	16
Global Finishes Group [Member] | United States of America [Member]
Reportable Segment Information (Textual) [Abstract]
New stores opened	1
Number of stores closed	2
Latin America Coatings Group [Member]
Reportable Segment Information (Textual) [Abstract]
Number of company-operated stores	276
New stores opened	17
Net Increase (Decrease) in branches	11
Number of subsidiaries in foreign countries	9
Income from licensing agreements in number of foreign countries	10
Number of foreign Joint ventures	4
Latin America Coatings Group [Member] | South America [Member]
Reportable Segment Information (Textual) [Abstract]
New stores opened	9
Number of stores closed	6
Latin America Coatings Group [Member] | Mexico [Member]
Reportable Segment Information (Textual) [Abstract]
New stores opened	8
Foreign Subsidiaries [Member]
Reportable Segment Information (Textual) [Abstract]
Net external sales	2,049,814	1,982,859	1,468,116
Segment profit	158,377	122,436	86,951
Long-lived assets	718,409	650,681	664,547
Consolidated foreign subsidiaries assets	1,598,996	1,443,034	1,467,969
Percent of assets of consolidated foreign subsidiaries to Company's assets	25.60%	27.60%	28.40%